                                                                   EXHIBIT 10.56







                 -----------------------------------------------

                    STARTEC GLOBAL COMMUNICATIONS CORPORATION

                                   $20,000,000

                          INVESTMENT AND LOAN AGREEMENT

                                  JUNE 30, 2000






                              FINANCING PROVIDED BY

                           ALLIED CAPITAL CORPORATION

                 -----------------------------------------------

                                TABLE OF CONTENTS


PREAMBLE
         Parties
         Recitals

ARTICLE 1 - Loan..................................................................................................1
      Section 1.1   Funding.......................................................................................1
      Section 1.2   PARITY OF LOAN WITH High-Yield/Public Debt....................................................1

ARTICLE 2 - Equity................................................................................................2
      Section 2.1   Common Stock Purchase Warrants................................................................2
      Section 2.2   Registration of Warrant Shares................................................................2
                         Section 2.3  Demand Registration Rights..................................................2
                         (a)  Number of Demand Registrations......................................................2
                         (b)  Effective Registrations.............................................................2
                         (c)  Right to Select Underwriter or Agent................................................3
                         (d)  Maintenance of Effectiveness........................................................3
                         (e)  Inclusion of Other Shares...........................................................3
      Section 2.4   Piggy-Back Registration.......................................................................3
                         (a)  Allocation..........................................................................3
      Section 2.5   Certain Obligations of Holders in a Registered Offering.......................................4
      Section 2.6   Indemnification...............................................................................4
                         (a)  Indemnification by the Company......................................................4
                         (b)  Indemnification by Selling Holders..................................................4
                         (c)  Notice of Claims and Conduct of Defense.............................................5
      Section 2.7   Contribution..................................................................................5
      Section 2.8   Underwritten Offerings........................................................................6
                         (a)  Underwritten Demand Offerings.......................................................6
                         (b)  Underwritten Piggyback Offerings....................................................6
      Section 2.9   Delays in Registration........................................................................6
      Section 2.10  Fees and Expenses.............................................................................7
      Section 2.11  Limit to Blue-Sky Filings Required............................................................7

ARTICLE 3 - Representations and Warranties........................................................................7
      Section 3.1   Due Organization; Authority; Binding Obligation; Opinion of Counsel...........................7
      Section 3.2   Principal Business; Title to Assets...........................................................8
      Section 3.3   Litigation....................................................................................8
      Section 3.4   Taxes.........................................................................................8
                         (a)  Generally...........................................................................8
                         (b)  No Open Returns.....................................................................9
      Section 3.5   Financial Statements..........................................................................9
      Section 3.6   Leases; Material Contracts....................................................................9
                         (a)  Leases..............................................................................9
                         (b)  Material Contracts..................................................................9
      Section 3.7   Disclosure...................................................................................10
      Section 3.8   Material High-Yield/Public Debt Documents....................................................10
      Section 3.9   Management History...........................................................................10
      Section 3.10  Subsidiaries and Affiliates..................................................................10
      Section 3.11  Incumbency...................................................................................10
      Section 3.12  No Material Adverse Change...................................................................10




      Section 3.13  Non-Contravention............................................................................11
      Section 3.14  Permits and Consents.........................................................................11
      Section 3.15  Fees & Brokerage.............................................................................11
      Section 3.16  Other Debts; Sources and Uses................................................................11
      Section 3.17  Capital Structure............................................................................11
      Section 3.18  Solvency.....................................................................................12
      Section 3.19  Investment Company Act Representations.......................................................12
      Section 3.20  Regulatory Compliance........................................................................12
      Section 3.21  Employee Benefit Matters.....................................................................12
      Section 3.22  Collective Bargaining........................................................................13
      Section 3.23  Employment Related Agreements................................................................13
      Section 3.24  Related-Party Transactions...................................................................13
      Section 3.25  No Competing Business Interests..............................................................13
      Section 3.26  No Conflicting Non-Competition Agreements....................................................13
      Section 3.27  Government Authorizations....................................................................14
      Section 3.28  FCC Proceedings..............................................................................14

Section 3.29         14

ARTICLE 4 - Affirmative Covenants................................................................................14
      Section 4.1   Quarterly Financials.........................................................................14
      Section 4.2   Year-end Financials; Annual Audit............................................................15
      Section 4.3   Business Models..............................................................................15
      Section 4.4   Certification of Non-Default.................................................................15
      Section 4.5   Regulatory Filings...........................................................................15
      Section 4.6   Notice of Litigation.........................................................................15
      Section 4.7   Notice of Defaults or Judgments..............................................................15
      Section 4.8   Access to Records............................................................................16
      Section 4.9   Information Requests.........................................................................16
      Section 4.10  Insurance....................................................................................16
      Section 4.11  Use of Proceeds..............................................................................16
      Section 4.12  Financial Covenants..........................................................................16
      Section 4.13  Payments.....................................................................................17
      Section 4.14  Compliance With Applicable Law...............................................................17
      Section 4.15  Further Assurance............................................................................17

ARTICLE 5 - Negative Covenants...................................................................................17
      Section 5.1   Restricted Payments..........................................................................17
      Section 5.2   Limitation on Issuances of Guarantees of Indebtedness by Subsidiaries........................18
      Section 5.3   Limitation on Investments in Unrestricted Subsidiaries.......................................19
      Section 5.4   Employee Compensation........................................................................19
      Section 5.5   Cross-Acceleration...........................................................................19
      Section 5.6   Changes to Indenture.........................................................................19

ARTICLE 6 - Termination of Indenture.............................................................................20
      Section 6.1   Limitation on Indebtedness and Preferred Stock of Restricted Subsidiaries....................20
      Section 6.2   Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries......22
      Section 6.3   Limitation on the Issuance and Sale of Capital Stock of Restricted Subsidiaries..............24
      Section 6.4   Limitation on Transactions with Stockholders and Affiliates..................................24
      Section 6.5   Limitation on Liens..........................................................................25



      Section 6.6   Limitation on Asset Sales....................................................................25
      Section 6.7   Business of the Company; Restriction on Transfers of Existing Business.......................27
      Section 6.8   Limitation on Sale-Leaseback Transactions....................................................27
      Section 6.9   Consolidation, Merger, Conveyance, Transfer or Lease.........................................27

ARTICLE 7 - Default..............................................................................................28
      Section 7.1   Events of Default............................................................................28
                         (a)  Principal and Interest Payments....................................................28
                         (b)  Representations and Warranties.....................................................28
                         (c)  Covenants..........................................................................29
                         (d)  Loan Documents.....................................................................29
                         (e)  Involuntary Bankruptcy or Receivership Proceedings.................................29
                         (f)  Voluntary Petitions................................................................29
                         (g)  Assignments for Benefit of Creditors...............................................29
                         (h)  Undischarged Judgments.............................................................29
                         (i)  Attachment.........................................................................30
      Section 7.2   Remedies.....................................................................................30
                         (a)  Default Rate of Interest...........................................................30
                         (b)  Acceleration.......................................................................30

ARTICLE 8 - Conditions to Closing................................................................................30
      Section 8.1   Issuance of Notes and Warrants...............................................................30
      Section 8.2   Transaction Documents........................................................................30
      Section 8.3   Certified Documents..........................................................................30
      Section 8.4   Representations and Warranties; No Default; No Adverse Change................................31
      Section 8.5   Opinion of Counsel...........................................................................31
      Section 8.6   Transaction Permitted by Applicable Laws; No Injunction......................................31
      Section 8.7   Compliance with Securities Laws..............................................................31
      Section 8.8   Approvals and Consents.......................................................................31
      Section 8.9   Expenses.....................................................................................31
      Section 8.10  Commitment Fee...............................................................................31
      Section 8.11  Insurance....................................................................................31
      Section 8.12  Due Diligence................................................................................32

ARTICLE 9 - Redemption or Defeasance.............................................................................32
      Section 9.1   Repurchase of Notes upon Change of Control...................................................32
      Section 9.2   Defeasance and Discharge.....................................................................32
      Section 9.3   Covenant Defeasance..........................................................................32
      Section 9.4   Conditions to Defeasance or Covenant Defeasance..............................................33
      Section 9.5   Deposited Money and U.S. Government Obligations to be Held in Trust;
                         Other Miscellaneous Provisions..........................................................34
      Section 9.6   Reinstatement................................................................................35
      Section 9.7   Appointment of Trustee.......................................................................35

ARTICLE 10 - Termination of Covenants............................................................................35

ARTICLE 11 - Fees and Costs; Deposit.............................................................................35
      Section 11.1  Fees and Costs...............................................................................35
      Section 11.2  Deposit......................................................................................36

ARTICLE 12 - Indemnification.....................................................................................36

ARTICLE 13 - Remedies............................................................................................37



      Section 13.1  Cumulation...................................................................................37
      Section 13.2  No Implied Waiver............................................................................37

ARTICLE 14 -Holders' Covenants As To Confidentiality.............................................................37
      Section 14.1 Confidential Information; Insider Trading.....................................................37
      Section 14.2 Publicity.....................................................................................38

ARTICLE 15 - Parties 38

ARTICLE 16 - Notice  38

ARTICLE 17 - Relationship of the Parties.........................................................................39

ARTICLE 18 - Controlling Law; Venue and Non-Exclusive Jurisdiction; Service of Process...........................40

ARTICLE 19 - Waiver of Trial by Jury.............................................................................40

ARTICLE 20 - Captions; Severance.................................................................................40

ARTICLE 21 - Counterparts; Entire Agreement......................................................................41

ARTICLE 22 - Definitions and Rules of Construction...............................................................41
      Section 22.1  Definitions..................................................................................41
      Section 22.2  Rules of Construction........................................................................57


              THIS INVESTMENT AND LOAN AGREEMENT is made by and among (i) Startec Global Communications Corporation, a Delaware corporation (collectively with successors and assigns, the "Company"), and (ii) Allied Capital Corporation, a Maryland corporation (collectively with successors and assigns, "Holders"). Capitalized terms not otherwise defined herein shall have the meanings set out in the definition section hereof, which is Section 22.1.

                                    RECITALS

A. In 1998, pursuant to the terms of the Indenture, Startec Global Communications Corporation, a Maryland corporation ("Startec Maryland"), issued certain Indenture Notes.

B. In 1999, Startec Maryland merged with and into Startec Global Holding Corporation, a Delaware corporation ("Startec Delaware") and Startec Delaware assumed the obligations of Startec Maryland under the Indenture. Thereafter in 1999, Startec Delaware changed its name to Startec Global Communications Corporation (thereby becoming Startec Global Communications Corporation, a Delaware corporation, the Company referred to in this Agreement).

C. Under terms of the Commitment Letter, the Company has committed to issue to Holders certain debt instruments and certain warrants to purchase shares of the Company's Common Stock in consideration for a loan in the aggregate principal amount of Twenty Million Dollars ($20,000,000) (collectively with all modifications, renewals, extensions and replacements thereof and therefor, the "Loan"), to be used for general corporate purposes including (without limitation) the acquisition of Telecommunication Assets, which Loan is intended to have payment rights in parity with those of the High Yield/Public Debt.

                                   PROVISIONS

              In consideration of the premises and the covenants herein, Holders, and the Company agree as set forth below.

                                   ARTICLE 1
                                      LOAN

Section 1.1 FUNDING. At Closing, Holders will fund the Loan to the Company. The Loan will be evidenced by, and repaid according to the terms of, promissory notes (collectively, with all modifications, extensions, renewals and replacements thereof and therefor, the "Notes"), which will be issued by the Company to Holders at Closing.

Section 1.2 PARITY OF LOAN WITH HIGH-YIELD/PUBLIC DEBT. The Loan, the indebtedness evidenced by the Notes, and the Holders' rights herein shall rank PARI PASSU in right of payment with the rights of the Trustee (as defined below) and the holders of the Indenture Notes and their successors and assigns with respect to the Company's obligations under the Indenture and the High-Yield/Public Debt.

                                   ARTICLE 2
                                     EQUITY

Section 2.1 COMMON STOCK PURCHASE WARRANTS. At Closing, the Company will issue and sell, and each Holder will purchase, a stock purchase warrant (collectively with all modifications, extensions, renewals and replacements thereof and therefor, the "Warrants") to acquire its respective portion of 125,000 shares of the Company's common stock ("Holders' Shares" or "Shares"), with such number of such Shares being subject to certain anti-dilution adjustments set forth in the Warrants (the shares to be acquired with the Warrants shall sometimes be referred to as "Warrant Shares"). The Warrants shall be exercisable at a price per share equal to the average closing price for the Company's common stock on the National Market System of Nasdaq for the fourteen (14) day period ending the day before the Closing Date. The aggregate purchase price for the Warrants shall be One Hundred Dollars ($100), which Holders shall pay to the Company at Closing.

Section 2.2 REGISTRATION OF WARRANT SHARES. Within 60 days after Closing, the Company shall file with the Securities and Exchange Commission and all other applicable securities agencies or exchanges a registration statement meeting the requirements of the Securities Act covering the resale of the Warrants and the Warrant Shares upon exercise of the Warrants by Holders. The Company shall use its best efforts to cause such registration statement to be declared effective within 120 days after the Closing, and to keep such registration effective until the earlier of (i) the date when all Warrants and Warrant Shares covered by the registration statement are eligible for sale under Rule 144(k) of the Securities Act, and (ii) 60 days after the expiration date of the Warrants. If such registration statement is not filed within sixty (60) days or if such registration statement is not filed and declared effective within one hundred twenty (120) days of the Closing, such events shall not be a default but the provisions of Sections 2.3, 2.4 and 2.5 hereof shall come into effect and the Company shall have no further obligations under this Section 2.2.

Section 2.3 DEMAND REGISTRATION RIGHTS. If the registration statement referred to in Section 2.2 is not filed and declared effective within one hundred twenty
(120) days of the Closing, and the Holders shall thereafter make a written request to the Company, the Company shall cause to be filed with the Securities and Exchange Commission (the "Commission") a registration statement meeting the requirements of the Securities Act (a "Demand Registration"). Each Holder shall be entitled to have included therein all of such Holder's Warrants and Warrant Shares. The Holders rights to such registration shall be subject to the following terms.

                  (a) NUMBER OF DEMAND REGISTRATIONS. The Company shall be obligated to effect one Demand Registration hereunder; and

                  (b) EFFECTIVE REGISTRATIONS. A Demand Registration shall not be deemed to have been effected: (i) unless a registration statement pursuant to the exercise of the demand rights under this Section 2.3 has become effective,
(ii) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Warrants or Shares thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Holders, (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Holders, or (iv) if the Company has exercised its rights under Section 2.9(i) or (ii) hereof with respect to the relevant registration.

                  (c) RIGHT TO SELECT UNDERWRITER OR AGENT. If any Demand Registration involves an underwritten offering, or an agented offering, the Company shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering.

                  (d) MAINTENANCE OF EFFECTIVENESS. The Company shall use its best efforts to keep the Demand Registration statement continuously effective for up to 180 days or until such earlier date as of which all the Warrants or Shares under the Demand Registration statement shall have been disposed of in the manner described in the registration statement.

                  (e) INCLUSION OF OTHER SHARES. The Company may include in any Demand Registration any Shares to be sold by the Company or Shares of other Persons having "piggyback" or similar registration rights, but only if and to the extent the offering and sale thereof will not materially impair the offering and sale of the Holders' Shares. If any registration under this Section 2.3 involves an underwritten offering and the managing underwriter of such offering shall advise the Holders by letter that, in its view, the number of securities requested to be included in such registration exceeds the largest number which can be sold in an orderly manner in such offering (the "Maximum Amount") and that such number would materially and adversely affect such offering then the Company shall include in such registration, to the extent the number and type of securities which the Company is so advised can be sold in (or during the time of) such offering: (i) first, all Shares requested to be included in such registration by the Holders; and (ii) second, to the extent that the number of Shares to be included by all Holders is less than the Maximum Amount, securities which the Company or any other holders of Shares, proposes to register.

Section 2.4 PIGGY-BACK REGISTRATION. If the registration statement referred to in Section 2.2 is not filed and declared effective within one hundred twenty
(120) days of the Closing, and the Company shall at any time thereafter prepare and file a registration statement under the Securities Act with respect to the public offering of any class of equity or debt security of the Company, or of any other commonly-controlled entity, the Company shall give fourteen (14) days prior written notice thereof to each Holder and shall, upon the written request of any Holder, include in the registration statement such number of the Holder's Warrants and Warrant Shares as such Holder may request. The Company will keep such registration statement effective and current under the Securities Act permitting the sale of all such Holders' Shares included therein for the same period that the registration is maintained effective in respect of Shares of other Persons (including the Company). In any underwritten offering the Holders' Shares to be included will be sold at the same time and the same per-share price as the Company's Shares. If the Company fails to receive a written inclusion request from any Holder within fourteen (14) days after the mailing of its written notice, then the Company shall have no obligation to include any of such Holder's Shares in the offering.

                  (a) ALLOCATION. If any registration under this Section 2.4 involves an underwritten offering and the managing underwriter of such offering shall advise the Company by letter that, in its view, the number of securities requested to be included in such registration exceeds the Maximum Amount, then the Company shall notify the Holders of such fact and give the Holders the reasonable opportunity to negotiate with the managing underwriter regarding the inclusion in such registration of all of the Shares requested by the Holders to be included therein. If the managing underwriter does not agree to include the number of shares initially requested by the Holders to be included in such registration, then the Company shall include in such registration, to the extent of the number and type of which the Company is so advised can be sold in (or during the time of) such offering: (i) first, all Shares which the Company proposes to register for its own account (the "Company Securities"); and (ii) second, to the extent that the number of Company Securities is less than the Maximum Amount, as many of the Shares requested for inclusion by the Holders as can be accommodated, allocated on a pro rata basis among the Holders, based on the number of Shares each Holder initially requested to be included, and (iii) third, to the extent the Company Securities and the Shares initially requested to be included by the Holders are fewer than the Maximum Amount, Shares owned by other Persons.

Section 2.5 CERTAIN OBLIGATIONS OF HOLDERS IN A REGISTERED OFFERING. Each Holder agrees that, upon receipt of any notice from the Company that the registration materials for the relevant offering must be supplemented or amended, such Holder will forthwith discontinue disposition of Warrant Shares and Warrants pursuant to the applicable registration statement until such Holder's receipt of copies of a supplemented or amended prospectus for the relevant offering, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder' possession, of the superceded prospectus

Section 2.6 INDEMNIFICATION.

                  (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any of the Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Holder, each underwriter of such Shares, and each other Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities, joint or several, to which such Holder, underwriter, or controlling Person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Shares were registered under the Securities Act, any preliminary prospectus, or final prospectus contained in the registration statement, or any amendment or supplement to such registration statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Holder, underwriter, and each such controlling Person in connection with investigation or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus, or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in a written instrument, duly executed, by or on behalf of such Holder, underwriter, or controlling Person specifically stating that it is for use in the preparation thereof.

                  (b) INDEMNIFICATION BY HOLDERS. In the event of any registration of any of the Shares under the Securities Act pursuant to this Agreement, each Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriters (if any) and each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities, joint or several, to which the Company, such directors and officers, underwriter, or controlling Person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to the registration statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Selling Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligations of each Holder hereunder shall be limited to an amount equal to the proceeds to such Holder of Shares sold in connection with such registration.

                  (c) NOTICE OF CLAIMS AND CONDUCT OF DEFENSE. Each party entitled to indemnification under this Section 2.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified and Indemnifying Parties may exist in respect of such claim; and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

Section 2.7 CONTRIBUTION. To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder, or any controlling Person of any such holder, makes a claim for indemnification pursuant to this Section 2.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such Holder or any such controlling Person in circumstances for which indemnification is provided under this Section 2.7; then, in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Shares offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; PROVIDED, HOWEVER, that, in any such case, (i) no such holder will be required to contribute any amount in excess of the proceeds to it of all Shares sold by it pursuant to such registration statement, and (ii) no Person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any Person or entity who is not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereinunder any amounts in payment for any settlement of any action or claim, effected without such Person's prior written consent, which consent shall not be unreasonably withheld.

Section 2.8 UNDERWRITTEN OFFERINGS.

                  (a) UNDERWRITTEN DEMAND OFFERINGS. If requested by the underwriters for any underwritten offering by the Holders pursuant to a registration requested under Section 2.3, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, the Holders and the underwriters, and to contain such representations and warranties by the Company and the Holders and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.6. The Holders will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form and substance thereof. Each Holder shall be a party to such underwriting agreement, but shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holders, their Shares, and their intended method of distribution.

                  (b) UNDERWRITTEN PIGGYBACK OFFERINGS. If the Company proposes to register any of its securities under the Securities Act as contemplated by
Section 2.4 and such securities are to be distributed by or through one or more underwriters, subject to the provisions of Section 2.4(a) the Company will, if requested by the Holders, arrange for such underwriters to include all of the Shares to be offered and sold by the Holders among the securities of the Company to be distributed by such underwriters. Each Holder shall become a party to the underwriting agreement negotiated between the Company and such underwriters, but shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Holders, their shares and their intended method of distribution.

Section 2.9 DELAYS IN REGISTRATION. If the Board of Directors of the Company, in its good faith judgment, from time to time determines that any registration of the Warrants or Warrant Shares should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization, merger, or other transaction involving the Company or any of its Subsidiaries (a "Valid Business Reason"), (i) the Company may postpone filing the registration statement until such Valid Business Reason no longer exists, but in no event for more than 120 days, and (ii) in case the registration statement has been filed, the Company may cause such registration statement to be withdrawn or its effectiveness terminated or may postpone amending or supplementing the registration statement until such Valid Business Reason no longer exists, but in no event for more than 120 days.

Section 2.10 FEES AND EXPENSES. In connection with any registration statement or other filing described herein, and in connection with making and keeping such filings effective as provided herein, the Company shall bear all the expenses and professional fees of the Company and Holders (except for the Holder's pro rata share of any underwriters discount) and shall also provide Holders with a reasonable number of printed copies of the prospectus, offering circulars and/or supplemental or amended prospectuses in final and preliminary form. The Company consents to the use of each such prospectus or offering circular in connection with the sale of Holders' Warrants and Shares.

Section 2.11 LIMIT TO BLUE-SKY FILINGS REQUIRED. In connection with any registration statement or subsequent amendment or similar document filed and is subject hereto, the Company shall take all reasonable steps to make the Holders' securities covered thereby eligible for public offering and sale under the securities or Blue Sky laws of such jurisdictions as may be specified by the relevant Holders by the effective date of such registration statement; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not so qualified at the time of filing such documents, or to take any action which would subject it to unlimited service of process in any jurisdiction where it is not so subject at such time. The Company shall keep such Blue-Sky filings current for the length of time it must keep any registration statement, post-effective amendment, prospectus or offering circular effective pursuant hereto.

Section 2.12 VALUATION OF THE WARRANTS. The Holders and Company hereby agree that as of the Closing, the fair market value of the Warrants shall be as set forth on EXHIBIT 2.12 HERETO AND THAT THEY SHALL PREPARE AND MAINTAIN THEIR BOOKS OF ACCOUNT, FINANCIAL STATEMENTS AND TAX RETURNS IN A MANNER CONSISTENT THEREWITH.

                                   ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

              To induce Holders to enter the transactions contemplated herein and purchase the Notes and Warrants, the Company represents and warrants as set out below. All representations and warranties in this Article shall refer to facts as they exist at Closing and shall survive the Closing.

Section 3.1 DUE ORGANIZATION; AUTHORITY; BINDING OBLIGATION; OPINION OF COUNSEL.

                  (a) The Company is duly incorporated, validly existing and in good standing under the laws of the state of Delaware having a Certificate of Incorporation, as amended, and Bylaws, (all terms of which are in full force and effect) as previously furnished to Holders, and true copies of which, together with all other material constituent documents of the Company, are attached hereto as part of EXHIBIT 3.01(a); and each of the Company's Subsidiaries is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                  (b) Each of the Company and its Subsidiaries is duly qualified to conduct business as proposed and is in good standing as a foreign corporation in all jurisdictions in which the nature of its business or location of its properties require such qualification and a list of such jurisdictions is attached hereto as EXHIBIT 3.01(b); except where the failure to so qualify would not have a Material Adverse Effect on the Company or its Subsidiaries;

                  (c) The Company has full power and authority to enter into this Agreement, to borrow money as contemplated hereby, and to carry out the provisions hereof; the Company has taken all corporate action necessary for the execution and performance of this Agreement as evidenced by the resolutions set forth as EXHIBIT 3.01(c);

                  (d) This Agreement and each document to be executed by the Company herewith will constitute a valid and binding obligation of the Company, enforceable in accordance with their respective terms when executed and delivered, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and similar laws of general application relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

                  (e) The Company has caused its counsel to deliver a letter opining as to such authority and related matters in substantially the form set forth in EXHIBIT 3.01(e).

Section 3.2 PRINCIPAL BUSINESS; TITLE TO ASSETS.

                  (a) The Company and its Subsidiaries are primarily engaged in business as integrated communications providers of voice over internet protocol, data and internet services to ethnic communities (the "Business");

                  (b) The Company and each of its Subsidiaries has good and marketable title to and ownership of all real and personal property it purports to own free and clear of all liens, claims, security interests and encumbrances except for Permitted Liens.

Section 3.3 LITIGATION. There is no suit, action, claim, proceeding or investigation by or before any governmental body, agency, commission, Regulatory Agency, arbitrator or other similar public or private decisionmaker or other tribunal now pending or, to the Knowledge of the Company, threatened against or affecting the Company, any of its Subsidiaries, the Indian Partner, or any of their respective Executive Officers or directors, or any property services, Regulatory Authorizations or rights of the Company which could have a Material Adverse Effect on the Company or its Subsidiaries, except as set out in the litigation schedule attached hereto as EXHIBIT 3.03 (hereinafter "Litigation Schedule"); to the Knowledge of the Company, there is no basis or grounds for any such suit or proceeding and there are no outstanding orders, judgments, writs, injunctions or decrees or any court, government agency or arbitrational tribunal against or affecting the Company or any of its Subsidiaries or the property, assets or business of the Company or which could have a Material Adverse Effect on the Company, its Subsidiaries, or its Indian Partner.

Section 3.4 TAXES.

                  (a) GENERALLY. The Company and each of its Subsidiaries has filed or caused to be filed all federal, state, local and foreign tax returns, which are required to be filed on or before the Closing Date, or has filed extensions therefor, except for returns in state and local jurisdictions wherein the Company or its relevant Subsidiaries (as applicable) had revenues less than $1,000 in the applicable tax period and all such returns were correct and complete in all material respects. The Company and its Subsidiaries have paid in full or made adequate provisions for all taxes shown to be due on such returns and otherwise has fully reserved for or paid all taxes due for all periods or portions thereof ending prior to or on the Closing Date, except taxes that are being contested in good faith by appropriate proceedings and for which the Company shall have set aside on its books adequate reserves in accordance with GAAP.

                  (b) NO OPEN RETURNS. No federal, state, local, foreign or other return of the Company or any of its Subsidiaries for tax years that remain open under any applicable statute of limitations, has been examined by the Internal Revenue Service or other tax authorities; or if so examined no deficiencies have been asserted or assessments made as a result of such examinations (including all penalties and interest); there are no waivers, agreements or other arrangements providing for any extension of time with respect to the assessment or collection of any unpaid tax, interest or penalties relating to the Company or any of its Subsidiaries; no issues have been raised by (or are currently pending before) the Internal Revenue Service or any other taxing authority in connection with any return of the Company or any of its Subsidiaries, which could reasonably be expected to have a Material Adverse Effect on the Company or its Subsidiaries if decided adversely to the Company or its Subsidiaries, nor are there any such issues which have not been so raised but if so raised by the Internal Revenue Service, or any other taxing authority, could, in the aggregate, reasonably be expected to have such a Material Adverse Effect.

Section 3.5 FINANCIAL STATEMENTS. The audited financial statements for the twelve (12) months ending December 31, 1999, previously provided to Holders, and the unaudited financial statements for the three-month period ended March 31, 2000, previously provided to Holders (collectively, the "Financial Statements") are prepared in accordance with GAAP, are true and correct in all material respects, and fairly state the results of the Company's (including its Subsidiaries on a consolidated basis) operations and its financial position at such dates and for the periods stated, subject, in the case of such unaudited financial statements, to normal year-end adjustments which, in the aggregate, are not material.

Section 3.6 LEASES; MATERIAL CONTRACTS.

                  (a) LEASES. A copy of all material real property leases to which the Company and its Subsidiaries are a party have been provided to Holders or can be obtained from the Company's publicly available documents, and a list of such leases is attached hereto as EXHIBIT 3.06(a); the Company's and each Subsidiary's possession of its material leased property has not been disturbed, and to the Knowledge of the Company no claim has been asserted against the Company or any Subsidiary adverse to its material leasehold interests. All lease obligations of the Company and its Subsidiaries are current in all material respects.

                  (b) MATERIAL CONTRACTS. All material contracts to which the Company and its Subsidiaries are a party are valid and binding agreements, enforceable according to their terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and similar laws of general application relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) no party is in default thereunder; the Company's and each

Subsidiary's rights thereunder are not subject to any offset (other than standard offsetting provisions in the industry with regard to carrier contracts whereby parties make payments net of receipts due to them from another contract party pursuant to the same or another contract) or counterclaim; and all such contracts are listed in EXHIBIT 3.06(B) attached hereto. All debts and accounts payable of the Company and its Subsidiaries are current in all material respects, except with respect to accounts payable where failure to be current would not have a Material Adverse Effect on the Company or its Subsidiaries.

Section 3.7 DISCLOSURE.

                  (a) Neither the statements made in this Agreement, , the Due Diligence Certificate and the Officers' Certificates delivered herewith, nor any other written statement or document furnished by or on behalf of the Company and its Subsidiaries, to Holders in connection with the Loan contained, as of its respective date, or now contain (except as disclosed to the Holders in writing), any untrue statement of a material fact or as of any such date omitted, or now omit (except as disclosed to the Holders in writing), a material fact necessary to make the statements contained herein and therein not misleading.

                  (b) The forecasts contained in the business model previously provided to Holders were based upon reasonable assumptions and represent the Company's good faith expectation of the actual results the Company and its Subsidiaries are expected to achieve. To the Knowledge of the Company, no facts exist which would require a material change in any such forecasts. However, the parties hereto acknowledge that forecasts as to future events are not represented or warranted as fact, actual results during future periods may differ from forecasts, and such differences may be material.

Section 3.8 MATERIAL HIGH-YIELD/PUBLIC DEBT DOCUMENTS. All documents evidencing or setting out the material terms of the High-Yield/Public Debt, and all exhibits thereto are publicly available or have otherwise been provided to Holders, are unmodified and in full force and effect (except as disclosed to Holders in writing), and no party is in material breach thereunder.

Section 3.9 MANAGEMENT HISTORY. During the past ten (10) years, none of the directors or Executive Officers of the Company or its Subsidiaries has been arrested for or convicted of any criminal offense (excluding minor traffic and parking violations), petitioned or been granted any relief in bankruptcy, or served as an officer or director of any company or other entity which has petitioned or been granted such relief, except as set forth on EXHIBIT 3.09 attached hereto.

Section 3.10 SUBSIDIARIES AND AFFILIATES. The Company has no Subsidiaries, partners, commonly controlled or related entities or other Affiliates, except as set out on EXHIBIT 3.10 hereof.

Section 3.11 INCUMBENCY. Attached hereto as EXHIBIT 3.11 is a true and complete list of the Executive Officers and directors of the Company.

Section 3.12 NO MATERIAL ADVERSE CHANGE. Except as set forth on EXHIBIT 3.12 hereto, since December 31, 1999, neither the Company nor any Subsidiary has suffered any material adverse change in its condition (financial or otherwise), Business, operations, properties or its overall earnings prospects, or sustained any material loss or damage to its property, whether or not insured except as proposed herein, or suffered any material interference with its business or operations, present or proposed, or entered into any material transactions (other than as described on EXHIBIT 3.06(b)), or incurred since March 31, 2000, any material debt, obligation or liability, absolute or contingent. There has been no sale, lease, abandonment or other disposition by the Company or any of its Subsidiaries of any of their property, real or personal, or any interest therein or relating thereto, that could likely result in a Material Adverse Effect on the Company and its Subsidiaries.

Section 3.13 NON-CONTRAVENTION.

                  (a) Neither the Company nor any of its Subsidiaries is in breach of, default under, or in violation of (i) any applicable law, decree, order, rule or regulation, including the Communications Act of 1934, and the rules and regulations of the FCC or (ii) any indenture, contract, agreement, deed, lease, loan agreement, commitment, bond, note, deed of trust, restrictive covenant, license or other instrument or obligation or amendments thereof, to which it is a party, or by which it is bound, or to which any of its assets are subject, in each case the noncompliance with which would be likely to result in a Material Adverse Effect on the Company or its Subsidiaries;

                  (b) The execution, delivery and performance of this Agreement and the other documents mentioned herein will not constitute by the Company or any of its Subsidiaries any such breach, default or violation, or require consent or approval of any court, governmental agency or body, except as expressly provided herein.

Section 3.14 PERMITS AND CONSENTS. The Company and each Subsidiary has all permits, licenses, consents and any similar authority from any governmental body or other party necessary for the conduct of the Business, the lack of which could likely result in a Material Adverse Effect on the Company or its Subsidiaries. To the Company's Knowledge, neither the Company nor any of its Subsidiaries is in default in any respect under any of such permits, licenses, consents or other authorities.

Section 3.15 FEES & BROKERAGE. Except for a fee due to Ferris Baker Watts, the responsibility for all of which is exclusively the Company's, no agent, broker, investment banker, Person or firm acting on behalf of the Company or under the authority of the Company is or will be entitled to any broker's or finder's fee or other commission or similar fee directly or indirectly from any party hereto in respect to the transactions contemplated herein.

Section 3.16 OTHER DEBTS . Except for the High-Yield/Public Debt, and other debts of the types and in the amounts described in the Financial Statements described in Section 3.5 herein, the Company and its Subsidiaries have no material Indebtedness; the Company and each Subsidiary has no Knowledge, of any basis for any claim against it as of the date of this Agreement, or of any material Indebtedness other than as mentioned herein.

Section 3.17 CAPITAL STRUCTURE.

                  (a) The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, of which 14,305,714 shares of Common Stock of the Company will be issued and outstanding on the date hereof, and all such Common Stock has been duly issued in accordance with applicable laws including federal and state securities laws; on the date hereof, no shares of Preferred Stock of the Company will be issued or outstanding.

                  (b) The outstanding equity interests of the Company and each Subsidiary immediately following the Closing, including their holders and each such holder's respective direct or indirect ownership interests in each Subsidiary, expressed on a Fully-Diluted Basis, are described on EXHIBIT 3.17 hereto.

                  (c) Except as set forth on EXHIBIT 3.17, there are no options, warrants or other securities which are convertible or exchangeable for Capital Stock of the Company. There are no preemptive rights in respect to Capital Stock of the Company.

Section 3.18 SOLVENCY. As of the date hereof, and giving effect to the transactions contemplated by this Agreement, (i) the present fair saleable value of the Company's assets is greater than the amount required to pay the Company's total indebtedness (including contingent liabilities which are reasonably likely to become due), as it matures and as it becomes absolute and matured; (ii) the transactions contemplated hereby are being effectuated without intent to hinder, delay or defraud present or future creditors of the Company; (iii) it is the Company's intention that it will maintain the above-referenced solvent financial condition, after giving effect to the debt incurred hereunder, as long as the Company is obligated to Holders under this Agreement or in any other manner whatsoever; and (iv) the Company has sufficient capital to carry on its previous operations and the Business as they are now conducted, and to consummate the transactions contemplated herein.

Section 3.19 INVESTMENT COMPANY ACT REPRESENTATIONS. The Company is not, and does not intend to become, an Investment Company and neither the Company nor any of its officers, directors, partners or controlling Persons is an Affiliated Person of any Holder.

Section 3.20 REGULATORY COMPLIANCE. The Company and each of its Subsidiaries has complied in all material respects with all laws, ordinances and regulations applicable to it or to the Business, including without limitation laws, ordinances and regulations relating to securities, zoning, labor, the Communications Act of 1934, the Telecommunications Act of 1996, the Exchange Act, the Occupational Safety & Health Act, ERISA, all regulations promulgated under such acts, and all federal and state environmental laws and regulations (in each case, as amended) and the FCC, except where the failure to do so is not likely to have a Material Adverse Effect on the Company or its Subsidiaries.

Section 3.21 EMPLOYEE BENEFIT MATTERS. There is no existing single-employer plan defined in Section 4021(a) of ERISA and covered under Title IV of ERISA in respect of which the Company or any of its Subsidiaries is or will be, an "employer" or a "substantial employer" as defined in Sections 3(5) and 4001(a)(2) of ERISA, respectively; and at no time since the effective date of ERISA has the Company or any of its Subsidiaries maintained, contributed to, or been required to contribute to any such Plan; the Company and each of its Subsidiaries has not participated in, and the purchase of the Notes or the Warrants by the Holders will not involve, any "prohibited transaction" (as defined in Section 4975 of the Code) that could subject the Company, any of its Subsidiaries, or any Holder to any tax or penalty imposed by said Section 4975; since the effective date of ERISA, the Company and each of its Subsidiaries has not incurred any "accumulated funding deficiency", as such term is defined in
Section 302 of ERISA, to which the Company or any of its Subsidiaries could be subject or for which it might be liable; the Company and each of its Subsidiaries is not, and immediately after the Closing will not be, a party to, and none of the operations of the Company and each of its Subsidiaries is or after the Closing will be covered by, a multi-employer plan, as defined in Section 3(37) of ERISA; no condition exists or event or transaction has occurred or failed to occur in connection with any employee benefit plan maintained or contributed to by any Affiliate of the Company that has resulted or is reasonably likely to result in a Material Adverse Effect on the Company and its Subsidiaries.

Section 3.22 COLLECTIVE BARGAINING. Neither the Company nor any of its Subsidiaries is a party to or subject to any collective bargaining agreements or union contracts. There are no labor disputes pending or to the Company's Knowledge threatened against the Company or any of its Subsidiaries which have resulted in or so far as the Company can reasonably foresee, may result in a Material Adverse Effect on the Company and its Subsidiaries.

Section 3.23 EMPLOYMENT RELATED AGREEMENTS. The Company has delivered to Holders copies of all employment, compensation, non-competition and non-disclosure agreements and contracts, including all retirement benefit agreements and union contracts not included in EXHIBIT 3.21, between it and the Executive Officers of the Company and its Subsidiaries, and all such documents are listed on EXHIBIT 3.23; neither the Company nor any Subsidiary party thereto and (to the Knowledge of the Company) any other party or parties thereto is in breach under any such contract or agreement; all such contracts and agreements are in full force and effect and are the legal, valid and binding obligation of each party thereto, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws or equitable principles relating to creditors' rights generally; no Executive Officer of the Company or any of its Subsidiaries has advised the Company or any of its Subsidiaries (orally or in writing) that he or she intends to terminate employment with the Company.

Section 3.24 RELATED-PARTY TRANSACTIONS. Except as set forth in EXHIBIT 3.24 hereto, no Executive Officer or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company or any of its Subsidiaries, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them; to the Company's Knowledge, no such person, directly or indirectly, transacts any business with the Company or any of its Subsidiaries or has an interest in any material contract of the Company or its Subsidiaries (except for compensation arrangements relating to such person's employment with the Company).

Section 3.25 NO COMPETING BUSINESS INTERESTS. None of the Company's or any of its Subsidiaries' respective Executive Officers has any direct or indirect interest, including, but not limited to, the ownership of stock in any corporation (except as the holder of not more than five percent (5%) of the outstanding shares of a corporation whose stock is listed on any national or regional securities exchange or reported by the Nasdaq or any successor thereto), in any business, that is involved in any way with, competes with, or conducts any business similar to the Business conducted by the Company and its Subsidiaries.

Section 3.26 NO CONFLICTING NON-COMPETITION AGREEMENTS. Neither the Company, any of its Subsidiaries, nor any of their Executive Officers are subject to any contract or agreement purporting to limit their rights to compete in any market in which the Company and its Subsidiaries presently provide, or propose to provide, goods or services; or purporting to restrict their rights to disclose information in respect to such competition.

Section 3.27 GOVERNMENT AUTHORIZATIONS. Except as set forth in EXHIBIT 3.27A, the Company and its Subsidiaries (and in the case of India, the Company's Indian joint venture partner (the "Indian Partner")) possess all licenses, certificates, permits, authorizations, approvals, franchises ("Authorizations") and have made all declarations and filings (including but not limited to tariffs, fees, and periodic filings, with the appropriate federal state, local and/or foreign regulatory authorities (including without limitation the FCC, the state public utility commissions ("PUCs"), the telecommunications licensing and regulatory government agencies of the United Kingdom, France, Germany and India ("Regulatory Agencies")) necessary to conduct their respective businesses as presently conducted by them in all respects except where failure to obtain such Authorization or make such declaration or filing could not be expected to have a Material Adverse Effect on the Business or financial condition of the Company, its Subsidiaries, or the Indian Partner and neither the Company, any such Subsidiary, nor the Indian Partner has any reason to believe that any Regulatory Agency is considering limiting, modifying, suspending, or revoking any such Authorization. The list of Authorizations in EXHIBIT 3.27B is a complete and accurate list of the Authorizations held by the Company, the Subsidiaries and the Indian Partner and any applications by the Company, its Subsidiaries and/or the Indian Partner for new Authorizations pending before the Regulatory Agencies. All such Authorizations are in full force and effect, and each of the Company, its Subsidiaries, and the Indian Partner is in compliance with the terms and conditions thereof and with the Communications Act of 1934, as amended, the state statutes governing telecommunications, the laws of the United Kingdom, France, Germany and India governing telecommunications and the rules, regulations, and orders of the Regulatory Agencies or court having jurisdiction with respect thereto except where such failure to be in full force and effect or noncompliance that would not have a Material Adverse Effect. None of the Authorizations is subject to any condition other than (a) conditions generally applicable to the industry (b) conditions expressly set forth in such licenses, and (c) conditions imposed by an applicable statute, or regulation thereunder.

Section 3.28 FCC PROCEEDINGS. To the Company's Knowledge, there is no investigation, notice of apparent liability, order for forfeiture, complaint, petition to deny or other proceeding against the Company or any Subsidiary pending before the FCC which if resolved adversely would not likely result in a Material Adverse Effect.

Section 3.29 ADVERSE FOREIGN LAWS. Except as stated on EXHIBIT 3.29,; no local, state, federal, statute, ordinance, regulation, requirement, judgment, or court decree of the United Kingdom, France, Germany or India that has been adopted, enacted or issued by any governmental agency or body, or to the Company's Knowledge proposed by any governmental body that (a) could reasonably be expected to have a Material Adverse Effect on the performance by the Company of this Agreement or the consummation by the Company of any of the transactions contemplated hereby or (b) could reasonably be expected to have a Material Adverse Effect on the Authorizations, the Company, its Subsidiaries, or the Indian Partner.

                                   ARTICLE 4
                              AFFIRMATIVE COVENANTS

              Until the Notes repaid in full or the Majority Holders waive compliance in writing.

Section 4.1 QUARTERLY FINANCIALS. The Company will and will cause its Subsidiaries to maintain a system of accounting in accordance with GAAP; make full, true and correct entries in such system of all dealings and transactions in relation to its business and affairs; forward, or cause to be forwarded to Holders the Company's quarterly year-to-date financial statements (on a consolidated basis) prepared in accordance with GAAP (including a quarterly and year-to-date balance sheet, profit and loss statement and cash flow statement), promptly upon filing such financial statements with the Securities and Exchange Commission, together with a quarterly management summary description of operations;

Section 4.2 YEAR-END FINANCIALS; ANNUAL AUDIT. The Company will provide to Holders its year-end financial statements (on a consolidated basis and including statements of cash flow) and the unqualified written opinion of the Company's independent public accountants (currently, Arthur Andersen LLP) that such statements fairly present the Company's financial position and the results of its operations at the stated dates and for the stated periods according to GAAP, promptly upon filing such financial statements with the Securities and Exchange Commission;

Section 4.3 BUSINESS MODELS. Prior to each accounting year-end, the Company will provide Holders with business models for the coming two (2) years and monthly forecasts for the coming year, in the same format as used for Section 4.1;

Section 4.4 CERTIFICATION OF NON-DEFAULT. The Company will provide to Holders each quarter a written certification of an Executive Officer of the Company, that no default has occurred under the Loan Documents, the Indenture or any other material agreement where such default would likely have a Material Adverse Effect on the Company or its Subsidiaries; or if any such default exists, stating the nature of such default;

Section 4.5 REGULATORY FILINGS. The Company will, and will cause each Subsidiary to, (i) timely file all returns and other documents required to be provided by the Company or such Subsidiary to any federal, state, local or foreign governmental agency, including without limitation the FCC, the Internal Revenue Service, the Environmental Protection Agency, the Occupational Safety and Health Administration and the Securities and Exchange Commission except where failure to file such returns or other documents would not have a Material Adverse Effect; and (ii) within thirty (30) days of any Holder's request, provide Holders a copy thereof; routine payroll tax withholding items and returns for state and local jurisdictions wherein the Company's or Subsidiary's income (as applicable) is less than $1,000 in the relevant tax period shall be excluded from this covenant;

Section 4.6 NOTICE OF LITIGATION. The Company will notify Holders of any litigation to which the Company or any Subsidiary is a party, or litigation to which the Company and its Subsidiaries are not a party but of which the Company has Knowledge which could reasonably be expected to have a Material Adverse Effect on the Company or any Subsidiary, Business wherein the sums at issue exceed One Million Dollars ($1,000,000), and all such litigation during periods when the total sums at issue in all the Company's and its Subsidiaries' litigation are in excess of Five Million Dollars ($5,000,000) (all such litigation, collectively, "Material Litigation") and provide to Holders upon their written request within thirty (30) days of receipt thereof, a copy of the complaint, motion for judgment or other such pleadings served on or by the Company or such Subsidiary, or if no pleadings are obtained, a letter setting out the facts known about the litigation; the Company shall not be obliged by this paragraph to give notice of suits wherein the Company or a Subsidiary is a creditor seeking collection of account debts;

Section 4.7 NOTICE OF DEFAULTS OR JUDGMENTS. The Company will, and will cause each of its Subsidiaries to, give Holders copies of written notices of default received in regard to any material loan or lease of the Company or such Subsidiary in cases where acceleration of maturity of the relevant loan or termination of the relevant lease would have a Material Adverse Effect on the Company or the Subsidiary, and any judgment entered against the Company or such Subsidiary, by mailing a copy to Holders within thirty (30) days of receipt thereof;

Section 4.8 ACCESS TO RECORDS. The Company will and will cause each of its Subsidiaries to (i) permit from time-to-time any authorized agent of any Holder to obtain credit and other background information on the Company and any of its Subsidiaries; (ii) inspect, examine and make copies and abstracts of the books of account and records of the Company and any of its Subsidiaries at reasonable times during normal business hours upon reasonable notice; and (iii) allow Holders' agents to interview the Company's outside accountants who are by this covenant irrevocably instructed to respond to such inquiries as fully as if the inquiries were made by the Company or such Subsidiary itself;

Section 4.9 INFORMATION REQUESTS. The Company will and will cause each Subsidiary to furnish from time to time to any Holder, at the Company's expense, all information a Holder may reasonably request to enable such Holder to prepare and file any report or form required of Holder by the Securities and Exchange Commission or any other regulatory authority;

Section 4.10 INSURANCE. The Company will and will cause each of its Subsidiaries to (i) maintain adequate hazard and business interruption insurance on their assets to the extent obtainable at commercially reasonable rates and (ii) supply Holders annually with a certification of such insurance from the relevant insurers in the form set forth as EXHIBIT 4.10;

Section 4.11 USE OF PROCEEDS. The Company will use the proceeds of the Loan only for general corporate purposes, including without limitation, the acquisition of Telecommunications Assets;

Section 4.12 FINANCIAL COVENANTS. The Company will maintain with respect to its earnings and financial condition in accordance with GAAP:

                  (a) A ratio of Total Liabilities to Total Revenue which ratio shall be determined as of the last day of each fiscal quarter beginning with the quarter ended September 30, 2000, by comparing (i) the Total Liabilities on such day to (ii) the Total Revenue for the quarter ended on such day multiplied by four (4), such ratio to be no greater than 1.25 to 1.00;

                  (b) A ratio of Total Liabilities to Net Property, Plant and Equipment as of the last day of each fiscal quarter beginning with the quarter ended September 30, 2000, such ratio to be no greater than 4.00 to 1.00.

                  (c) A ratio of Total Liabilities to EBITDA which ratio shall be determined as of the last day of each fiscal quarter, determined by comparing
(i) the Total Liabilities on such day to (ii) the EBITDA for the quarter ended on such day multiplied by four (4), such ratio to be no greater than the ratio for each period as follows:


                        PERIOD                           RATIO

                     3/31/02--12/31/02              11.0 to 1.00

                     1/1/03--12/31/03                8.7 to 1.00

                     1/1/04--12/31/04                7.5 to 1.00

                     1/1/05--12/31/05                7.0 to 1.00


Section 4.13 PAYMENTS. The Company will make all payments of principal, interest and expenses as and when due under the Notes, without setoff and regardless of any claim the Company may have against Holders.

Section 4.14 COMPLIANCE WITH APPLICABLE LAW. The Company will and will cause each Subsidiary to conduct its business and operations in conformity with the terms of all licenses and other permits, certificates, consents, approvals, authorizations, and agreements granted by the FCC or any other governmental agency, whether presently existing or hereinafter granted to or obtained by the Company or such Subsidiary, and otherwise comply in all material respects with all laws, regulations and other requirements of law imposed by all governmental authorities and agencies having jurisdiction over the Company and its Subsidiaries, or any material part of their assets, business or operations, except where failure to comply would not likely result in a Material Adverse Effect on the Company and its Subsidiaries.

Section 4.15 FURTHER ASSURANCE. The Company will from time to time promptly execute and deliver to Holders such additional documents, and take such other reasonable steps, as Holders may reasonably require to carry out the purposes hereof and of the other Loan Documents, or to protect Holders' rights thereunder.

                                   ARTICLE 5
                               NEGATIVE COVENANTS

              Subject to the terms of Article 10, until the Notes are indefeasibly repaid in full, and unless Majority Holders waive compliance in writing:

Section 5.1 RESTRICTED PAYMENTS. The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, (a)(i) declare or pay any dividend or make any distribution in respect of the Company's Capital Stock to the holders thereof (other than stock splits, dividends or distributions payable solely in shares of Capital Stock (other than Redeemable Stock) of the Company or in options, warrants or other rights to acquire such shares of Capital Stock) or (ii) declare or pay any dividend or make any distribution in respect of the Capital Stock of any Restricted Subsidiary to any Person other than dividends and distributions payable to the Company or any Restricted Subsidiary or to all holders of Capital Stock of such Restricted Subsidiary on a pro rata basis; (b) purchase, redeem, retire or otherwise acquire for value any shares of Capital Stock of the Company (including options, warrants or other rights to acquire such shares of Capital Stock), other than Warrant Shares, held by any Person or any shares of Capital Stock of any Restricted Subsidiary (including options, warrants and other rights to acquire such shares of Capital Stock) held by any Affiliate of the Company (other than a wholly-owned Restricted Subsidiary) or any holder (or any Affiliate thereof) of five percent (5%) or more of the Company's Capital Stock; (c) make any voluntary or optional principal payment, or voluntary or optional redemption, repurchase, defeasance, or other acquisition or retirement for value, of Indebtedness of the Company that is subordinated in right of payment to the Loan, the Notes or the High-Yield/Public Debt; or (d) make any Investment, other than a Permitted Investment, in any Person (such payments or any other actions described in clauses (a) through (d) being collectively referred to as "Restricted Payments").

The foregoing provision of this Section 5.1 shall not be violated by reason of
(i) the redemption, repurchase, defeasance or other acquisition or retirement for value of Indebtedness that is subordinated in right of payment to the Notes and the High Yield Debt including a premium, if any, and accrued and unpaid interest and liquidated damages called for in the Indenture, if any, with the net proceeds of, or in exchange for, Indebtedness Incurred under item (B) of clause (viii) of paragraph (b) of Section 6.1 hereof; (ii) the acquisition of Indebtedness of the Company which is subordinated in right of payment to the Notes and the High Yield Debt in exchange for, or out of the proceeds of, a substantially concurrent (A) capital contribution to the Company or (B) issuance and sale of shares of the Capital Stock of the Company (other than Redeemable Stock) (except to the extent such proceeds are used to incur new Indebtedness outstanding pursuant to clause (viii) of paragraph (b) of Section 6.1 hereof;
(iii) payments or distributions to dissenting stockholders of Persons other than the Company in accordance with applicable law, pursuant to or in connection with a consolidation, merger or transfer of assets that complies with the terms of
Section 6.9 hereof; (iv) other Restricted Payments not to exceed $2.0 million; and (v) investments in any Telecommunications Assets acquired in exchange for Capital Stock of the Company (other than Redeemable Stock) issued after May 28, 1998 or with the Net Cash Proceeds from the concurrent issuance and sale of Capital Stock of the Company (other than Redeemable Stock); PROVIDED THAT, no Default or Event of Default shall have occurred and be continuing or occur as a consequence of the actions or payments set forth therein.

Section 5.2 LIMITATION ON ISSUANCES OF GUARANTEES OF INDEBTEDNESS BY RESTRICTED SUBSIDIARIES.

                  (a) The Company shall not permit any Restricted Subsidiary, directly or indirectly, to Guarantee, assume or in any other manner become liable with respect to any Indebtedness of the Company, other than Indebtedness under Credit Facilities incurred under clause (iii) of paragraph (b) of Section
6.1 unless (i) such Restricted Subsidiary simultaneously executes and delivers an amendment to this Agreement providing for a Guarantee of the Notes and guarantees the High Yield/Public Debt on terms substantially similar to the Guarantee of such Indebtedness, except that if such Indebtedness is by its express terms subordinated in right of payment to the Notes and the High Yield/Public Debt, any such assumption, Guarantee or other liability of such Restricted Subsidiary with respect to such Indebtedness shall be subordinated in right of payment to such Restricted Subsidiary's assumption, Guarantee or other liability with respect to the Notes and the High Yield/Public Debt substantially to the same extent as such Indebtedness is subordinated to the Notes and (ii) such Restricted Subsidiary waives, and shall not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Guarantee.

                  (b) Notwithstanding the foregoing, any Guarantee by a Restricted Subsidiary required by the foregoing sentence may provide by its terms that it will be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Company's and each Restricted Subsidiary's Capital Stock in, or all or substantially all of the assets of, such Restricted Subsidiary (which sale, exchange or transfer is not prohibited by this Agreement) or (ii) the release or discharge of the guarantee which resulted in the creation of the Guarantee in question, except a discharge or release by or as a result of payment under such Guarantee.

Section 5.3 LIMITATION ON INVESTMENTS IN UNRESTRICTED SUBSIDIARIES. The Company shall not make, and shall not permit any of its Restricted Subsidiaries to make, any Investments in Unrestricted Subsidiaries if, at the time thereof, the aggregate amount of such Investments together with any other Restricted Payments made after May 28, 1998 would exceed the sum of (a) Cumulative Consolidated Cash Flow minus two hundred percent (200%) of Cumulative Consolidated Fixed Charges;
(b) one hundred percent (100%) of the aggregate Net Cash Proceeds from the issue or sale to a Person, which is not a Subsidiary of the Company, of Capital Stock of the Company (other than Redeemable Stock) or of debt securities of the Company which have been converted into or exchanged for such Capital Stock (except to the extent such Net Cash Proceeds are used to incur new Indebtedness outstanding pursuant to paragraph (b) of Section 6.1); and (c) to the extent any Permitted Investment that was made after the Closing Date is sold for cash or otherwise liquidated or repaid for cash, the lesser of (i) the cash return of capital with respect to such Permitted Investment (less the cost of disposition, if any) and (ii) the initial amount of such Permitted Investment. Any Investments in Unrestricted Subsidiaries permitted to be made pursuant to this covenant (i) shall be treated as the making of a Restricted Payment in calculating the amount of Restricted Payments made by the Company or a Subsidiary and (ii) may be made in cash or property (if made in property, the Fair Market Value thereof as determined by the Board of Directors of the Company (whose determination shall be conclusive and evidenced by a Board resolution) shall be deemed to be the amount of such Investment for the purpose of this
Section 5.3).

Section 5.4 EMPLOYEE LOANS. Unless permitted under the Indenture, the Company shall not, and shall not permit its Subsidiaries to, loan or advance to its employees in excess of One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate per year; PROVIDED, HOWEVER, that the aggregate amount of advances and loans outstanding to employees shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000) at any one time.

Section 5.5 CROSS-ACCELERATION. The Company shall not incur, and shall not permit any Subsidiary to incur, any default under any material loan, material lease or other material agreement pertaining to another debt or material obligation of the Company or any Subsidiary which results (a) in the case of material loans, in the acceleration of the maturity thereof or (b) in the case of material leases and other material agreements, in the termination of the Company's or the Subsidiary's rights thereunder.

Section 5.6 CHANGES TO INDENTURE. The Company will not without the prior written consent of Holders, which consent shall not be unreasonably withheld or delayed:
(i) agree to any change in the payment priority of the Indenture Notes which would result in the subordination of the Indenture Notes; (ii) grant or obtain additional collateral to secure the Indenture Notes without providing the same collateral on a pro rata basis to Holders; and (iii) materially modify, or agree to any material change in the terms and conditions of or the expiration of, the negative covenants in Sections 801, 1010-1022 of the Indenture.

                                   ARTICLE 6
                            TERMINATION OF INDENTURE

              If and only if Sections 801(3) and (4) and 1010-1022 of the Indenture cease to be in effect for any reason, then subject to the terms of
Article 10, and unless Majority Holders waive compliance in writing, the following covenants shall apply:

Section 6.1 LIMITATION ON INDEBTEDNESS AND PREFERRED STOCK OF RESTRICTED SUBSIDIARIES.

                  (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, Incur any Indebtedness or, in the case of Restricted Subsidiaries, issue or have outstanding Preferred Stock (other than Acquired Preferred Stock); provided, however, that the Company may Incur Indebtedness if, immediately thereafter, the ratio of (i) the aggregate principal amount (or accreted value, as the case may be) of Indebtedness of the Company and its Restricted Subsidiaries on a consolidated basis outstanding as of the Transaction Date to (ii) the Pro Forma Consolidated Cash Flow for the preceding two full fiscal quarters multiplied by two, determined on a pro forma basis as if any such Indebtedness had been Incurred and the proceeds thereof had been applied at the beginning of such two fiscal quarters, would be greater than zero and less than 5.0 to 1.

                  (b) The foregoing limitations of paragraph (a) of this covenant will not apply to any of the following Indebtedness ("Permitted Indebtedness"), each of which shall be given independent effect:

                        (i) Indebtedness of the Company evidenced by the Notes;

                        (ii) Indebtedness of the Company or any Restricted Subsidiary outstanding on the Closing Date;

                        (iii) Indebtedness of the Company or any of its Restricted Subsidiaries under one or more Credit Facilities, in an aggregate principal amount at any one time outstanding not to exceed the greater of (A) Fifty Million Dollars ($50,000,000) and (B) Eighty-five percent (85%) of Eligible Accounts Receivable;

                        (iv) Indebtedness of the Company or any Restricted Subsidiary incurred to finance the cost (including the cost of design, development, construction, acquisition, licensing, installation or integration) of Telecommunications Assets;

                        (v) Indebtedness of a Restricted Subsidiary owed to and held by the Company or another Restricted Subsidiary, except that (A) any transfer of such Indebtedness by the Company or a Restricted Subsidiary (other than to the Company or another Restricted Subsidiary) and (B) the sale, transfer or other disposition by the Company or any Restricted Subsidiary of Capital Stock of a Restricted Subsidiary which is owed Indebtedness by another Restricted Subsidiary shall, in each case, be an Incurrence of Indebtedness by such Restricted Subsidiary, subject to the other provisions of this Agreement;

                        (vi) Indebtedness of the Company owed to and held by a Restricted Subsidiary which is unsecured and subordinated in right to the payment and performance of the obligations of the Company under this Agreement and the Notes, except that the limitations of paragraph (a) of this Section 6.1 shall apply to such Indebtedness at such time as (A) any transfer of such Indebtedness by a Restricted Subsidiary (other than to another Restricted Subsidiary) and (B) the sale, transfer or other disposition by the Company or any Restricted Subsidiary of Capital Stock of a Restricted Subsidiary which is owed such Indebtedness by the Company, subject to other provisions of this Agreement;

                        (vii) Indebtedness of the Company or a Restricted Subsidiary issued in exchange for, or the net proceeds of which are used to refinance (whether by amendment, renewal, extension or refunding), then outstanding Indebtedness of the Company or a Restricted Subsidiary, other than Indebtedness Incurred under clauses (iii), (v), (vi), (viii), (ix), (xi) and
(xii) of this Section 6.1(b), and any refinancings thereof in an amount not to exceed the amount so refinanced or refunded (plus premiums, accrued interest and reasonable fees and expenses); provided that such new Indebtedness shall only be permitted under this clause (vii) if: (A) in case the Notes are refinanced in part or the Indebtedness to be refinanced is pari passu with the Notes, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is issued or remains outstanding, is expressly made pari passu with, or subordinate in right of payment to, the remaining Notes, (B) in case the Indebtedness to be refinanced is subordinated in right of payment to the Notes, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is issued or remains outstanding, is expressly made subordinate in right of payment to the Notes at least to the extent that the Indebtedness to be refinanced is subordinated to the Notes and (C) such new Indebtedness, determined as of the date of Incurrence of such new Indebtedness, does not mature prior to the Stated Maturity of the Indebtedness to be refinanced or refunded, and the Average Life of such new Indebtedness is at least equal to the remaining Average Life of the Indebtedness to be refinanced or refunded; and provided further that in no event may Indebtedness of the Company be refinanced by means of any Indebtedness of any Restricted Subsidiary pursuant to this clause (vii);

                        (viii) Indebtedness of (A) the Company not to exceed, at any one time outstanding, 2.00 times the Net Cash Proceeds from the issuance and sale, other than to a Subsidiary, of Common Stock (other than Redeemable Stock) of the Company (less the amount of such proceeds used to make Restricted Payments as provided in clause (c) or (d) of Section 5.1) and (B) the Company not to exceed, at one time outstanding, the fair market value of any Telecommunications Assets acquired by the Company in exchange for Common Stock of the Company issued after May 28, 1998; provided, however, that in determining the fair market value of any such Telecommunications Assets so acquired, if the estimated fair market value of such Telecommunications Assets exceeds (x) $2 million (as estimated in good faith by the Board of Directors), then the fair market value of such Telecommunications Assets will be determined by a majority of the Board of Directors of the Company, which determination will be evidenced by a resolution thereof, and (y) $10 million (as estimated in good faith by the Board of Directors), then the Company shall deliver to the Holders a written appraisal as to the fair market value of such Telecommunications Assets prepared by a nationally recognized investment banking or public accounting firm (or, if no such investment banking or public accounting firm is qualified to prepare such an appraisal, by a nationally recognized appraisal firm); and provided further that, except with respect to Acquired Indebtedness, such Indebtedness does not mature prior to the Stated Maturity of the Notes and the Average Life of such Indebtedness is longer than that of the Notes;

                        (ix) Indebtedness of the Company or any Restricted Subsidiary (A) in respect of performance, surety or appeal bonds or letters of credit supporting trade payables, in each case provided in the ordinary course of business, (B) under Currency Agreements and Interest Rate Agreements covering Indebtedness of the Company; provided that such agreements do not increase the Indebtedness of the obligor outstanding at any time other than as a result of fluctuations in foreign currency exchange rates or interest rates or by reason of fees, indemnities and compensation payable thereunder and (C) arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from Guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Company or any of its Restricted Subsidiaries pursuant to such agreements, in any case Incurred in connection with the disposition of any business, assets or Restricted Subsidiary of the Company (other than Guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition), in a principal amount not to exceed the gross proceeds actually received by the Company or any Restricted Subsidiary in connection with such disposition;

                        (x) Indebtedness of the Company, to the extent that the net proceeds thereof are promptly (A) used to repay the Notes upon the acceleration of the maturity thereof upon a Change of Control or (B) deposited to defease all of the Notes pursuant to Article 9;

                        (xi) Indebtedness of a Restricted Subsidiary represented by a Guarantee of the Notes permitted by and made in accordance with
Section 5.2; and

                        (xii) Indebtedness of the Company or any Restricted Subsidiary in addition to that permitted to be incurred pursuant to clauses (i) through (xi) above in an aggregate principal amount not in excess of $10 million (or, to the extent not denominated in United States dollars, the United States Dollar Equivalent thereof) at any one time outstanding.

                  (c) For purposes of determining any particular amount of Indebtedness under this Section 6.1, Guarantees, Liens or obligations with respect to letters of credit and other credit enhancements supporting Indebtedness otherwise included in the determination of such particular amount shall not be included; provided, however, that the foregoing shall not in any way be deemed to limit the provisions of Section 5.2. For purposes of determining compliance with this Section 6.1, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the above clauses, the Company, in its sole discretion may, at the time of such Incurrence, (i) classify such item of Indebtedness under and comply with either of paragraph (a) or (b) of this covenant (or any of such definitions), as applicable, (ii) classify and divide such item of Indebtedness into more than one of such paragraphs (or definitions), as applicable and (iii) elect to comply with such paragraphs (or definitions), as applicable in any order.

Section 6.2 LIMITATION ON DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING Restricted SUBSIDIARIES.

                  (a) Until the Loan has been fully and indefeasibly paid as and when due, the Company shall not, and shall not permit any Restricted Subsidiary to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Restricted Subsidiary to do any one of the following:

                        (i) pay dividends or make any other distributions on any Capital Stock of such Restricted Subsidiary owned by the Company or any other Restricted Subsidiary;

                        (ii) pay any Indebtedness owed to the Company or any other Restricted Subsidiary;

                        (iii) make loans or advances to the Company or any other Restricted Subsidiary; or

                        (iv) transfer any of its property or assets to the Company or any other Restricted Subsidiary.

                  (b) The foregoing provisions shall not restrict any encumbrances or restrictions:

                        (i) existing on the Closing Date in this Agreement or any other agreements or instruments in effect on the Closing Date, and any extensions, refinancings, renewals or replacements of such agreements; provided that the encumbrances and restrictions in any such extensions, refinancings, renewals or replacements are no less favorable in any material respect to the Holders than those encumbrances or restrictions that are then in effect and that are being extended, refinanced, renewed or replaced;

                        (ii) contained in the terms of any Indebtedness or any agreement pursuant to which such Indebtedness was issued (or, in the case of Acquired Preferred Stock, terms of such Acquired Preferred Stock) if the encumbrance or restriction applies only in the event of a default with respect to a financial covenant contained in such Indebtedness or agreement (or, in the case of Acquired Preferred Stock, upon the default in the payment of dividends upon such Acquired Preferred Stock) and such encumbrance or restriction is not materially more disadvantageous to the Holders than is customary in comparable financings (as determined by the Company) and the Company determines that any such encumbrance or restriction will not materially affect the Company's ability to make principal or interest payments on the Notes;

                        (iii) existing under or by reason of applicable law;

                        (iv) existing with respect to any Person or the property or assets of such Person acquired by the Company or any Restricted Subsidiary, existing at the time of such acquisition and not incurred in contemplation thereof, which encumbrances or restrictions are not applicable to any Person or the property or assets of any Person other than such Person or the property or assets of such Person so acquired;

                        (v) in the case of clause (iv) of sub-Section 6.2(a),
(A) that restrict in a customary manner the subletting, assignment or transfer of any property or asset that is, or is subject to, a lease, purchase mortgage obligation, license, conveyance or contract or similar property or asset, (B) existing by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of the Company or any Restricted Subsidiary not otherwise prohibited by this Agreement or (C) arising or agreed to in the ordinary course of business, not relating to any Indebtedness, and that do not, individually or in the aggregate, detract from the value of property or assets of the Company or any Restricted Subsidiaries in any manner material to the Company or any Restricted Subsidiary; or

                        (vi) with respect to a Restricted Subsidiary and imposed pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock of, or property and assets of, such Restricted Subsidiary.

                  (c) Nothing contained in this Section 6.2 shall prevent the Company or any Restricted Subsidiary from (i) creating, incurring, assuming or suffering to exist any Liens otherwise permitted in Section 6.5 or (ii) restricting the sale or other disposition of property or assets of the Company or any of its Restricted Subsidiaries that secure Indebtedness of the Company or any of its Restricted Subsidiaries.

Section 6.3 LIMITATION ON THE ISSUANCE AND SALE OF CAPITAL STOCK OF Restricted SUBSIDIARIES. The Company shall not, and shall not permit any Restricted Subsidiary, directly or indirectly, to issue, transfer, convey, sell, lease or otherwise dispose of any shares of Capital Stock (including options, warrants or other rights to purchase shares of such Capital Stock) of such or any other Restricted Subsidiary (other than to the Company or a wholly-owned Restricted Subsidiary or in respect of any director's qualifying shares or sales of shares of Capital Stock to foreign nationals mandated by applicable law) to any Person unless (a) the Net Cash Proceeds from such issuance, transfer, conveyance, sale, lease or other disposition are applied in accordance with Section 6.6, (b) immediately after giving effect to such issuance, transfer, conveyance, sale, lease or other disposition, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary of the Company and (c) any Investment in such Person remaining after giving effect to such issuance, transfer, conveyance, sale, lease or other disposition would have been permitted to be made under
Section 5.1 if made on the date of such issuance, transfer, conveyance, sale, lease or other disposition (valued as provided in the definition of "Investment"); PROVIDED, HOWEVER, that notwithstanding the foregoing, the Company may, and may permit its Restricted Subsidiaries to, issue, transfer, convey, sell or otherwise dispose of Capital Stock (other than Redeemable Stock) (including options, warrants or other rights to purchase shares of such Capital Stock) of such or any Restricted Cable Subsidiary so long as (x) immediately after such transaction, the Company and/or its Restricted Subsidiaries continue to beneficially own at least a majority of the Voting Stock of such Restricted Cable Subsidiary and (y) the Net Cash Proceeds from such transaction are applied in accordance with the provisions of Section 6.6. For purposes of the foregoing, a "Restricted Cable Subsidiary" shall mean any Restricted Subsidiary of the Company organized after the May 28, 1998 for the purpose of designing, developing, constructing, acquiring, licensing, owning and/or operating fiber optic cable or similar transmission systems used in the telecommunications business.

Section 6.4 LIMITATION ON TRANSACTIONS WITH STOCKHOLDERS AND AFFILIATES. The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, enter into, renew or extend any transaction (including, without limitation, the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any holder (or any Affiliate of such holder) of ten percent (10%) or more of any class of Capital Stock of the Company or any Restricted Subsidiary or with any Affiliate of the Company or any Restricted Subsidiary, unless the following conditions have been met:

                  (a) such transaction or series of transactions is on terms no less favorable to the Company or such Restricted Subsidiary than those that could be obtained in a comparable arm's-length transaction with a Person that is not such a holder or an Affiliate;

                  (b) if such transaction or series of transactions involves aggregate consideration in excess of $2 million, then such transaction or series of transactions is approved by a majority of the Board of Directors of the Company (including a majority of the disinterested members thereof, if any) and is evidenced by a resolution thereof; and

                  (c) if such transaction or series of transactions involves aggregate consideration in excess of $10 million, then the Company or such Restricted Subsidiary shall deliver to the Holders a written opinion as to the fairness to the Company or such Restricted Subsidiary of such transaction from a financial point of view from a nationally recognized investment banking firm (or, if an investment banking firm is generally not qualified to give such an opinion, by a nationally recognized appraisal firm or accounting firm).

              The foregoing limitation does not limit, and will not apply to (i) any transaction between the Company and any of its Restricted Subsidiaries or between or among Restricted Subsidiaries; (ii) the payment or reimbursement of reasonable and customary regular fees and expenses to directors of the Company who are not employees of the Company; (iii) any Restricted Payments not prohibited by Section 5.1; (iv) loans and advances to officers or employees of the Company and its Subsidiaries not exceeding at any one time outstanding $1.5 million in the aggregate; (v) employment and similar agreements entered into between the Company or any of its Restricted Subsidiaries with their respective employees in the ordinary course of business; and (vi) operating and similar agreements entered into in the ordinary course of the Company's business.

Section 6.5 LIMITATION ON LIENS. The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any of its assets or properties of any character (including, without limitation, licenses and trademarks), or any shares of Capital Stock or Indebtedness of any Restricted Subsidiary, whether owned at the date of this Agreement or thereafter acquired, or any income, profits or proceeds therefrom, or assign or otherwise convey any right to receive income thereof, without making effective provision for all of the Notes and all other amounts ranking pari passu with the Notes to be directly secured equally and ratably with the obligation or liability secured by such Lien or, if such obligation or liability is subordinated to the Notes and other amounts ranking pari passu with the Notes, without making provision for the Notes and such other amounts to be directly secured prior to the obligation or liability secured by such Lien.

Section 6.6 LIMITATION ON ASSET SALES.

                  (a) The Company shall not, and shall not permit any Restricted Subsidiary to, make any Asset Sale unless (i) the Company or the Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or disposed of as determined by the good faith judgment of the Board of Directors evidenced by a resolution thereof and (ii) at least seventy-five percent (75%) of the consideration received for such Asset Sale consists of cash or cash equivalents or the assumption of unsubordinated Indebtedness.

                  (b) The Company shall, or shall cause the relevant Restricted Subsidiary to, within 360 days after the date of receipt of the Net Cash Proceeds from an Asset Sale, (i) (A) apply an amount equal to such Net Cash Proceeds to permanently repay unsubordinated Indebtedness of the Company or Indebtedness of any Restricted Subsidiary, in each case, owing to a Person other than the Company or any of its Restricted Subsidiaries or (B) invest an equal amount, or the amount not so applied pursuant to clause (A), in property or assets of a nature or type or that are used in a business (or in a Person having property and assets of a nature or type, or engaged in a business) similar or related to the nature or type of the property and assets of, or the business of, the Company and its Restricted Subsidiaries existing on the date of such investment (as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a resolution thereof) and
(ii) apply (no later than the end of the 360-day period referred to above) such excess Net Cash Proceeds (to the extent not applied pursuant to clause (i)) as provided in the following paragraphs of this Section 6.6. The amount of such Net Cash Proceeds required to be applied (or to be committed to be applied) during such 360-day period referred to above in the preceding sentence and not applied as so required by the end of such period shall constitute "Excess Proceeds."

                  (c) If, as of the first day of any calendar month, the aggregate amount of Excess Proceeds not theretofore subject to an Excess Proceeds Offer (as defined below) totals at least $10 million, the Company must, not later than the 30th Business Day thereafter, make an offer (an "Excess Proceeds Offer") to purchase from the Holders on a pro rata basis an aggregate principal amount of Notes equal to the Excess Proceeds on such date, at a purchase price equal to one hundred percent (100%) of the principal amount of the Notes, plus, in each case, accrued and unpaid interest to the date of purchase (the "Excess Proceeds Payment").

                  (d) The Company shall commence an Excess Proceeds Offer by mailing a notice to each Holder stating: (i) that the Excess Proceeds Offer is being made pursuant to this Section 6.6 and that all Notes validly tendered will be accepted for payment on a pro rata basis; (ii) the purchase price and the date of purchase (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the "Excess Proceeds Payment Date"); (iii) that any Notes not tendered will continue to accrue interest pursuant to its terms; (iv) that, unless the Company defaults in the payment of the Excess Proceeds Payment, any Notes accepted for payment pursuant to the Excess Proceeds Offer shall cease to accrue interest on and after the Excess Proceeds Payment Date; (v) that Holders electing to have a Note purchased pursuant to the Excess Proceeds Offer will be required to surrender the Notes, together with the form entitled "Option of the Holder to Elect Purchase" on the reverse side of the Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day immediately preceding the Excess Proceeds Payment Date; (vi) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day immediately preceding the Excess Proceeds Payment Date, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Notes delivered for purchase and a statement that such Holder is withdrawing his election to have such Notes purchased; and (vii) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered; provided that each Note purchased and each new Note issued shall be in a principal amount of One Thousand Dollars ($1,000) or integral multiples thereof.

                  (e) On the Excess Proceeds Payment Date, the Company shall (i) accept for payment on a pro rata basis Notes or portions thereof tendered pursuant to the Excess Proceeds Offer; (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Notes or portions thereof so accepted; and (iii) deliver, or cause to be delivered, to the Holders all Notes or portions thereof so accepted together with an Officer's Certificate specifying the Notes or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail to the Holders of Notes so accepted payment in an amount equal to the purchase price, and shall promptly authenticate and mail to such Holders a new Note equal in principal amount to any unpurchased portion of the Note surrendered; provided that each Note purchased and each new
Note issued shall be in a principal amount of One Thousand Dollars ($1,000) or integral multiples thereof. To the extent that the aggregate principal amount of Notes tendered is less than the Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate purposes. The Company shall publicly announce the results of the Excess Proceeds Offer as soon as practicable after the Excess Proceeds Payment Date. For purposes of this Section 6.6, the Company shall act as the Paying Agent.

                  (f) The Company shall comply with Rule 14e-1 under the Exchange Act and any other rules and regulations thereunder to the extent such rules and regulations are applicable, in the event that such Excess Proceeds are received by the Company under this Section 6.6 and the Company is required to repurchase Notes as described above.

Section 6.7 BUSINESS OF THE COMPANY; RESTRICTION ON TRANSFERS OF EXISTING BUSINESS. The Company shall not, and shall not permit any Restricted Subsidiary to, be principally engaged in any business or activity other than a Permitted Business. In addition, the Company and any Restricted Subsidiary shall not be permitted to, directly or indirectly, transfer to any Unrestricted Subsidiary
(i) any of the material licenses, agreements or instruments, permits or authorizations used in the Business of the Company and any Restricted Subsidiary on the Closing Date or (ii) any material portion of the "property and equipment" (as such term is used in the Company's consolidated financial statements) of the Company or any Significant Subsidiary used in the licensed service areas of the Company and any Restricted Subsidiary as they exist on the Closing Date.

Section 6.8 LIMITATION ON SALE-LEASEBACK TRANSACTIONS. The Company shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any Sale-Leaseback Transaction with respect to any property of the Company or any of its Restricted Subsidiaries.

              Notwithstanding the foregoing, the Company may enter into Sale-Leaseback Transactions; provided, however, that (a) the Attributable Value of such Sale-Leaseback Transaction shall be deemed to be Indebtedness of the Company and (b) after giving pro forma effect to any such Sale-Leaseback Transaction and the foregoing clause (a), the Company would be able to incur One Dollar ($1.00) of additional Indebtedness (other than Permitted Indebtedness) pursuant to paragraph (a) of Section 6.1.

Section 6.9 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE. The Company shall not consolidate with, or merge with or into, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property and assets (as an entirety or substantially as an entirety in one transaction or series of related transactions) to, any Person or permit any Person to merge with or into the Company and the Company shall not permit any of its Restricted Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company or the Company and its Restricted Subsidiaries, taken as a whole, to any other Person or Persons, unless:

                  (a) either (i) the Company shall be the continuing Person or
(ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or that acquired or leased such property and assets of the Company (A) shall be a corporation organized and validly existing under the laws of the United States of America or any jurisdiction thereof and (B) shall expressly assume, by an amendment to this Agreement, duly executed and delivered to the Holders, all of the obligations of the Company with respect to all of the Notes and under this Agreement;

                  (b) immediately after giving effect to such transaction on a pro forma basis, no Default or Event of Default shall have occurred and be continuing;

                  (c) immediately after giving effect to such transaction on a pro forma basis, the Company, or any Person becoming the successor obligor of the Notes, shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction;

                  (d) immediately after giving effect to such transaction on a pro forma basis, the Company, or any Person becoming the successor obligor of the Notes, as the case may be, could Incur at least One Dollar ($1.00) of Indebtedness under paragraph (a) of Section 6.1; and

                  (e) the Company delivers to the Holders an Officer's Certificate (attaching the arithmetic computations to demonstrate compliance with clauses (c) and (d) above) and an opinion of counsel, each stating that such consolidation, merger or transfer and such amendment to the Agreement complies with this Section 6.9 and that all conditions precedent herein provided for relating to such transaction have been complied with;

provided, however, that clauses (c) and (d) above shall not apply if, in the good faith determination of the Board of Directors of the Company, whose determination shall be evidenced by a Board resolution, the principal purpose of such transaction is to change the state of incorporation of the Company; provided further that any such transaction shall not have as one of its purposes the evasion of the foregoing limitations.

                                   ARTICLE 7
                                     DEFAULT

Section 7.1 EVENTS OF DEFAULT. Any of the following events shall be an "Event of Default" as that term is used herein:

                  (a) PRINCIPAL AND INTEREST PAYMENTS. The Company fails to make payment within thirty (30) days of the due date of any principal or interest installment on the Notes;

                  (b) REPRESENTATIONS AND WARRANTIES. Any representation or warranty made by the Company proves to have been incorrect in any respect as of the date thereof and such false or inaccurate representation or warranty would have a Material Adverse Effect on the Company or its Subsidiaries;

                                                                    EXHIBIT 99.1







                 -----------------------------------------------

                    STARTEC GLOBAL COMMUNICATIONS CORPORATION

                                   $20,000,000

                          INVESTMENT AND LOAN AGREEMENT

                                  JUNE 30, 2000






                              FINANCING PROVIDED BY

                           ALLIED CAPITAL CORPORATION

                 -----------------------------------------------

                                TABLE OF CONTENTS


PREAMBLE
         Parties
         Recitals

ARTICLE 1 - Loan..................................................................................................1
      Section 1.1   Funding.......................................................................................1
      Section 1.2   PARITY OF LOAN WITH High-Yield/Public Debt....................................................1

ARTICLE 2 - Equity................................................................................................2
      Section 2.1   Common Stock Purchase Warrants................................................................2
      Section 2.2   Registration of Warrant Shares................................................................2
                         Section 2.3  Demand Registration Rights..................................................2
                         (a)  Number of Demand Registrations......................................................2
                         (b)  Effective Registrations.............................................................2
                         (c)  Right to Select Underwriter or Agent................................................3
                         (d)  Maintenance of Effectiveness........................................................3
                         (e)  Inclusion of Other Shares...........................................................3
      Section 2.4   Piggy-Back Registration.......................................................................3
                         (a)  Allocation..........................................................................3
      Section 2.5   Certain Obligations of Holders in a Registered Offering.......................................4
      Section 2.6   Indemnification...............................................................................4
                         (a)  Indemnification by the Company......................................................4
                         (b)  Indemnification by Selling Holders..................................................4
                         (c)  Notice of Claims and Conduct of Defense.............................................5
      Section 2.7   Contribution..................................................................................5
      Section 2.8   Underwritten Offerings........................................................................6
                         (a)  Underwritten Demand Offerings.......................................................6
                         (b)  Underwritten Piggyback Offerings....................................................6
      Section 2.9   Delays in Registration........................................................................6
      Section 2.10  Fees and Expenses.............................................................................7
      Section 2.11  Limit to Blue-Sky Filings Required............................................................7

ARTICLE 3 - Representations and Warranties........................................................................7
      Section 3.1   Due Organization; Authority; Binding Obligation; Opinion of Counsel...........................7
      Section 3.2   Principal Business; Title to Assets...........................................................8
      Section 3.3   Litigation....................................................................................8
      Section 3.4   Taxes.........................................................................................8
                         (a)  Generally...........................................................................8
                         (b)  No Open Returns.....................................................................9
      Section 3.5   Financial Statements..........................................................................9
      Section 3.6   Leases; Material Contracts....................................................................9
                         (a)  Leases..............................................................................9
                         (b)  Material Contracts..................................................................9
      Section 3.7   Disclosure...................................................................................10
      Section 3.8   Material High-Yield/Public Debt Documents....................................................10
      Section 3.9   Management History...........................................................................10
      Section 3.10  Subsidiaries and Affiliates..................................................................10
      Section 3.11  Incumbency...................................................................................10
      Section 3.12  No Material Adverse Change...................................................................10




      Section 3.13  Non-Contravention............................................................................11
      Section 3.14  Permits and Consents.........................................................................11
      Section 3.15  Fees & Brokerage.............................................................................11
      Section 3.16  Other Debts; Sources and Uses................................................................11
      Section 3.17  Capital Structure............................................................................11
      Section 3.18  Solvency.....................................................................................12
      Section 3.19  Investment Company Act Representations.......................................................12
      Section 3.20  Regulatory Compliance........................................................................12
      Section 3.21  Employee Benefit Matters.....................................................................12
      Section 3.22  Collective Bargaining........................................................................13
      Section 3.23  Employment Related Agreements................................................................13
      Section 3.24  Related-Party Transactions...................................................................13
      Section 3.25  No Competing Business Interests..............................................................13
      Section 3.26  No Conflicting Non-Competition Agreements....................................................13
      Section 3.27  Government Authorizations....................................................................14
      Section 3.28  FCC Proceedings..............................................................................14

Section 3.29         14

ARTICLE 4 - Affirmative Covenants................................................................................14
      Section 4.1   Quarterly Financials.........................................................................14
      Section 4.2   Year-end Financials; Annual Audit............................................................15
      Section 4.3   Business Models..............................................................................15
      Section 4.4   Certification of Non-Default.................................................................15
      Section 4.5   Regulatory Filings...........................................................................15
      Section 4.6   Notice of Litigation.........................................................................15
      Section 4.7   Notice of Defaults or Judgments..............................................................15
      Section 4.8   Access to Records............................................................................16
      Section 4.9   Information Requests.........................................................................16
      Section 4.10  Insurance....................................................................................16
      Section 4.11  Use of Proceeds..............................................................................16
      Section 4.12  Financial Covenants..........................................................................16
      Section 4.13  Payments.....................................................................................17
      Section 4.14  Compliance With Applicable Law...............................................................17
      Section 4.15  Further Assurance............................................................................17

ARTICLE 5 - Negative Covenants...................................................................................17
      Section 5.1   Restricted Payments..........................................................................17
      Section 5.2   Limitation on Issuances of Guarantees of Indebtedness by Subsidiaries........................18
      Section 5.3   Limitation on Investments in Unrestricted Subsidiaries.......................................19
      Section 5.4   Employee Compensation........................................................................19
      Section 5.5   Cross-Acceleration...........................................................................19
      Section 5.6   Changes to Indenture.........................................................................19

ARTICLE 6 - Termination of Indenture.............................................................................20
      Section 6.1   Limitation on Indebtedness and Preferred Stock of Restricted Subsidiaries....................20
      Section 6.2   Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries......22
      Section 6.3   Limitation on the Issuance and Sale of Capital Stock of Restricted Subsidiaries..............24
      Section 6.4   Limitation on Transactions with Stockholders and Affiliates..................................24
      Section 6.5   Limitation on Liens..........................................................................25



      Section 6.6   Limitation on Asset Sales....................................................................25
      Section 6.7   Business of the Company; Restriction on Transfers of Existing Business.......................27
      Section 6.8   Limitation on Sale-Leaseback Transactions....................................................27
      Section 6.9   Consolidation, Merger, Conveyance, Transfer or Lease.........................................27

ARTICLE 7 - Default..............................................................................................28
      Section 7.1   Events of Default............................................................................28
                         (a)  Principal and Interest Payments....................................................28
                         (b)  Representations and Warranties.....................................................28
                         (c)  Covenants..........................................................................29
                         (d)  Loan Documents.....................................................................29
                         (e)  Involuntary Bankruptcy or Receivership Proceedings.................................29
                         (f)  Voluntary Petitions................................................................29
                         (g)  Assignments for Benefit of Creditors...............................................29
                         (h)  Undischarged Judgments.............................................................29
                         (i)  Attachment.........................................................................30
      Section 7.2   Remedies.....................................................................................30
                         (a)  Default Rate of Interest...........................................................30
                         (b)  Acceleration.......................................................................30

ARTICLE 8 - Conditions to Closing................................................................................30
      Section 8.1   Issuance of Notes and Warrants...............................................................30
      Section 8.2   Transaction Documents........................................................................30
      Section 8.3   Certified Documents..........................................................................30
      Section 8.4   Representations and Warranties; No Default; No Adverse Change................................31
      Section 8.5   Opinion of Counsel...........................................................................31
      Section 8.6   Transaction Permitted by Applicable Laws; No Injunction......................................31
      Section 8.7   Compliance with Securities Laws..............................................................31
      Section 8.8   Approvals and Consents.......................................................................31
      Section 8.9   Expenses.....................................................................................31
      Section 8.10  Commitment Fee...............................................................................31
      Section 8.11  Insurance....................................................................................31
      Section 8.12  Due Diligence................................................................................32

ARTICLE 9 - Redemption or Defeasance.............................................................................32
      Section 9.1   Repurchase of Notes upon Change of Control...................................................32
      Section 9.2   Defeasance and Discharge.....................................................................32
      Section 9.3   Covenant Defeasance..........................................................................32
      Section 9.4   Conditions to Defeasance or Covenant Defeasance..............................................33
      Section 9.5   Deposited Money and U.S. Government Obligations to be Held in Trust;
                         Other Miscellaneous Provisions..........................................................34
      Section 9.6   Reinstatement................................................................................35
      Section 9.7   Appointment of Trustee.......................................................................35

ARTICLE 10 - Termination of Covenants............................................................................35

ARTICLE 11 - Fees and Costs; Deposit.............................................................................35
      Section 11.1  Fees and Costs...............................................................................35
      Section 11.2  Deposit......................................................................................36

ARTICLE 12 - Indemnification.....................................................................................36

ARTICLE 13 - Remedies............................................................................................37



      Section 13.1  Cumulation...................................................................................37
      Section 13.2  No Implied Waiver............................................................................37

ARTICLE 14 -Holders' Covenants As To Confidentiality.............................................................37
      Section 14.1 Confidential Information; Insider Trading.....................................................37
      Section 14.2 Publicity.....................................................................................38

ARTICLE 15 - Parties 38

ARTICLE 16 - Notice  38

ARTICLE 17 - Relationship of the Parties.........................................................................39

ARTICLE 18 - Controlling Law; Venue and Non-Exclusive Jurisdiction; Service of Process...........................40

ARTICLE 19 - Waiver of Trial by Jury.............................................................................40

ARTICLE 20 - Captions; Severance.................................................................................40

ARTICLE 21 - Counterparts; Entire Agreement......................................................................41

ARTICLE 22 - Definitions and Rules of Construction...............................................................41
      Section 22.1  Definitions..................................................................................41
      Section 22.2  Rules of Construction........................................................................57


              THIS INVESTMENT AND LOAN AGREEMENT is made by and among (i) Startec Global Communications Corporation, a Delaware corporation (collectively with successors and assigns, the "Company"), and (ii) Allied Capital Corporation, a Maryland corporation (collectively with successors and assigns, "Holders"). Capitalized terms not otherwise defined herein shall have the meanings set out in the definition section hereof, which is Section 22.1.

                                    RECITALS

A. In 1998, pursuant to the terms of the Indenture, Startec Global Communications Corporation, a Maryland corporation ("Startec Maryland"), issued certain Indenture Notes.

B. In 1999, Startec Maryland merged with and into Startec Global Holding Corporation, a Delaware corporation ("Startec Delaware") and Startec Delaware assumed the obligations of Startec Maryland under the Indenture. Thereafter in 1999, Startec Delaware changed its name to Startec Global Communications Corporation (thereby becoming Startec Global Communications Corporation, a Delaware corporation, the Company referred to in this Agreement).

C. Under terms of the Commitment Letter, the Company has committed to issue to Holders certain debt instruments and certain warrants to purchase shares of the Company's Common Stock in consideration for a loan in the aggregate principal amount of Twenty Million Dollars ($20,000,000) (collectively with all modifications, renewals, extensions and replacements thereof and therefor, the "Loan"), to be used for general corporate purposes including (without limitation) the acquisition of Telecommunication Assets, which Loan is intended to have payment rights in parity with those of the High Yield/Public Debt.

                                   PROVISIONS

              In consideration of the premises and the covenants herein, Holders, and the Company agree as set forth below.

                                   ARTICLE 1
                                      LOAN

Section 1.1 FUNDING. At Closing, Holders will fund the Loan to the Company. The Loan will be evidenced by, and repaid according to the terms of, promissory notes (collectively, with all modifications, extensions, renewals and replacements thereof and therefor, the "Notes"), which will be issued by the Company to Holders at Closing.

Section 1.2 PARITY OF LOAN WITH HIGH-YIELD/PUBLIC DEBT. The Loan, the indebtedness evidenced by the Notes, and the Holders' rights herein shall rank PARI PASSU in right of payment with the rights of the Trustee (as defined below) and the holders of the Indenture Notes and their successors and assigns with respect to the Company's obligations under the Indenture and the High-Yield/Public Debt.

                                   ARTICLE 2
                                     EQUITY

Section 2.1 COMMON STOCK PURCHASE WARRANTS. At Closing, the Company will issue and sell, and each Holder will purchase, a stock purchase warrant (collectively with all modifications, extensions, renewals and replacements thereof and therefor, the "Warrants") to acquire its respective portion of 125,000 shares of the Company's common stock ("Holders' Shares" or "Shares"), with such number of such Shares being subject to certain anti-dilution adjustments set forth in the Warrants (the shares to be acquired with the Warrants shall sometimes be referred to as "Warrant Shares"). The Warrants shall be exercisable at a price per share equal to the average closing price for the Company's common stock on the National Market System of Nasdaq for the fourteen (14) day period ending the day before the Closing Date. The aggregate purchase price for the Warrants shall be One Hundred Dollars ($100), which Holders shall pay to the Company at Closing.

Section 2.2 REGISTRATION OF WARRANT SHARES. Within 60 days after Closing, the Company shall file with the Securities and Exchange Commission and all other applicable securities agencies or exchanges a registration statement meeting the requirements of the Securities Act covering the resale of the Warrants and the Warrant Shares upon exercise of the Warrants by Holders. The Company shall use its best efforts to cause such registration statement to be declared effective within 120 days after the Closing, and to keep such registration effective until the earlier of (i) the date when all Warrants and Warrant Shares covered by the registration statement are eligible for sale under Rule 144(k) of the Securities Act, and (ii) 60 days after the expiration date of the Warrants. If such registration statement is not filed within sixty (60) days or if such registration statement is not filed and declared effective within one hundred twenty (120) days of the Closing, such events shall not be a default but the provisions of Sections 2.3, 2.4 and 2.5 hereof shall come into effect and the Company shall have no further obligations under this Section 2.2.

Section 2.3 DEMAND REGISTRATION RIGHTS. If the registration statement referred to in Section 2.2 is not filed and declared effective within one hundred twenty
(120) days of the Closing, and the Holders shall thereafter make a written request to the Company, the Company shall cause to be filed with the Securities and Exchange Commission (the "Commission") a registration statement meeting the requirements of the Securities Act (a "Demand Registration"). Each Holder shall be entitled to have included therein all of such Holder's Warrants and Warrant Shares. The Holders rights to such registration shall be subject to the following terms.

                  (a) NUMBER OF DEMAND REGISTRATIONS. The Company shall be obligated to effect one Demand Registration hereunder; and

                  (b) EFFECTIVE REGISTRATIONS. A Demand Registration shall not be deemed to have been effected: (i) unless a registration statement pursuant to the exercise of the demand rights under this Section 2.3 has become effective,
(ii) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Warrants or Shares thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Holders, (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Holders, or (iv) if the Company has exercised its rights under Section 2.9(i) or (ii) hereof with respect to the relevant registration.

                  (c) RIGHT TO SELECT UNDERWRITER OR AGENT. If any Demand Registration involves an underwritten offering, or an agented offering, the Company shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering.

                  (d) MAINTENANCE OF EFFECTIVENESS. The Company shall use its best efforts to keep the Demand Registration statement continuously effective for up to 180 days or until such earlier date as of which all the Warrants or Shares under the Demand Registration statement shall have been disposed of in the manner described in the registration statement.

                  (e) INCLUSION OF OTHER SHARES. The Company may include in any Demand Registration any Shares to be sold by the Company or Shares of other Persons having "piggyback" or similar registration rights, but only if and to the extent the offering and sale thereof will not materially impair the offering and sale of the Holders' Shares. If any registration under this Section 2.3 involves an underwritten offering and the managing underwriter of such offering shall advise the Holders by letter that, in its view, the number of securities requested to be included in such registration exceeds the largest number which can be sold in an orderly manner in such offering (the "Maximum Amount") and that such number would materially and adversely affect such offering then the Company shall include in such registration, to the extent the number and type of securities which the Company is so advised can be sold in (or during the time of) such offering: (i) first, all Shares requested to be included in such registration by the Holders; and (ii) second, to the extent that the number of Shares to be included by all Holders is less than the Maximum Amount, securities which the Company or any other holders of Shares, proposes to register.

Section 2.4 PIGGY-BACK REGISTRATION. If the registration statement referred to in Section 2.2 is not filed and declared effective within one hundred twenty
(120) days of the Closing, and the Company shall at any time thereafter prepare and file a registration statement under the Securities Act with respect to the public offering of any class of equity or debt security of the Company, or of any other commonly-controlled entity, the Company shall give fourteen (14) days prior written notice thereof to each Holder and shall, upon the written request of any Holder, include in the registration statement such number of the Holder's Warrants and Warrant Shares as such Holder may request. The Company will keep such registration statement effective and current under the Securities Act permitting the sale of all such Holders' Shares included therein for the same period that the registration is maintained effective in respect of Shares of other Persons (including the Company). In any underwritten offering the Holders' Shares to be included will be sold at the same time and the same per-share price as the Company's Shares. If the Company fails to receive a written inclusion request from any Holder within fourteen (14) days after the mailing of its written notice, then the Company shall have no obligation to include any of such Holder's Shares in the offering.

                  (a) ALLOCATION. If any registration under this Section 2.4 involves an underwritten offering and the managing underwriter of such offering shall advise the Company by letter that, in its view, the number of securities requested to be included in such registration exceeds the Maximum Amount, then the Company shall notify the Holders of such fact and give the Holders the reasonable opportunity to negotiate with the managing underwriter regarding the inclusion in such registration of all of the Shares requested by the Holders to be included therein. If the managing underwriter does not agree to include the number of shares initially requested by the Holders to be included in such registration, then the Company shall include in such registration, to the extent of the number and type of which the Company is so advised can be sold in (or during the time of) such offering: (i) first, all Shares which the Company proposes to register for its own account (the "Company Securities"); and (ii) second, to the extent that the number of Company Securities is less than the Maximum Amount, as many of the Shares requested for inclusion by the Holders as can be accommodated, allocated on a pro rata basis among the Holders, based on the number of Shares each Holder initially requested to be included, and (iii) third, to the extent the Company Securities and the Shares initially requested to be included by the Holders are fewer than the Maximum Amount, Shares owned by other Persons.

Section 2.5 CERTAIN OBLIGATIONS OF HOLDERS IN A REGISTERED OFFERING. Each Holder agrees that, upon receipt of any notice from the Company that the registration materials for the relevant offering must be supplemented or amended, such Holder will forthwith discontinue disposition of Warrant Shares and Warrants pursuant to the applicable registration statement until such Holder's receipt of copies of a supplemented or amended prospectus for the relevant offering, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder' possession, of the superceded prospectus

Section 2.6 INDEMNIFICATION.

                  (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any of the Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Holder, each underwriter of such Shares, and each other Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities, joint or several, to which such Holder, underwriter, or controlling Person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Shares were registered under the Securities Act, any preliminary prospectus, or final prospectus contained in the registration statement, or any amendment or supplement to such registration statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Holder, underwriter, and each such controlling Person in connection with investigation or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus, or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in a written instrument, duly executed, by or on behalf of such Holder, underwriter, or controlling Person specifically stating that it is for use in the preparation thereof.

                  (b) INDEMNIFICATION BY HOLDERS. In the event of any registration of any of the Shares under the Securities Act pursuant to this Agreement, each Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriters (if any) and each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities, joint or several, to which the Company, such directors and officers, underwriter, or controlling Person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to the registration statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Selling Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligations of each Holder hereunder shall be limited to an amount equal to the proceeds to such Holder of Shares sold in connection with such registration.

                  (c) NOTICE OF CLAIMS AND CONDUCT OF DEFENSE. Each party entitled to indemnification under this Section 2.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified and Indemnifying Parties may exist in respect of such claim; and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

Section 2.7 CONTRIBUTION. To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder, or any controlling Person of any such holder, makes a claim for indemnification pursuant to this Section 2.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such Holder or any such controlling Person in circumstances for which indemnification is provided under this Section 2.7; then, in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Shares offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; PROVIDED, HOWEVER, that, in any such case, (i) no such holder will be required to contribute any amount in excess of the proceeds to it of all Shares sold by it pursuant to such registration statement, and (ii) no Person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any Person or entity who is not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereinunder any amounts in payment for any settlement of any action or claim, effected without such Person's prior written consent, which consent shall not be unreasonably withheld.

Section 2.8 UNDERWRITTEN OFFERINGS.

                  (a) UNDERWRITTEN DEMAND OFFERINGS. If requested by the underwriters for any underwritten offering by the Holders pursuant to a registration requested under Section 2.3, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, the Holders and the underwriters, and to contain such representations and warranties by the Company and the Holders and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.6. The Holders will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form and substance thereof. Each Holder shall be a party to such underwriting agreement, but shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holders, their Shares, and their intended method of distribution.

                  (b) UNDERWRITTEN PIGGYBACK OFFERINGS. If the Company proposes to register any of its securities under the Securities Act as contemplated by
Section 2.4 and such securities are to be distributed by or through one or more underwriters, subject to the provisions of Section 2.4(a) the Company will, if requested by the Holders, arrange for such underwriters to include all of the Shares to be offered and sold by the Holders among the securities of the Company to be distributed by such underwriters. Each Holder shall become a party to the underwriting agreement negotiated between the Company and such underwriters, but shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Holders, their shares and their intended method of distribution.

Section 2.9 DELAYS IN REGISTRATION. If the Board of Directors of the Company, in its good faith judgment, from time to time determines that any registration of the Warrants or Warrant Shares should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization, merger, or other transaction involving the Company or any of its Subsidiaries (a "Valid Business Reason"), (i) the Company may postpone filing the registration statement until such Valid Business Reason no longer exists, but in no event for more than 120 days, and (ii) in case the registration statement has been filed, the Company may cause such registration statement to be withdrawn or its effectiveness terminated or may postpone amending or supplementing the registration statement until such Valid Business Reason no longer exists, but in no event for more than 120 days.

Section 2.10 FEES AND EXPENSES. In connection with any registration statement or other filing described herein, and in connection with making and keeping such filings effective as provided herein, the Company shall bear all the expenses and professional fees of the Company and Holders (except for the Holder's pro rata share of any underwriters discount) and shall also provide Holders with a reasonable number of printed copies of the prospectus, offering circulars and/or supplemental or amended prospectuses in final and preliminary form. The Company consents to the use of each such prospectus or offering circular in connection with the sale of Holders' Warrants and Shares.

Section 2.11 LIMIT TO BLUE-SKY FILINGS REQUIRED. In connection with any registration statement or subsequent amendment or similar document filed and is subject hereto, the Company shall take all reasonable steps to make the Holders' securities covered thereby eligible for public offering and sale under the securities or Blue Sky laws of such jurisdictions as may be specified by the relevant Holders by the effective date of such registration statement; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not so qualified at the time of filing such documents, or to take any action which would subject it to unlimited service of process in any jurisdiction where it is not so subject at such time. The Company shall keep such Blue-Sky filings current for the length of time it must keep any registration statement, post-effective amendment, prospectus or offering circular effective pursuant hereto.

Section 2.12 VALUATION OF THE WARRANTS. The Holders and Company hereby agree that as of the Closing, the fair market value of the Warrants shall be as set forth on EXHIBIT 2.12 HERETO AND THAT THEY SHALL PREPARE AND MAINTAIN THEIR BOOKS OF ACCOUNT, FINANCIAL STATEMENTS AND TAX RETURNS IN A MANNER CONSISTENT THEREWITH.

                                   ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

              To induce Holders to enter the transactions contemplated herein and purchase the Notes and Warrants, the Company represents and warrants as set out below. All representations and warranties in this Article shall refer to facts as they exist at Closing and shall survive the Closing.

Section 3.1 DUE ORGANIZATION; AUTHORITY; BINDING OBLIGATION; OPINION OF COUNSEL.

                  (a) The Company is duly incorporated, validly existing and in good standing under the laws of the state of Delaware having a Certificate of Incorporation, as amended, and Bylaws, (all terms of which are in full force and effect) as previously furnished to Holders, and true copies of which, together with all other material constituent documents of the Company, are attached hereto as part of EXHIBIT 3.01(a); and each of the Company's Subsidiaries is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                  (b) Each of the Company and its Subsidiaries is duly qualified to conduct business as proposed and is in good standing as a foreign corporation in all jurisdictions in which the nature of its business or location of its properties require such qualification and a list of such jurisdictions is attached hereto as EXHIBIT 3.01(b); except where the failure to so qualify would not have a Material Adverse Effect on the Company or its Subsidiaries;

                  (c) The Company has full power and authority to enter into this Agreement, to borrow money as contemplated hereby, and to carry out the provisions hereof; the Company has taken all corporate action necessary for the execution and performance of this Agreement as evidenced by the resolutions set forth as EXHIBIT 3.01(c);

                  (d) This Agreement and each document to be executed by the Company herewith will constitute a valid and binding obligation of the Company, enforceable in accordance with their respective terms when executed and delivered, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and similar laws of general application relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

                  (e) The Company has caused its counsel to deliver a letter opining as to such authority and related matters in substantially the form set forth in EXHIBIT 3.01(e).

Section 3.2 PRINCIPAL BUSINESS; TITLE TO ASSETS.

                  (a) The Company and its Subsidiaries are primarily engaged in business as integrated communications providers of voice over internet protocol, data and internet services to ethnic communities (the "Business");

                  (b) The Company and each of its Subsidiaries has good and marketable title to and ownership of all real and personal property it purports to own free and clear of all liens, claims, security interests and encumbrances except for Permitted Liens.

Section 3.3 LITIGATION. There is no suit, action, claim, proceeding or investigation by or before any governmental body, agency, commission, Regulatory Agency, arbitrator or other similar public or private decisionmaker or other tribunal now pending or, to the Knowledge of the Company, threatened against or affecting the Company, any of its Subsidiaries, the Indian Partner, or any of their respective Executive Officers or directors, or any property services, Regulatory Authorizations or rights of the Company which could have a Material Adverse Effect on the Company or its Subsidiaries, except as set out in the litigation schedule attached hereto as EXHIBIT 3.03 (hereinafter "Litigation Schedule"); to the Knowledge of the Company, there is no basis or grounds for any such suit or proceeding and there are no outstanding orders, judgments, writs, injunctions or decrees or any court, government agency or arbitrational tribunal against or affecting the Company or any of its Subsidiaries or the property, assets or business of the Company or which could have a Material Adverse Effect on the Company, its Subsidiaries, or its Indian Partner.

Section 3.4 TAXES.

                  (a) GENERALLY. The Company and each of its Subsidiaries has filed or caused to be filed all federal, state, local and foreign tax returns, which are required to be filed on or before the Closing Date, or has filed extensions therefor, except for returns in state and local jurisdictions wherein the Company or its relevant Subsidiaries (as applicable) had revenues less than $1,000 in the applicable tax period and all such returns were correct and complete in all material respects. The Company and its Subsidiaries have paid in full or made adequate provisions for all taxes shown to be due on such returns and otherwise has fully reserved for or paid all taxes due for all periods or portions thereof ending prior to or on the Closing Date, except taxes that are being contested in good faith by appropriate proceedings and for which the Company shall have set aside on its books adequate reserves in accordance with GAAP.

                  (b) NO OPEN RETURNS. No federal, state, local, foreign or other return of the Company or any of its Subsidiaries for tax years that remain open under any applicable statute of limitations, has been examined by the Internal Revenue Service or other tax authorities; or if so examined no deficiencies have been asserted or assessments made as a result of such examinations (including all penalties and interest); there are no waivers, agreements or other arrangements providing for any extension of time with respect to the assessment or collection of any unpaid tax, interest or penalties relating to the Company or any of its Subsidiaries; no issues have been raised by (or are currently pending before) the Internal Revenue Service or any other taxing authority in connection with any return of the Company or any of its Subsidiaries, which could reasonably be expected to have a Material Adverse Effect on the Company or its Subsidiaries if decided adversely to the Company or its Subsidiaries, nor are there any such issues which have not been so raised but if so raised by the Internal Revenue Service, or any other taxing authority, could, in the aggregate, reasonably be expected to have such a Material Adverse Effect.

Section 3.5 FINANCIAL STATEMENTS. The audited financial statements for the twelve (12) months ending December 31, 1999, previously provided to Holders, and the unaudited financial statements for the three-month period ended March 31, 2000, previously provided to Holders (collectively, the "Financial Statements") are prepared in accordance with GAAP, are true and correct in all material respects, and fairly state the results of the Company's (including its Subsidiaries on a consolidated basis) operations and its financial position at such dates and for the periods stated, subject, in the case of such unaudited financial statements, to normal year-end adjustments which, in the aggregate, are not material.

Section 3.6 LEASES; MATERIAL CONTRACTS.

                  (a) LEASES. A copy of all material real property leases to which the Company and its Subsidiaries are a party have been provided to Holders or can be obtained from the Company's publicly available documents, and a list of such leases is attached hereto as EXHIBIT 3.06(a); the Company's and each Subsidiary's possession of its material leased property has not been disturbed, and to the Knowledge of the Company no claim has been asserted against the Company or any Subsidiary adverse to its material leasehold interests. All lease obligations of the Company and its Subsidiaries are current in all material respects.

                  (b) MATERIAL CONTRACTS. All material contracts to which the Company and its Subsidiaries are a party are valid and binding agreements, enforceable according to their terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and similar laws of general application relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) no party is in default thereunder; the Company's and each

Subsidiary's rights thereunder are not subject to any offset (other than standard offsetting provisions in the industry with regard to carrier contracts whereby parties make payments net of receipts due to them from another contract party pursuant to the same or another contract) or counterclaim; and all such contracts are listed in EXHIBIT 3.06(B) attached hereto. All debts and accounts payable of the Company and its Subsidiaries are current in all material respects, except with respect to accounts payable where failure to be current would not have a Material Adverse Effect on the Company or its Subsidiaries.

Section 3.7 DISCLOSURE.

                  (a) Neither the statements made in this Agreement, , the Due Diligence Certificate and the Officers' Certificates delivered herewith, nor any other written statement or document furnished by or on behalf of the Company and its Subsidiaries, to Holders in connection with the Loan contained, as of its respective date, or now contain (except as disclosed to the Holders in writing), any untrue statement of a material fact or as of any such date omitted, or now omit (except as disclosed to the Holders in writing), a material fact necessary to make the statements contained herein and therein not misleading.

                  (b) The forecasts contained in the business model previously provided to Holders were based upon reasonable assumptions and represent the Company's good faith expectation of the actual results the Company and its Subsidiaries are expected to achieve. To the Knowledge of the Company, no facts exist which would require a material change in any such forecasts. However, the parties hereto acknowledge that forecasts as to future events are not represented or warranted as fact, actual results during future periods may differ from forecasts, and such differences may be material.

Section 3.8 MATERIAL HIGH-YIELD/PUBLIC DEBT DOCUMENTS. All documents evidencing or setting out the material terms of the High-Yield/Public Debt, and all exhibits thereto are publicly available or have otherwise been provided to Holders, are unmodified and in full force and effect (except as disclosed to Holders in writing), and no party is in material breach thereunder.

Section 3.9 MANAGEMENT HISTORY. During the past ten (10) years, none of the directors or Executive Officers of the Company or its Subsidiaries has been arrested for or convicted of any criminal offense (excluding minor traffic and parking violations), petitioned or been granted any relief in bankruptcy, or served as an officer or director of any company or other entity which has petitioned or been granted such relief, except as set forth on EXHIBIT 3.09 attached hereto.

Section 3.10 SUBSIDIARIES AND AFFILIATES. The Company has no Subsidiaries, partners, commonly controlled or related entities or other Affiliates, except as set out on EXHIBIT 3.10 hereof.

Section 3.11 INCUMBENCY. Attached hereto as EXHIBIT 3.11 is a true and complete list of the Executive Officers and directors of the Company.

Section 3.12 NO MATERIAL ADVERSE CHANGE. Except as set forth on EXHIBIT 3.12 hereto, since December 31, 1999, neither the Company nor any Subsidiary has suffered any material adverse change in its condition (financial or otherwise), Business, operations, properties or its overall earnings prospects, or sustained any material loss or damage to its property, whether or not insured except as proposed herein, or suffered any material interference with its business or operations, present or proposed, or entered into any material transactions (other than as described on EXHIBIT 3.06(b)), or incurred since March 31, 2000, any material debt, obligation or liability, absolute or contingent. There has been no sale, lease, abandonment or other disposition by the Company or any of its Subsidiaries of any of their property, real or personal, or any interest therein or relating thereto, that could likely result in a Material Adverse Effect on the Company and its Subsidiaries.

Section 3.13 NON-CONTRAVENTION.

                  (a) Neither the Company nor any of its Subsidiaries is in breach of, default under, or in violation of (i) any applicable law, decree, order, rule or regulation, including the Communications Act of 1934, and the rules and regulations of the FCC or (ii) any indenture, contract, agreement, deed, lease, loan agreement, commitment, bond, note, deed of trust, restrictive covenant, license or other instrument or obligation or amendments thereof, to which it is a party, or by which it is bound, or to which any of its assets are subject, in each case the noncompliance with which would be likely to result in a Material Adverse Effect on the Company or its Subsidiaries;

                  (b) The execution, delivery and performance of this Agreement and the other documents mentioned herein will not constitute by the Company or any of its Subsidiaries any such breach, default or violation, or require consent or approval of any court, governmental agency or body, except as expressly provided herein.

Section 3.14 PERMITS AND CONSENTS. The Company and each Subsidiary has all permits, licenses, consents and any similar authority from any governmental body or other party necessary for the conduct of the Business, the lack of which could likely result in a Material Adverse Effect on the Company or its Subsidiaries. To the Company's Knowledge, neither the Company nor any of its Subsidiaries is in default in any respect under any of such permits, licenses, consents or other authorities.

Section 3.15 FEES & BROKERAGE. Except for a fee due to Ferris Baker Watts, the responsibility for all of which is exclusively the Company's, no agent, broker, investment banker, Person or firm acting on behalf of the Company or under the authority of the Company is or will be entitled to any broker's or finder's fee or other commission or similar fee directly or indirectly from any party hereto in respect to the transactions contemplated herein.

Section 3.16 OTHER DEBTS . Except for the High-Yield/Public Debt, and other debts of the types and in the amounts described in the Financial Statements described in Section 3.5 herein, the Company and its Subsidiaries have no material Indebtedness; the Company and each Subsidiary has no Knowledge, of any basis for any claim against it as of the date of this Agreement, or of any material Indebtedness other than as mentioned herein.

Section 3.17 CAPITAL STRUCTURE.

                  (a) The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, of which 14,305,714 shares of Common Stock of the Company will be issued and outstanding on the date hereof, and all such Common Stock has been duly issued in accordance with applicable laws including federal and state securities laws; on the date hereof, no shares of Preferred Stock of the Company will be issued or outstanding.

                  (b) The outstanding equity interests of the Company and each Subsidiary immediately following the Closing, including their holders and each such holder's respective direct or indirect ownership interests in each Subsidiary, expressed on a Fully-Diluted Basis, are described on EXHIBIT 3.17 hereto.

                  (c) Except as set forth on EXHIBIT 3.17, there are no options, warrants or other securities which are convertible or exchangeable for Capital Stock of the Company. There are no preemptive rights in respect to Capital Stock of the Company.

Section 3.18 SOLVENCY. As of the date hereof, and giving effect to the transactions contemplated by this Agreement, (i) the present fair saleable value of the Company's assets is greater than the amount required to pay the Company's total indebtedness (including contingent liabilities which are reasonably likely to become due), as it matures and as it becomes absolute and matured; (ii) the transactions contemplated hereby are being effectuated without intent to hinder, delay or defraud present or future creditors of the Company; (iii) it is the Company's intention that it will maintain the above-referenced solvent financial condition, after giving effect to the debt incurred hereunder, as long as the Company is obligated to Holders under this Agreement or in any other manner whatsoever; and (iv) the Company has sufficient capital to carry on its previous operations and the Business as they are now conducted, and to consummate the transactions contemplated herein.

Section 3.19 INVESTMENT COMPANY ACT REPRESENTATIONS. The Company is not, and does not intend to become, an Investment Company and neither the Company nor any of its officers, directors, partners or controlling Persons is an Affiliated Person of any Holder.

Section 3.20 REGULATORY COMPLIANCE. The Company and each of its Subsidiaries has complied in all material respects with all laws, ordinances and regulations applicable to it or to the Business, including without limitation laws, ordinances and regulations relating to securities, zoning, labor, the Communications Act of 1934, the Telecommunications Act of 1996, the Exchange Act, the Occupational Safety & Health Act, ERISA, all regulations promulgated under such acts, and all federal and state environmental laws and regulations (in each case, as amended) and the FCC, except where the failure to do so is not likely to have a Material Adverse Effect on the Company or its Subsidiaries.

Section 3.21 EMPLOYEE BENEFIT MATTERS. There is no existing single-employer plan defined in Section 4021(a) of ERISA and covered under Title IV of ERISA in respect of which the Company or any of its Subsidiaries is or will be, an "employer" or a "substantial employer" as defined in Sections 3(5) and 4001(a)(2) of ERISA, respectively; and at no time since the effective date of ERISA has the Company or any of its Subsidiaries maintained, contributed to, or been required to contribute to any such Plan; the Company and each of its Subsidiaries has not participated in, and the purchase of the Notes or the Warrants by the Holders will not involve, any "prohibited transaction" (as defined in Section 4975 of the Code) that could subject the Company, any of its Subsidiaries, or any Holder to any tax or penalty imposed by said Section 4975; since the effective date of ERISA, the Company and each of its Subsidiaries has not incurred any "accumulated funding deficiency", as such term is defined in
Section 302 of ERISA, to which the Company or any of its Subsidiaries could be subject or for which it might be liable; the Company and each of its Subsidiaries is not, and immediately after the Closing will not be, a party to, and none of the operations of the Company and each of its Subsidiaries is or after the Closing will be covered by, a multi-employer plan, as defined in Section 3(37) of ERISA; no condition exists or event or transaction has occurred or failed to occur in connection with any employee benefit plan maintained or contributed to by any Affiliate of the Company that has resulted or is reasonably likely to result in a Material Adverse Effect on the Company and its Subsidiaries.

Section 3.22 COLLECTIVE BARGAINING. Neither the Company nor any of its Subsidiaries is a party to or subject to any collective bargaining agreements or union contracts. There are no labor disputes pending or to the Company's Knowledge threatened against the Company or any of its Subsidiaries which have resulted in or so far as the Company can reasonably foresee, may result in a Material Adverse Effect on the Company and its Subsidiaries.

Section 3.23 EMPLOYMENT RELATED AGREEMENTS. The Company has delivered to Holders copies of all employment, compensation, non-competition and non-disclosure agreements and contracts, including all retirement benefit agreements and union contracts not included in EXHIBIT 3.21, between it and the Executive Officers of the Company and its Subsidiaries, and all such documents are listed on EXHIBIT 3.23; neither the Company nor any Subsidiary party thereto and (to the Knowledge of the Company) any other party or parties thereto is in breach under any such contract or agreement; all such contracts and agreements are in full force and effect and are the legal, valid and binding obligation of each party thereto, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws or equitable principles relating to creditors' rights generally; no Executive Officer of the Company or any of its Subsidiaries has advised the Company or any of its Subsidiaries (orally or in writing) that he or she intends to terminate employment with the Company.

Section 3.24 RELATED-PARTY TRANSACTIONS. Except as set forth in EXHIBIT 3.24 hereto, no Executive Officer or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company or any of its Subsidiaries, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them; to the Company's Knowledge, no such person, directly or indirectly, transacts any business with the Company or any of its Subsidiaries or has an interest in any material contract of the Company or its Subsidiaries (except for compensation arrangements relating to such person's employment with the Company).

Section 3.25 NO COMPETING BUSINESS INTERESTS. None of the Company's or any of its Subsidiaries' respective Executive Officers has any direct or indirect interest, including, but not limited to, the ownership of stock in any corporation (except as the holder of not more than five percent (5%) of the outstanding shares of a corporation whose stock is listed on any national or regional securities exchange or reported by the Nasdaq or any successor thereto), in any business, that is involved in any way with, competes with, or conducts any business similar to the Business conducted by the Company and its Subsidiaries.

Section 3.26 NO CONFLICTING NON-COMPETITION AGREEMENTS. Neither the Company, any of its Subsidiaries, nor any of their Executive Officers are subject to any contract or agreement purporting to limit their rights to compete in any market in which the Company and its Subsidiaries presently provide, or propose to provide, goods or services; or purporting to restrict their rights to disclose information in respect to such competition.

Section 3.27 GOVERNMENT AUTHORIZATIONS. Except as set forth in EXHIBIT 3.27A, the Company and its Subsidiaries (and in the case of India, the Company's Indian joint venture partner (the "Indian Partner")) possess all licenses, certificates, permits, authorizations, approvals, franchises ("Authorizations") and have made all declarations and filings (including but not limited to tariffs, fees, and periodic filings, with the appropriate federal state, local and/or foreign regulatory authorities (including without limitation the FCC, the state public utility commissions ("PUCs"), the telecommunications licensing and regulatory government agencies of the United Kingdom, France, Germany and India ("Regulatory Agencies")) necessary to conduct their respective businesses as presently conducted by them in all respects except where failure to obtain such Authorization or make such declaration or filing could not be expected to have a Material Adverse Effect on the Business or financial condition of the Company, its Subsidiaries, or the Indian Partner and neither the Company, any such Subsidiary, nor the Indian Partner has any reason to believe that any Regulatory Agency is considering limiting, modifying, suspending, or revoking any such Authorization. The list of Authorizations in EXHIBIT 3.27B is a complete and accurate list of the Authorizations held by the Company, the Subsidiaries and the Indian Partner and any applications by the Company, its Subsidiaries and/or the Indian Partner for new Authorizations pending before the Regulatory Agencies. All such Authorizations are in full force and effect, and each of the Company, its Subsidiaries, and the Indian Partner is in compliance with the terms and conditions thereof and with the Communications Act of 1934, as amended, the state statutes governing telecommunications, the laws of the United Kingdom, France, Germany and India governing telecommunications and the rules, regulations, and orders of the Regulatory Agencies or court having jurisdiction with respect thereto except where such failure to be in full force and effect or noncompliance that would not have a Material Adverse Effect. None of the Authorizations is subject to any condition other than (a) conditions generally applicable to the industry (b) conditions expressly set forth in such licenses, and (c) conditions imposed by an applicable statute, or regulation thereunder.

Section 3.28 FCC PROCEEDINGS. To the Company's Knowledge, there is no investigation, notice of apparent liability, order for forfeiture, complaint, petition to deny or other proceeding against the Company or any Subsidiary pending before the FCC which if resolved adversely would not likely result in a Material Adverse Effect.

Section 3.29 ADVERSE FOREIGN LAWS. Except as stated on EXHIBIT 3.29,; no local, state, federal, statute, ordinance, regulation, requirement, judgment, or court decree of the United Kingdom, France, Germany or India that has been adopted, enacted or issued by any governmental agency or body, or to the Company's Knowledge proposed by any governmental body that (a) could reasonably be expected to have a Material Adverse Effect on the performance by the Company of this Agreement or the consummation by the Company of any of the transactions contemplated hereby or (b) could reasonably be expected to have a Material Adverse Effect on the Authorizations, the Company, its Subsidiaries, or the Indian Partner.

                                   ARTICLE 4
                              AFFIRMATIVE COVENANTS

              Until the Notes repaid in full or the Majority Holders waive compliance in writing.

Section 4.1 QUARTERLY FINANCIALS. The Company will and will cause its Subsidiaries to maintain a system of accounting in accordance with GAAP; make full, true and correct entries in such system of all dealings and transactions in relation to its business and affairs; forward, or cause to be forwarded to Holders the Company's quarterly year-to-date financial statements (on a consolidated basis) prepared in accordance with GAAP (including a quarterly and year-to-date balance sheet, profit and loss statement and cash flow statement), promptly upon filing such financial statements with the Securities and Exchange Commission, together with a quarterly management summary description of operations;

Section 4.2 YEAR-END FINANCIALS; ANNUAL AUDIT. The Company will provide to Holders its year-end financial statements (on a consolidated basis and including statements of cash flow) and the unqualified written opinion of the Company's independent public accountants (currently, Arthur Andersen LLP) that such statements fairly present the Company's financial position and the results of its operations at the stated dates and for the stated periods according to GAAP, promptly upon filing such financial statements with the Securities and Exchange Commission;

Section 4.3 BUSINESS MODELS. Prior to each accounting year-end, the Company will provide Holders with business models for the coming two (2) years and monthly forecasts for the coming year, in the same format as used for Section 4.1;

Section 4.4 CERTIFICATION OF NON-DEFAULT. The Company will provide to Holders each quarter a written certification of an Executive Officer of the Company, that no default has occurred under the Loan Documents, the Indenture or any other material agreement where such default would likely have a Material Adverse Effect on the Company or its Subsidiaries; or if any such default exists, stating the nature of such default;

Section 4.5 REGULATORY FILINGS. The Company will, and will cause each Subsidiary to, (i) timely file all returns and other documents required to be provided by the Company or such Subsidiary to any federal, state, local or foreign governmental agency, including without limitation the FCC, the Internal Revenue Service, the Environmental Protection Agency, the Occupational Safety and Health Administration and the Securities and Exchange Commission except where failure to file such returns or other documents would not have a Material Adverse Effect; and (ii) within thirty (30) days of any Holder's request, provide Holders a copy thereof; routine payroll tax withholding items and returns for state and local jurisdictions wherein the Company's or Subsidiary's income (as applicable) is less than $1,000 in the relevant tax period shall be excluded from this covenant;

Section 4.6 NOTICE OF LITIGATION. The Company will notify Holders of any litigation to which the Company or any Subsidiary is a party, or litigation to which the Company and its Subsidiaries are not a party but of which the Company has Knowledge which could reasonably be expected to have a Material Adverse Effect on the Company or any Subsidiary, Business wherein the sums at issue exceed One Million Dollars ($1,000,000), and all such litigation during periods when the total sums at issue in all the Company's and its Subsidiaries' litigation are in excess of Five Million Dollars ($5,000,000) (all such litigation, collectively, "Material Litigation") and provide to Holders upon their written request within thirty (30) days of receipt thereof, a copy of the complaint, motion for judgment or other such pleadings served on or by the Company or such Subsidiary, or if no pleadings are obtained, a letter setting out the facts known about the litigation; the Company shall not be obliged by this paragraph to give notice of suits wherein the Company or a Subsidiary is a creditor seeking collection of account debts;

Section 4.7 NOTICE OF DEFAULTS OR JUDGMENTS. The Company will, and will cause each of its Subsidiaries to, give Holders copies of written notices of default received in regard to any material loan or lease of the Company or such Subsidiary in cases where acceleration of maturity of the relevant loan or termination of the relevant lease would have a Material Adverse Effect on the Company or the Subsidiary, and any judgment entered against the Company or such Subsidiary, by mailing a copy to Holders within thirty (30) days of receipt thereof;

Section 4.8 ACCESS TO RECORDS. The Company will and will cause each of its Subsidiaries to (i) permit from time-to-time any authorized agent of any Holder to obtain credit and other background information on the Company and any of its Subsidiaries; (ii) inspect, examine and make copies and abstracts of the books of account and records of the Company and any of its Subsidiaries at reasonable times during normal business hours upon reasonable notice; and (iii) allow Holders' agents to interview the Company's outside accountants who are by this covenant irrevocably instructed to respond to such inquiries as fully as if the inquiries were made by the Company or such Subsidiary itself;

Section 4.9 INFORMATION REQUESTS. The Company will and will cause each Subsidiary to furnish from time to time to any Holder, at the Company's expense, all information a Holder may reasonably request to enable such Holder to prepare and file any report or form required of Holder by the Securities and Exchange Commission or any other regulatory authority;

Section 4.10 INSURANCE. The Company will and will cause each of its Subsidiaries to (i) maintain adequate hazard and business interruption insurance on their assets to the extent obtainable at commercially reasonable rates and (ii) supply Holders annually with a certification of such insurance from the relevant insurers in the form set forth as EXHIBIT 4.10;

Section 4.11 USE OF PROCEEDS. The Company will use the proceeds of the Loan only for general corporate purposes, including without limitation, the acquisition of Telecommunications Assets;

Section 4.12 FINANCIAL COVENANTS. The Company will maintain with respect to its earnings and financial condition in accordance with GAAP:

                  (a) A ratio of Total Liabilities to Total Revenue which ratio shall be determined as of the last day of each fiscal quarter beginning with the quarter ended September 30, 2000, by comparing (i) the Total Liabilities on such day to (ii) the Total Revenue for the quarter ended on such day multiplied by four (4), such ratio to be no greater than 1.25 to 1.00;

                  (b) A ratio of Total Liabilities to Net Property, Plant and Equipment as of the last day of each fiscal quarter beginning with the quarter ended September 30, 2000, such ratio to be no greater than 4.00 to 1.00.

                  (c) A ratio of Total Liabilities to EBITDA which ratio shall be determined as of the last day of each fiscal quarter, determined by comparing
(i) the Total Liabilities on such day to (ii) the EBITDA for the quarter ended on such day multiplied by four (4), such ratio to be no greater than the ratio for each period as follows:


                        PERIOD                           RATIO

                     3/31/02--12/31/02              11.0 to 1.00

                     1/1/03--12/31/03                8.7 to 1.00

                     1/1/04--12/31/04                7.5 to 1.00

                     1/1/05--12/31/05                7.0 to 1.00


Section 4.13 PAYMENTS. The Company will make all payments of principal, interest and expenses as and when due under the Notes, without setoff and regardless of any claim the Company may have against Holders.

Section 4.14 COMPLIANCE WITH APPLICABLE LAW. The Company will and will cause each Subsidiary to conduct its business and operations in conformity with the terms of all licenses and other permits, certificates, consents, approvals, authorizations, and agreements granted by the FCC or any other governmental agency, whether presently existing or hereinafter granted to or obtained by the Company or such Subsidiary, and otherwise comply in all material respects with all laws, regulations and other requirements of law imposed by all governmental authorities and agencies having jurisdiction over the Company and its Subsidiaries, or any material part of their assets, business or operations, except where failure to comply would not likely result in a Material Adverse Effect on the Company and its Subsidiaries.

Section 4.15 FURTHER ASSURANCE. The Company will from time to time promptly execute and deliver to Holders such additional documents, and take such other reasonable steps, as Holders may reasonably require to carry out the purposes hereof and of the other Loan Documents, or to protect Holders' rights thereunder.

                                   ARTICLE 5
                               NEGATIVE COVENANTS

              Subject to the terms of Article 10, until the Notes are indefeasibly repaid in full, and unless Majority Holders waive compliance in writing:

Section 5.1 RESTRICTED PAYMENTS. The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, (a)(i) declare or pay any dividend or make any distribution in respect of the Company's Capital Stock to the holders thereof (other than stock splits, dividends or distributions payable solely in shares of Capital Stock (other than Redeemable Stock) of the Company or in options, warrants or other rights to acquire such shares of Capital Stock) or (ii) declare or pay any dividend or make any distribution in respect of the Capital Stock of any Restricted Subsidiary to any Person other than dividends and distributions payable to the Company or any Restricted Subsidiary or to all holders of Capital Stock of such Restricted Subsidiary on a pro rata basis; (b) purchase, redeem, retire or otherwise acquire for value any shares of Capital Stock of the Company (including options, warrants or other rights to acquire such shares of Capital Stock), other than Warrant Shares, held by any Person or any shares of Capital Stock of any Restricted Subsidiary (including options, warrants and other rights to acquire such shares of Capital Stock) held by any Affiliate of the Company (other than a wholly-owned Restricted Subsidiary) or any holder (or any Affiliate thereof) of five percent (5%) or more of the Company's Capital Stock; (c) make any voluntary or optional principal payment, or voluntary or optional redemption, repurchase, defeasance, or other acquisition or retirement for value, of Indebtedness of the Company that is subordinated in right of payment to the Loan, the Notes or the High-Yield/Public Debt; or (d) make any Investment, other than a Permitted Investment, in any Person (such payments or any other actions described in clauses (a) through (d) being collectively referred to as "Restricted Payments").

The foregoing provision of this Section 5.1 shall not be violated by reason of
(i) the redemption, repurchase, defeasance or other acquisition or retirement for value of Indebtedness that is subordinated in right of payment to the Notes and the High Yield Debt including a premium, if any, and accrued and unpaid interest and liquidated damages called for in the Indenture, if any, with the net proceeds of, or in exchange for, Indebtedness Incurred under item (B) of clause (viii) of paragraph (b) of Section 6.1 hereof; (ii) the acquisition of Indebtedness of the Company which is subordinated in right of payment to the Notes and the High Yield Debt in exchange for, or out of the proceeds of, a substantially concurrent (A) capital contribution to the Company or (B) issuance and sale of shares of the Capital Stock of the Company (other than Redeemable Stock) (except to the extent such proceeds are used to incur new Indebtedness outstanding pursuant to clause (viii) of paragraph (b) of Section 6.1 hereof;
(iii) payments or distributions to dissenting stockholders of Persons other than the Company in accordance with applicable law, pursuant to or in connection with a consolidation, merger or transfer of assets that complies with the terms of
Section 6.9 hereof; (iv) other Restricted Payments not to exceed $2.0 million; and (v) investments in any Telecommunications Assets acquired in exchange for Capital Stock of the Company (other than Redeemable Stock) issued after May 28, 1998 or with the Net Cash Proceeds from the concurrent issuance and sale of Capital Stock of the Company (other than Redeemable Stock); PROVIDED THAT, no Default or Event of Default shall have occurred and be continuing or occur as a consequence of the actions or payments set forth therein.

Section 5.2 LIMITATION ON ISSUANCES OF GUARANTEES OF INDEBTEDNESS BY RESTRICTED SUBSIDIARIES.

                  (a) The Company shall not permit any Restricted Subsidiary, directly or indirectly, to Guarantee, assume or in any other manner become liable with respect to any Indebtedness of the Company, other than Indebtedness under Credit Facilities incurred under clause (iii) of paragraph (b) of Section
6.1 unless (i) such Restricted Subsidiary simultaneously executes and delivers an amendment to this Agreement providing for a Guarantee of the Notes and guarantees the High Yield/Public Debt on terms substantially similar to the Guarantee of such Indebtedness, except that if such Indebtedness is by its express terms subordinated in right of payment to the Notes and the High Yield/Public Debt, any such assumption, Guarantee or other liability of such Restricted Subsidiary with respect to such Indebtedness shall be subordinated in right of payment to such Restricted Subsidiary's assumption, Guarantee or other liability with respect to the Notes and the High Yield/Public Debt substantially to the same extent as such Indebtedness is subordinated to the Notes and (ii) such Restricted Subsidiary waives, and shall not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Guarantee.

                  (b) Notwithstanding the foregoing, any Guarantee by a Restricted Subsidiary required by the foregoing sentence may provide by its terms that it will be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Company's and each Restricted Subsidiary's Capital Stock in, or all or substantially all of the assets of, such Restricted Subsidiary (which sale, exchange or transfer is not prohibited by this Agreement) or (ii) the release or discharge of the guarantee which resulted in the creation of the Guarantee in question, except a discharge or release by or as a result of payment under such Guarantee.

Section 5.3 LIMITATION ON INVESTMENTS IN UNRESTRICTED SUBSIDIARIES. The Company shall not make, and shall not permit any of its Restricted Subsidiaries to make, any Investments in Unrestricted Subsidiaries if, at the time thereof, the aggregate amount of such Investments together with any other Restricted Payments made after May 28, 1998 would exceed the sum of (a) Cumulative Consolidated Cash Flow minus two hundred percent (200%) of Cumulative Consolidated Fixed Charges;
(b) one hundred percent (100%) of the aggregate Net Cash Proceeds from the issue or sale to a Person, which is not a Subsidiary of the Company, of Capital Stock of the Company (other than Redeemable Stock) or of debt securities of the Company which have been converted into or exchanged for such Capital Stock (except to the extent such Net Cash Proceeds are used to incur new Indebtedness outstanding pursuant to paragraph (b) of Section 6.1); and (c) to the extent any Permitted Investment that was made after the Closing Date is sold for cash or otherwise liquidated or repaid for cash, the lesser of (i) the cash return of capital with respect to such Permitted Investment (less the cost of disposition, if any) and (ii) the initial amount of such Permitted Investment. Any Investments in Unrestricted Subsidiaries permitted to be made pursuant to this covenant (i) shall be treated as the making of a Restricted Payment in calculating the amount of Restricted Payments made by the Company or a Subsidiary and (ii) may be made in cash or property (if made in property, the Fair Market Value thereof as determined by the Board of Directors of the Company (whose determination shall be conclusive and evidenced by a Board resolution) shall be deemed to be the amount of such Investment for the purpose of this
Section 5.3).

Section 5.4 EMPLOYEE LOANS. Unless permitted under the Indenture, the Company shall not, and shall not permit its Subsidiaries to, loan or advance to its employees in excess of One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate per year; PROVIDED, HOWEVER, that the aggregate amount of advances and loans outstanding to employees shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000) at any one time.

Section 5.5 CROSS-ACCELERATION. The Company shall not incur, and shall not permit any Subsidiary to incur, any default under any material loan, material lease or other material agreement pertaining to another debt or material obligation of the Company or any Subsidiary which results (a) in the case of material loans, in the acceleration of the maturity thereof or (b) in the case of material leases and other material agreements, in the termination of the Company's or the Subsidiary's rights thereunder.

Section 5.6 CHANGES TO INDENTURE. The Company will not without the prior written consent of Holders, which consent shall not be unreasonably withheld or delayed:
(i) agree to any change in the payment priority of the Indenture Notes which would result in the subordination of the Indenture Notes; (ii) grant or obtain additional collateral to secure the Indenture Notes without providing the same collateral on a pro rata basis to Holders; and (iii) materially modify, or agree to any material change in the terms and conditions of or the expiration of, the negative covenants in Sections 801, 1010-1022 of the Indenture.

                                   ARTICLE 6
                            TERMINATION OF INDENTURE

              If and only if Sections 801(3) and (4) and 1010-1022 of the Indenture cease to be in effect for any reason, then subject to the terms of
Article 10, and unless Majority Holders waive compliance in writing, the following covenants shall apply:

Section 6.1 LIMITATION ON INDEBTEDNESS AND PREFERRED STOCK OF RESTRICTED SUBSIDIARIES.

                  (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, Incur any Indebtedness or, in the case of Restricted Subsidiaries, issue or have outstanding Preferred Stock (other than Acquired Preferred Stock); provided, however, that the Company may Incur Indebtedness if, immediately thereafter, the ratio of (i) the aggregate principal amount (or accreted value, as the case may be) of Indebtedness of the Company and its Restricted Subsidiaries on a consolidated basis outstanding as of the Transaction Date to (ii) the Pro Forma Consolidated Cash Flow for the preceding two full fiscal quarters multiplied by two, determined on a pro forma basis as if any such Indebtedness had been Incurred and the proceeds thereof had been applied at the beginning of such two fiscal quarters, would be greater than zero and less than 5.0 to 1.

                  (b) The foregoing limitations of paragraph (a) of this covenant will not apply to any of the following Indebtedness ("Permitted Indebtedness"), each of which shall be given independent effect:

                        (i) Indebtedness of the Company evidenced by the Notes;

                        (ii) Indebtedness of the Company or any Restricted Subsidiary outstanding on the Closing Date;

                        (iii) Indebtedness of the Company or any of its Restricted Subsidiaries under one or more Credit Facilities, in an aggregate principal amount at any one time outstanding not to exceed the greater of (A) Fifty Million Dollars ($50,000,000) and (B) Eighty-five percent (85%) of Eligible Accounts Receivable;

                        (iv) Indebtedness of the Company or any Restricted Subsidiary incurred to finance the cost (including the cost of design, development, construction, acquisition, licensing, installation or integration) of Telecommunications Assets;

                        (v) Indebtedness of a Restricted Subsidiary owed to and held by the Company or another Restricted Subsidiary, except that (A) any transfer of such Indebtedness by the Company or a Restricted Subsidiary (other than to the Company or another Restricted Subsidiary) and (B) the sale, transfer or other disposition by the Company or any Restricted Subsidiary of Capital Stock of a Restricted Subsidiary which is owed Indebtedness by another Restricted Subsidiary shall, in each case, be an Incurrence of Indebtedness by such Restricted Subsidiary, subject to the other provisions of this Agreement;

                        (vi) Indebtedness of the Company owed to and held by a Restricted Subsidiary which is unsecured and subordinated in right to the payment and performance of the obligations of the Company under this Agreement and the Notes, except that the limitations of paragraph (a) of this Section 6.1 shall apply to such Indebtedness at such time as (A) any transfer of such Indebtedness by a Restricted Subsidiary (other than to another Restricted Subsidiary) and (B) the sale, transfer or other disposition by the Company or any Restricted Subsidiary of Capital Stock of a Restricted Subsidiary which is owed such Indebtedness by the Company, subject to other provisions of this Agreement;

                        (vii) Indebtedness of the Company or a Restricted Subsidiary issued in exchange for, or the net proceeds of which are used to refinance (whether by amendment, renewal, extension or refunding), then outstanding Indebtedness of the Company or a Restricted Subsidiary, other than Indebtedness Incurred under clauses (iii), (v), (vi), (viii), (ix), (xi) and
(xii) of this Section 6.1(b), and any refinancings thereof in an amount not to exceed the amount so refinanced or refunded (plus premiums, accrued interest and reasonable fees and expenses); provided that such new Indebtedness shall only be permitted under this clause (vii) if: (A) in case the Notes are refinanced in part or the Indebtedness to be refinanced is pari passu with the Notes, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is issued or remains outstanding, is expressly made pari passu with, or subordinate in right of payment to, the remaining Notes, (B) in case the Indebtedness to be refinanced is subordinated in right of payment to the Notes, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is issued or remains outstanding, is expressly made subordinate in right of payment to the Notes at least to the extent that the Indebtedness to be refinanced is subordinated to the Notes and (C) such new Indebtedness, determined as of the date of Incurrence of such new Indebtedness, does not mature prior to the Stated Maturity of the Indebtedness to be refinanced or refunded, and the Average Life of such new Indebtedness is at least equal to the remaining Average Life of the Indebtedness to be refinanced or refunded; and provided further that in no event may Indebtedness of the Company be refinanced by means of any Indebtedness of any Restricted Subsidiary pursuant to this clause (vii);

                        (viii) Indebtedness of (A) the Company not to exceed, at any one time outstanding, 2.00 times the Net Cash Proceeds from the issuance and sale, other than to a Subsidiary, of Common Stock (other than Redeemable Stock) of the Company (less the amount of such proceeds used to make Restricted Payments as provided in clause (c) or (d) of Section 5.1) and (B) the Company not to exceed, at one time outstanding, the fair market value of any Telecommunications Assets acquired by the Company in exchange for Common Stock of the Company issued after May 28, 1998; provided, however, that in determining the fair market value of any such Telecommunications Assets so acquired, if the estimated fair market value of such Telecommunications Assets exceeds (x) $2 million (as estimated in good faith by the Board of Directors), then the fair market value of such Telecommunications Assets will be determined by a majority of the Board of Directors of the Company, which determination will be evidenced by a resolution thereof, and (y) $10 million (as estimated in good faith by the Board of Directors), then the Company shall deliver to the Holders a written appraisal as to the fair market value of such Telecommunications Assets prepared by a nationally recognized investment banking or public accounting firm (or, if no such investment banking or public accounting firm is qualified to prepare such an appraisal, by a nationally recognized appraisal firm); and provided further that, except with respect to Acquired Indebtedness, such Indebtedness does not mature prior to the Stated Maturity of the Notes and the Average Life of such Indebtedness is longer than that of the Notes;

                        (ix) Indebtedness of the Company or any Restricted Subsidiary (A) in respect of performance, surety or appeal bonds or letters of credit supporting trade payables, in each case provided in the ordinary course of business, (B) under Currency Agreements and Interest Rate Agreements covering Indebtedness of the Company; provided that such agreements do not increase the Indebtedness of the obligor outstanding at any time other than as a result of fluctuations in foreign currency exchange rates or interest rates or by reason of fees, indemnities and compensation payable thereunder and (C) arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from Guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Company or any of its Restricted Subsidiaries pursuant to such agreements, in any case Incurred in connection with the disposition of any business, assets or Restricted Subsidiary of the Company (other than Guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition), in a principal amount not to exceed the gross proceeds actually received by the Company or any Restricted Subsidiary in connection with such disposition;

                        (x) Indebtedness of the Company, to the extent that the net proceeds thereof are promptly (A) used to repay the Notes upon the acceleration of the maturity thereof upon a Change of Control or (B) deposited to defease all of the Notes pursuant to Article 9;

                        (xi) Indebtedness of a Restricted Subsidiary represented by a Guarantee of the Notes permitted by and made in accordance with
Section 5.2; and

                        (xii) Indebtedness of the Company or any Restricted Subsidiary in addition to that permitted to be incurred pursuant to clauses (i) through (xi) above in an aggregate principal amount not in excess of $10 million (or, to the extent not denominated in United States dollars, the United States Dollar Equivalent thereof) at any one time outstanding.

                  (c) For purposes of determining any particular amount of Indebtedness under this Section 6.1, Guarantees, Liens or obligations with respect to letters of credit and other credit enhancements supporting Indebtedness otherwise included in the determination of such particular amount shall not be included; provided, however, that the foregoing shall not in any way be deemed to limit the provisions of Section 5.2. For purposes of determining compliance with this Section 6.1, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the above clauses, the Company, in its sole discretion may, at the time of such Incurrence, (i) classify such item of Indebtedness under and comply with either of paragraph (a) or (b) of this covenant (or any of such definitions), as applicable, (ii) classify and divide such item of Indebtedness into more than one of such paragraphs (or definitions), as applicable and (iii) elect to comply with such paragraphs (or definitions), as applicable in any order.

Section 6.2 LIMITATION ON DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING Restricted SUBSIDIARIES.

                  (a) Until the Loan has been fully and indefeasibly paid as and when due, the Company shall not, and shall not permit any Restricted Subsidiary to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Restricted Subsidiary to do any one of the following:

                        (i) pay dividends or make any other distributions on any Capital Stock of such Restricted Subsidiary owned by the Company or any other Restricted Subsidiary;

                        (ii) pay any Indebtedness owed to the Company or any other Restricted Subsidiary;

                        (iii) make loans or advances to the Company or any other Restricted Subsidiary; or

                        (iv) transfer any of its property or assets to the Company or any other Restricted Subsidiary.

                  (b) The foregoing provisions shall not restrict any encumbrances or restrictions:

                        (i) existing on the Closing Date in this Agreement or any other agreements or instruments in effect on the Closing Date, and any extensions, refinancings, renewals or replacements of such agreements; provided that the encumbrances and restrictions in any such extensions, refinancings, renewals or replacements are no less favorable in any material respect to the Holders than those encumbrances or restrictions that are then in effect and that are being extended, refinanced, renewed or replaced;

                        (ii) contained in the terms of any Indebtedness or any agreement pursuant to which such Indebtedness was issued (or, in the case of Acquired Preferred Stock, terms of such Acquired Preferred Stock) if the encumbrance or restriction applies only in the event of a default with respect to a financial covenant contained in such Indebtedness or agreement (or, in the case of Acquired Preferred Stock, upon the default in the payment of dividends upon such Acquired Preferred Stock) and such encumbrance or restriction is not materially more disadvantageous to the Holders than is customary in comparable financings (as determined by the Company) and the Company determines that any such encumbrance or restriction will not materially affect the Company's ability to make principal or interest payments on the Notes;

                        (iii) existing under or by reason of applicable law;

                        (iv) existing with respect to any Person or the property or assets of such Person acquired by the Company or any Restricted Subsidiary, existing at the time of such acquisition and not incurred in contemplation thereof, which encumbrances or restrictions are not applicable to any Person or the property or assets of any Person other than such Person or the property or assets of such Person so acquired;

                        (v) in the case of clause (iv) of sub-Section 6.2(a),
(A) that restrict in a customary manner the subletting, assignment or transfer of any property or asset that is, or is subject to, a lease, purchase mortgage obligation, license, conveyance or contract or similar property or asset, (B) existing by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of the Company or any Restricted Subsidiary not otherwise prohibited by this Agreement or (C) arising or agreed to in the ordinary course of business, not relating to any Indebtedness, and that do not, individually or in the aggregate, detract from the value of property or assets of the Company or any Restricted Subsidiaries in any manner material to the Company or any Restricted Subsidiary; or

                        (vi) with respect to a Restricted Subsidiary and imposed pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock of, or property and assets of, such Restricted Subsidiary.

                  (c) Nothing contained in this Section 6.2 shall prevent the Company or any Restricted Subsidiary from (i) creating, incurring, assuming or suffering to exist any Liens otherwise permitted in Section 6.5 or (ii) restricting the sale or other disposition of property or assets of the Company or any of its Restricted Subsidiaries that secure Indebtedness of the Company or any of its Restricted Subsidiaries.

Section 6.3 LIMITATION ON THE ISSUANCE AND SALE OF CAPITAL STOCK OF Restricted SUBSIDIARIES. The Company shall not, and shall not permit any Restricted Subsidiary, directly or indirectly, to issue, transfer, convey, sell, lease or otherwise dispose of any shares of Capital Stock (including options, warrants or other rights to purchase shares of such Capital Stock) of such or any other Restricted Subsidiary (other than to the Company or a wholly-owned Restricted Subsidiary or in respect of any director's qualifying shares or sales of shares of Capital Stock to foreign nationals mandated by applicable law) to any Person unless (a) the Net Cash Proceeds from such issuance, transfer, conveyance, sale, lease or other disposition are applied in accordance with Section 6.6, (b) immediately after giving effect to such issuance, transfer, conveyance, sale, lease or other disposition, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary of the Company and (c) any Investment in such Person remaining after giving effect to such issuance, transfer, conveyance, sale, lease or other disposition would have been permitted to be made under
Section 5.1 if made on the date of such issuance, transfer, conveyance, sale, lease or other disposition (valued as provided in the definition of "Investment"); PROVIDED, HOWEVER, that notwithstanding the foregoing, the Company may, and may permit its Restricted Subsidiaries to, issue, transfer, convey, sell or otherwise dispose of Capital Stock (other than Redeemable Stock) (including options, warrants or other rights to purchase shares of such Capital Stock) of such or any Restricted Cable Subsidiary so long as (x) immediately after such transaction, the Company and/or its Restricted Subsidiaries continue to beneficially own at least a majority of the Voting Stock of such Restricted Cable Subsidiary and (y) the Net Cash Proceeds from such transaction are applied in accordance with the provisions of Section 6.6. For purposes of the foregoing, a "Restricted Cable Subsidiary" shall mean any Restricted Subsidiary of the Company organized after the May 28, 1998 for the purpose of designing, developing, constructing, acquiring, licensing, owning and/or operating fiber optic cable or similar transmission systems used in the telecommunications business.

Section 6.4 LIMITATION ON TRANSACTIONS WITH STOCKHOLDERS AND AFFILIATES. The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, enter into, renew or extend any transaction (including, without limitation, the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any holder (or any Affiliate of such holder) of ten percent (10%) or more of any class of Capital Stock of the Company or any Restricted Subsidiary or with any Affiliate of the Company or any Restricted Subsidiary, unless the following conditions have been met:

                  (a) such transaction or series of transactions is on terms no less favorable to the Company or such Restricted Subsidiary than those that could be obtained in a comparable arm's-length transaction with a Person that is not such a holder or an Affiliate;

                  (b) if such transaction or series of transactions involves aggregate consideration in excess of $2 million, then such transaction or series of transactions is approved by a majority of the Board of Directors of the Company (including a majority of the disinterested members thereof, if any) and is evidenced by a resolution thereof; and

                  (c) if such transaction or series of transactions involves aggregate consideration in excess of $10 million, then the Company or such Restricted Subsidiary shall deliver to the Holders a written opinion as to the fairness to the Company or such Restricted Subsidiary of such transaction from a financial point of view from a nationally recognized investment banking firm (or, if an investment banking firm is generally not qualified to give such an opinion, by a nationally recognized appraisal firm or accounting firm).

              The foregoing limitation does not limit, and will not apply to (i) any transaction between the Company and any of its Restricted Subsidiaries or between or among Restricted Subsidiaries; (ii) the payment or reimbursement of reasonable and customary regular fees and expenses to directors of the Company who are not employees of the Company; (iii) any Restricted Payments not prohibited by Section 5.1; (iv) loans and advances to officers or employees of the Company and its Subsidiaries not exceeding at any one time outstanding $1.5 million in the aggregate; (v) employment and similar agreements entered into between the Company or any of its Restricted Subsidiaries with their respective employees in the ordinary course of business; and (vi) operating and similar agreements entered into in the ordinary course of the Company's business.

Section 6.5 LIMITATION ON LIENS. The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any of its assets or properties of any character (including, without limitation, licenses and trademarks), or any shares of Capital Stock or Indebtedness of any Restricted Subsidiary, whether owned at the date of this Agreement or thereafter acquired, or any income, profits or proceeds therefrom, or assign or otherwise convey any right to receive income thereof, without making effective provision for all of the Notes and all other amounts ranking pari passu with the Notes to be directly secured equally and ratably with the obligation or liability secured by such Lien or, if such obligation or liability is subordinated to the Notes and other amounts ranking pari passu with the Notes, without making provision for the Notes and such other amounts to be directly secured prior to the obligation or liability secured by such Lien.

Section 6.6 LIMITATION ON ASSET SALES.

                  (a) The Company shall not, and shall not permit any Restricted Subsidiary to, make any Asset Sale unless (i) the Company or the Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or disposed of as determined by the good faith judgment of the Board of Directors evidenced by a resolution thereof and (ii) at least seventy-five percent (75%) of the consideration received for such Asset Sale consists of cash or cash equivalents or the assumption of unsubordinated Indebtedness.

                  (b) The Company shall, or shall cause the relevant Restricted Subsidiary to, within 360 days after the date of receipt of the Net Cash Proceeds from an Asset Sale, (i) (A) apply an amount equal to such Net Cash Proceeds to permanently repay unsubordinated Indebtedness of the Company or Indebtedness of any Restricted Subsidiary, in each case, owing to a Person other than the Company or any of its Restricted Subsidiaries or (B) invest an equal amount, or the amount not so applied pursuant to clause (A), in property or assets of a nature or type or that are used in a business (or in a Person having property and assets of a nature or type, or engaged in a business) similar or related to the nature or type of the property and assets of, or the business of, the Company and its Restricted Subsidiaries existing on the date of such investment (as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a resolution thereof) and
(ii) apply (no later than the end of the 360-day period referred to above) such excess Net Cash Proceeds (to the extent not applied pursuant to clause (i)) as provided in the following paragraphs of this Section 6.6. The amount of such Net Cash Proceeds required to be applied (or to be committed to be applied) during such 360-day period referred to above in the preceding sentence and not applied as so required by the end of such period shall constitute "Excess Proceeds."

                  (c) If, as of the first day of any calendar month, the aggregate amount of Excess Proceeds not theretofore subject to an Excess Proceeds Offer (as defined below) totals at least $10 million, the Company must, not later than the 30th Business Day thereafter, make an offer (an "Excess Proceeds Offer") to purchase from the Holders on a pro rata basis an aggregate principal amount of Notes equal to the Excess Proceeds on such date, at a purchase price equal to one hundred percent (100%) of the principal amount of the Notes, plus, in each case, accrued and unpaid interest to the date of purchase (the "Excess Proceeds Payment").

                  (d) The Company shall commence an Excess Proceeds Offer by mailing a notice to each Holder stating: (i) that the Excess Proceeds Offer is being made pursuant to this Section 6.6 and that all Notes validly tendered will be accepted for payment on a pro rata basis; (ii) the purchase price and the date of purchase (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the "Excess Proceeds Payment Date"); (iii) that any Notes not tendered will continue to accrue interest pursuant to its terms; (iv) that, unless the Company defaults in the payment of the Excess Proceeds Payment, any Notes accepted for payment pursuant to the Excess Proceeds Offer shall cease to accrue interest on and after the Excess Proceeds Payment Date; (v) that Holders electing to have a Note purchased pursuant to the Excess Proceeds Offer will be required to surrender the Notes, together with the form entitled "Option of the Holder to Elect Purchase" on the reverse side of the Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day immediately preceding the Excess Proceeds Payment Date; (vi) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day immediately preceding the Excess Proceeds Payment Date, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Notes delivered for purchase and a statement that such Holder is withdrawing his election to have such Notes purchased; and (vii) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered; provided that each Note purchased and each new Note issued shall be in a principal amount of One Thousand Dollars ($1,000) or integral multiples thereof.

                  (e) On the Excess Proceeds Payment Date, the Company shall (i) accept for payment on a pro rata basis Notes or portions thereof tendered pursuant to the Excess Proceeds Offer; (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Notes or portions thereof so accepted; and (iii) deliver, or cause to be delivered, to the Holders all Notes or portions thereof so accepted together with an Officer's Certificate specifying the Notes or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail to the Holders of Notes so accepted payment in an amount equal to the purchase price, and shall promptly authenticate and mail to such Holders a new Note equal in principal amount to any unpurchased portion of the Note surrendered; provided that each Note purchased and each new
Note issued shall be in a principal amount of One Thousand Dollars ($1,000) or integral multiples thereof. To the extent that the aggregate principal amount of Notes tendered is less than the Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate purposes. The Company shall publicly announce the results of the Excess Proceeds Offer as soon as practicable after the Excess Proceeds Payment Date. For purposes of this Section 6.6, the Company shall act as the Paying Agent.

                  (f) The Company shall comply with Rule 14e-1 under the Exchange Act and any other rules and regulations thereunder to the extent such rules and regulations are applicable, in the event that such Excess Proceeds are received by the Company under this Section 6.6 and the Company is required to repurchase Notes as described above.

Section 6.7 BUSINESS OF THE COMPANY; RESTRICTION ON TRANSFERS OF EXISTING BUSINESS. The Company shall not, and shall not permit any Restricted Subsidiary to, be principally engaged in any business or activity other than a Permitted Business. In addition, the Company and any Restricted Subsidiary shall not be permitted to, directly or indirectly, transfer to any Unrestricted Subsidiary
(i) any of the material licenses, agreements or instruments, permits or authorizations used in the Business of the Company and any Restricted Subsidiary on the Closing Date or (ii) any material portion of the "property and equipment" (as such term is used in the Company's consolidated financial statements) of the Company or any Significant Subsidiary used in the licensed service areas of the Company and any Restricted Subsidiary as they exist on the Closing Date.

Section 6.8 LIMITATION ON SALE-LEASEBACK TRANSACTIONS. The Company shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any Sale-Leaseback Transaction with respect to any property of the Company or any of its Restricted Subsidiaries.

              Notwithstanding the foregoing, the Company may enter into Sale-Leaseback Transactions; provided, however, that (a) the Attributable Value of such Sale-Leaseback Transaction shall be deemed to be Indebtedness of the Company and (b) after giving pro forma effect to any such Sale-Leaseback Transaction and the foregoing clause (a), the Company would be able to incur One Dollar ($1.00) of additional Indebtedness (other than Permitted Indebtedness) pursuant to paragraph (a) of Section 6.1.

Section 6.9 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE. The Company shall not consolidate with, or merge with or into, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property and assets (as an entirety or substantially as an entirety in one transaction or series of related transactions) to, any Person or permit any Person to merge with or into the Company and the Company shall not permit any of its Restricted Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company or the Company and its Restricted Subsidiaries, taken as a whole, to any other Person or Persons, unless:

                  (a) either (i) the Company shall be the continuing Person or
(ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or that acquired or leased such property and assets of the Company (A) shall be a corporation organized and validly existing under the laws of the United States of America or any jurisdiction thereof and (B) shall expressly assume, by an amendment to this Agreement, duly executed and delivered to the Holders, all of the obligations of the Company with respect to all of the Notes and under this Agreement;

                  (b) immediately after giving effect to such transaction on a pro forma basis, no Default or Event of Default shall have occurred and be continuing;

                  (c) immediately after giving effect to such transaction on a pro forma basis, the Company, or any Person becoming the successor obligor of the Notes, shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction;

                  (d) immediately after giving effect to such transaction on a pro forma basis, the Company, or any Person becoming the successor obligor of the Notes, as the case may be, could Incur at least One Dollar ($1.00) of Indebtedness under paragraph (a) of Section 6.1; and

                  (e) the Company delivers to the Holders an Officer's Certificate (attaching the arithmetic computations to demonstrate compliance with clauses (c) and (d) above) and an opinion of counsel, each stating that such consolidation, merger or transfer and such amendment to the Agreement complies with this Section 6.9 and that all conditions precedent herein provided for relating to such transaction have been complied with;

provided, however, that clauses (c) and (d) above shall not apply if, in the good faith determination of the Board of Directors of the Company, whose determination shall be evidenced by a Board resolution, the principal purpose of such transaction is to change the state of incorporation of the Company; provided further that any such transaction shall not have as one of its purposes the evasion of the foregoing limitations.

                                   ARTICLE 7
                                     DEFAULT

Section 7.1 EVENTS OF DEFAULT. Any of the following events shall be an "Event of Default" as that term is used herein:

                  (a) PRINCIPAL AND INTEREST PAYMENTS. The Company fails to make payment within thirty (30) days of the due date of any principal or interest installment on the Notes;

                  (b) REPRESENTATIONS AND WARRANTIES. Any representation or warranty made by the Company proves to have been incorrect in any respect as of the date thereof and such false or inaccurate representation or warranty would have a Material Adverse Effect on the Company or its Subsidiaries;

                  (c) COVENANTS.

                        (i) the Company defaults in the observance or performance of any of the covenants or agreements contained in Sections 4.6, 4.7, 4.12, 4.13 or 5.5 or any other subsection of this Section 7.1 of this Agreement, except in the case of breaches of Sections 4.6 and 4.7, with respect to litigation, defaults and judgments which are not reasonably likely to result in a Material Adverse Effect or prejudice of any rights of the Holders; or

                        (ii) the Company defaults in the observance or performance of any of the covenants herein (except Sections 4.6, 4.7, 4.12, 4.13 or 5.5) and such default continues unremedied for a period of thirty (30) days after notice thereof being given by Majority Holders to the Company, unless if such default cannot reasonably be remedied within thirty (30) days, the Company commences efforts to remedy such default within thirty (30) days after notice thereof is given to the Company and such default is remedied within forty-five
(45) days after notice of such default is given to the Company.

                  (d) LOAN DOCUMENTS. The Company defaults in the observance or performance of any of the covenants or agreements contained in any Loan Document to which it is a party which continues beyond the expiration of any notice and cure period pertaining thereto;

                  (e) INVOLUNTARY BANKRUPTCY OR RECEIVERSHIP PROCEEDINGS. A receiver, conservator, liquidator or trustee of the Company, any Restricted Subsidiary or of their property is appointed by order or decree of any court or agency or supervisory authority having jurisdiction; or an order for relief is entered against the Company under the U.S. Bankruptcy Code; or the Company or any Restricted Subsidiary is adjudicated bankrupt or insolvent; or any material portion of the properties of the Company or any Restricted Subsidiary is sequestered by court order and such order remains in effect for more than sixty
(60) days after the Company obtains Knowledge thereof; or a petition is filed against the Company or any Restricted Subsidiary under any state, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or receivership law of any jurisdiction, whether now or hereafter in effect, and such petition is not dismissed within sixty (60) days;

                  (f) VOLUNTARY PETITIONS. The Company or any Restricted Subsidiary files a petition under the U.S. Bankruptcy Code or seeks relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any case or petition against it under any such law;

                  (g) ASSIGNMENTS FOR BENEFIT OF CREDITORS. The Company or any Restricted Subsidiary makes a general assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator of all or any part of its property;

                  (h) UNDISCHARGED JUDGMENTS. Judgment for the payment of money for an amount in any individual case in excess of $1,000,000 or for any amount when the aggregate amount of all judgements against the Company exceeds $5,000,000 (excluding any portion thereof that an insurance company has agreed in a writing to the Holders to pay) is rendered against the Company or any Restricted Subsidiary, and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution is not effectively stayed, or any action is legally taken by a judgment creditor to levy upon assets or properties of the Company or any Restricted Subsidiary to enforce such judgment; or

                  (i) ATTACHMENT. A writ or warrant of attachment, seizure or any similar process involving an amount in any individual case in excess of $1,000,000 or for any amount when the aggregate amounts involved in all such process pending against the Company and the Restricted Subsidiaries exceeds $5,000,000, shall be issued by any court against all or any material portion of the property of the Company or any Restricted Subsidiary, and such writ or warrant of attachment or any similar process is not released or bonded within thirty (30) days after its entry.

Section 7.2 REMEDIES.

                  (a) DEFAULT RATE OF INTEREST. If (i) the Company fails to make payment on the due date of any principal or interest installment on the Notes or
(ii) an uncured Event of Default shall occur and be continuing, interest shall accrue in respect of the Loan at the Default Rate, according to the terms of the Notes until such payment is made or such Event of Default is cured.

                  (b) ACCELERATION. Upon the occurrence of any Event of Default, Holders may:

                        (i) by written notice to the Company, declare the entire principal amount of the Loan then outstanding, including interest accrued thereon, together with all other fees and charges payable in connection with the Loan, to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor or other notice of default of any kind, all of which are hereby expressly waived by the Company; and

                        (ii) avail themselves of any other rights or remedies provided by applicable law; and

                        (iii) set-off any funds of the Company in the possession of Holders against any amounts then due by the Company to Holders pursuant to this Agreement.

                                   ARTICLE 8
                              CONDITIONS TO CLOSING

The obligations of the Holders to fund the Loan and purchase the Warrants at Closing shall be subject to the satisfaction, prior to or at Closing, of the following conditions:

Section 8.1 ISSUANCE OF NOTES AND WARRANTS. The Company shall have issued to each Holder the respective Notes and Warrants to be issued and sold to such Holder hereunder.

Section 8.2 TRANSACTION DOCUMENTS. The Holders shall have received, in form and substance satisfactory to them and its counsel, this Agreement, the other Loan Documents , duly executed, and each such document shall be in full force and effect.

Section 8.3 CERTIFIED DOCUMENTS. The Company shall have delivered or caused to be delivered to the Holders copies of the following documents, duly certified, or the following certificates, as applicable:

                  (a) Certificates, signed by the Secretary or an Assistant Secretary of the Company, dated as of the Closing Date, as to (i) the incumbency, and containing the specimen signatures of the Persons authorized to execute on behalf of the Company the Loan Documents, together with evidence of the incumbency of such Secretary or Assistant Secretary, and (ii) the authenticity of the Company's Certificate of Incorporation and Bylaws; and

                  (b) A certificate of status or good standing of each of the Company, Startec Global Operating Company and Startec Global Licensing Company from the jurisdiction of its incorporation, in each case, dated within thirty
(30) days of the Closing Date.

Section 8.4 REPRESENTATIONS AND WARRANTIES; NO DEFAULT; NO ADVERSE CHANGE. The representations and warranties of the Company contained in this Agreement shall be true in all material respects on the Closing Date except as affected by the consummation of the subject transactions, and there shall exist on such date and after giving effect to such transactions, no Event of Default or breach of any Loan Document. The Company shall have delivered to the Holders an Officer's Certificate, dated the Closing Date, to all such effects.

Section 8.5 OPINION OF COUNSEL. The Holders shall have received the opinion or opinions of counsel to the Company addressed to the Holders and dated the Closing Date, in the form of EXHIBIT 3.01(e) and otherwise satisfactory in form and substance to Holders and their counsel.

Section 8.6 TRANSACTION PERMITTED BY APPLICABLE LAWS; NO INJUNCTION. The entry into the Loan and the sale and purchase of the Warrants hereunder shall not be prohibited by any applicable law or governmental regulation. No preliminary, temporary or permanent injunction or restraining order or other binding order, decree or ruling issued by a court or governmental agency, shall be in effect or be pending which shall or would have the effect of preventing the consummation of the transactions contemplated by this Agreement.

Section 8.7 COMPLIANCE WITH SECURITIES LAWS. The offering, issuance, and sale by the Company of the Notes and Warrants shall have complied with all applicable requirements of federal and state securities laws, and the Holders shall have received evidence of such compliance in form and substance satisfactory to them.

Section 8.8 APPROVALS AND CONSENTS. The Holders shall have received evidence reasonably satisfactory to them that the Company has received all material authorizations, consents, approvals, licenses, permits, and certificates by or of all governmental bodies in each case, necessary for the issuance of the Notes and Warrants, and the execution and delivery of the Loan Documents, and all of the foregoing shall be in full force and effect on the Closing Date.

Section 8.9 EXPENSES. The Company shall have paid all of the reasonable fees, costs, and expenses (including all out-of-pocket due diligence costs and expenses) incurred by the Holders, including the fees and expenses of Holders' counsel Dickstein Shapiro Morin & Oshinsky LLP.

Section 8.10 STRUCTURING FEE. The Holders shall have received payment, in immediately available funds, of a structuring fee in an aggregate amount equal to Four Hundred Thousand ($400,000) (the " Structuring Fee").

Section 8.11 INSURANCE. The Company shall have furnished evidence satisfactory to the Holders that it has the insurance required by Section 4.10.

Section 8.12 DUE DILIGENCE. The Holders shall have completed their financial and legal due diligence with the respect to the Company its management and its industry, the results of which shall be satisfactory to the Holders.

                                   ARTICLE 9
                            REDEMPTION OR DEFEASANCE

Section 9.1 MATURITY OF NOTES UPON CHANGE OF CONTROL.

              Subject to the Company's rights of defeasance and covenant defeasance under this Article:

                  (a) Upon the occurrence of a Change of Control and the written demand of the Holder of the relevant Note, the unpaid principal balance of each Note, and all accrued and unpaid interest thereon, plus any interest premium payable as provided below, shall become due and payable.

                  (b) If a Change of Control shall occur within one (1) year of the Closing Date, there shall become payable with respect to each Note an interest premium equal to seven percent (7%) of the balance of principal remaining unpaid on the date the Change of Control occurs; if a Change of Control occurs between one (1) year after the Closing Date and the second anniversary of the Closing Date, there shall become payable with respect to each Note an interest premium equal to five percent (5%) of the balance of principal remaining unpaid on the date the Change of Control occurs.

                  (c) The Company shall comply with Rule 14e-1 under the Exchange Act and any rules and regulations thereunder to the extent such rules and regulations are applicable in the event that a Change of Control occurs and the Company is required to repay the Notes under this Section 9.1.

Section 9.2 DEFEASANCE AND DISCHARGE. Upon meeting the conditions set forth in
Section 9.4 hereof, the Company may, by written notice to Holders, exercise the right to be deemed to have been discharged from its obligations with respect to all Notes on the date the conditions set forth in Section 9.4 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 9.5 and the other Sections of this Agreement referred to in (A) and (B) below, and to have satisfied all its other obligations under such Notes and this Agreement insofar as such Notes are concerned (and the Holders, at the expense of the Company, shall execute proper instruments acknowledging same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Notes to receive payments (solely from monies deposited in trust) in respect of the principal of, premium, if any, and accrued interest on such Notes when such payments are due, and (B) this Article 9. Subject to compliance with this
Article 9, the Company may exercise its rights under this Section 9.2 notwithstanding the prior exercise of its rights under Section 9.3 with respect to the Notes.

Section 9.3 COVENANT DEFEASANCE. Upon meeting the conditions set forth in
Section 9.4 hereof, the Company may, by written notice to Holders, exercise the right to be released from its obligations under any covenant contained in Sections 4.10, 4.4, 4.2, 4.12, and Articles 5 and 6

(other than Section 6.9(a), (b) and (e) with respect to the Notes (hereinafter, "covenant defeasance"), and the Notes shall thereafter be deemed not to be "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default, but, except as specified above, the remainder of this Agreement and such Notes shall be unaffected thereby.

Section 9.4 CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE. The following shall be the conditions to application of either Section 9.2 or Section 9.3 to the
Notes:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with a trustee (who shall agree to comply with the provisions of this Article 9 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, (A) cash in United States dollars, (B) U.S. Government Obligations or (C) a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the trustee, to pay and discharge, and which shall be applied by the trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any), and accrued interest on the Notes on the Stated Maturity (or redemption date, if applicable) of such principal (and premium, if any) or installment of interest; provided that the trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Notes. Before such a deposit, the Company may give to the trustee a notice of its election to redeem all of the Notes at a future date, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States for the timely payment of which its full faith and credit is pledged or
(y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a "bank" (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                  (2) No Default or Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or, insofar as an event of bankruptcy under paragraph (e) or (f) of Section 7.1 hereof is concerned, at any time during the period ending on the 123rd day after the date of such deposit.

                  (3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than this Agreement) to which the Company is a party or by which it is bound.

                  (4) In the case of an election under Section 9.2, the Company shall have delivered to the trustee an opinion of counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since May 28, 1998, there has been a change in the applicable federal income tax law, in either case to the effect, and based thereon such opinion shall confirm, that Holders will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (5) In the case of an election under Section 9.3, the Company shall have delivered to the trustee an opinion of counsel to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (6) The Company shall have delivered to the trustee an Officer's Certificate and an opinion of counsel, each stating that all conditions precedent provided for relating to either the defeasance under
Section 9.2 or the covenant defeasance under Section 9.3 (as the case may be) have been complied with.

Section 9.5 DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

                  (a) All money and U.S. Government Obligations (including the proceeds thereof) deposited with a trustee pursuant to Section 9.4 in respect of the Notes shall be held in trust and applied by such trustee, in accordance with the provisions of such Notes and this Agreement, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                  (b) The Company shall pay and indemnify the trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 9.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders.

                  (c) Anything in this Article 9 to the contrary notwithstanding, the trustee shall deliver or pay to the Company from time to time upon its request any money or U.S. Government Obligations held by it as provided in Section 9.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

Section 9.6 REINSTATEMENT. If the trustee or any Paying Agent is unable to apply any money in accordance with Section 9.5 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Agreement and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 9.2 or 9.3, as the case may be, until such time as the trustee or Paying Agent is permitted to apply all such money in accordance with Section 9.5; provided, however, that if the Company makes any payment of principal of (or premium, if any) or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the trustee or Paying Agent.

Section 9.7 APPOINTMENT OF TRUSTEE. At the time Company exercises its rights under Sections 9.2 or 9.3 hereof, the Holders shall appoint a trustee satisfactory to Company or appoint a trustee upon Company's request (the "Trustee"), with full power and authority (including power of substitution), except as otherwise expressly provided in this Agreement, in the name of and for and on behalf the Holders, or in its own name as the Trustee, to take all actions required or permitted under Sections 9.2-9.6 hereof (including giving and receiving all accountings, reports, notices and consents). The authority conferred under this Section 9.7 shall be an agency coupled with an interest, and all authority conferred hereby is irrevocable and not subject to termination by the Holders or any of them, or by operation of law, whether by the dissolution or termination of any Holder or the occurrence of any other event. If the Trustee resigns or is otherwise unable to serve as the Trustee, the successor Trustee shall be designated in writing by the Holders. If any Holder should dissolve or terminate or if any other such event should occur, any action taken by the Trustee pursuant to this Section 9.7 shall be as valid as if such dissolution, termination or other event had not occurred, regardless of whether or not the Trustee or the Company shall have received notice of such dissolution, termination or other event.

Section 9.8 SECTION 9.1 NOT APPLICABLE. Upon the Company meeting the conditions of Section 9.4 hereof and exercising its right of defeasance or covenant defeasance under Section 9.2 or 9.3 hereof, Section 9.1 shall no longer be applicable to the Company.

                                   ARTICLE 10
                  TERMINATION OF COVENANTS/REMOVAL OF COVENANTS

              If the Loan has been fully paid and the Company's Shares are Publicly Traded (as defined in the Warrants), then all Sections of Articles 4, 5 and 6 shall be terminated. Any covenants herein which cease to be in effect upon repayment of the Notes, shall be in effect if Holders are required to disgorge any previous repayments.

                                   ARTICLE 11
                             FEES AND COSTS; DEPOSIT

Section 11.1 FEES AND COSTS. The Company shall pay:

                  (a) All costs, brokerage and other commissions, due diligence costs, reasonable legal fees and other fees and expenses actually incurred by the Company or the Holders in connection with the execution of the Loan Documents and the transactions contemplated by this Agreement;

                  (b) A Structuring Fee to Holders of Four Hundred Thousand Dollars ($400,000) at Closing;

                  (c) All of Holders' reasonable expenses of any nature actually incurred, which may be reasonably necessary, either before or after a Default or an Event of Default hereunder, for the enforcement or preservation of Holders' rights under this Agreement, the Notes, the Warrants, or any other agreement between the Holders and the Company as mentioned herein, including but not limited to reasonable attorneys' fees, appellate costs and fees, and costs incurred by any Holder as a participant in any bankruptcy proceeding, workout, debt restructuring, extension of maturity or document amendment, involving the Company or any other obligor under the Notes;

                  (d) All costs and fees, including reasonable attorneys' fees and expenses, incurred by any of Holders or their Affiliates in connection with:

                        (i) any suit, action or claim of Holders to enforce the provisions of the Loan Documents or any other document in connection with the transactions contemplated by this Agreement; and

                        (ii) any suit, action, claim or other liability asserted against any of Holders or their Affiliates by the Company in which the Company does not prevail with respect to substantially all of its claims.

Section 11.2 DEPOSIT. The Holders acknowledge receipt of a deposit of Seventy-Five Thousand Dollars ($75,000) to be credited against sums payable by the Company pursuant to Section 11.1(a) hereof.

                                   ARTICLE 12
                                 INDEMNIFICATION

              The Company will indemnify Holders and their directors, officers, employees, agents and controlling Persons (hereinafter collectively, "Indemnitees") against, and hold each such Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including attorneys' fees and expenses) incurred by or asserted against Holders or any such Indemnitee arising out of, in any way connected with, or resulting from the following:

                  (a) this Agreement, the other documents contemplated hereby, the performance by the parties hereto and thereto of their respective obligations hereunder and thereunder, or consummation of the transactions contemplated hereby and thereby;

                  (b) any and all liability and loss with respect to or resulting from any and all claims for or on account of any broker's finder's fees or commissions with respect to this transaction as may have been created by the Company or its officers, partners, employees or agents, together with any stamp or excise taxes which may become payable in connection with this transaction or the issuance of stock hereunder; and

                  (c) any claim, litigation investigation or proceeding relating to any of the foregoing, whether or not Holders or any such person is a party thereto;

              PROVIDED, HOWEVER, that any such indemnity shall not apply to any such losses, claims, damages, liabilities or related expenses arising from Holders' gross negligence or willful misconduct. THIS SECTION IS INTENDED TO INDEMNIFY THE INDEMNITEES FROM THE RESULTS OF THEIR OWN ORDINARY NEGLIGENCE.

              The provisions of this Section shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of the Notes, the invalidity or unenforceability of any term or provision of this Agreement or any Loan Documents, or any investigation made by or on behalf of Holders. All amounts due under this Article shall be payable on written demand therefor.

                                   ARTICLE 13
                                    REMEDIES

Section 13.1 CUMULATION. None of the rights or remedies of the Holders provided herein shall be exclusive, but each shall be cumulative with and in addition to every other right or remedy of Holders, now or hereafter existing, at law or in equity, by statute, agreement or otherwise.

Section 13.2 NO IMPLIED WAIVER. No course of dealing between a Holder and any other party hereto, or any failure or delay on the part of a Holder in exercising any rights or remedies hereunder, shall operate as a waiver of any rights or remedies of any Holder under this or any other applicable agreement. No single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

                                   ARTICLE 14
                    Holders' Covenants As To Confidentiality

Section 14.1 CONFIDENTIAL INFORMATION; INSIDER TRADING. For the purposes of this
Article 14, "Confidential Information" means information delivered previous to, at or after the execution of this Agreement to any of the Holders, or to any of their directors, officers, employees, representatives, Affiliates, associates or advisors (collectively, "REPRESENTATIVES") in connection with the transactions contemplated by or otherwise pursuant to this Agreement that was maintained or created by or is otherwise proprietary to the Company. Confidential Information shall be deemed to include all analyses, compilations, forecasts, projections, studies or other documents prepared by any of the Holders or their Representatives in connection with its or their review of the transactions hereunder which contain, reflect or are based upon, in whole or in part, the Confidential Information; PROVIDED THAT the term "Confidential Information" will not include information which (i) is or becomes publicly available other than as a result of a disclosure by any of the Holders or any of their Representatives, or (ii) is or becomes available to any of the Holders on a nonconfidential basis from a source (other than the Company) which, to the best of the Holders' knowledge after due inquiry, is not prohibited from disclosing such information to any of the Holders by a legal, contractual or fiduciary obligation to the Company. Each such Person receiving Confidential Information will maintain the strict confidentiality of such Confidential Information and will not (except as provided below), without the Company's prior written consent, disclose any Confidential Information in any manner whatsoever, and will not use any Confidential Information for any purpose whatsoever other than in connection with the transactions contemplated by this Agreement,

PROVIDED THAT such Person may deliver or disclose Confidential Information to
(i) its Representatives (to the extent such disclosure reasonably relates to the administration of the investment represented by its Loans and provided that such Person agrees to be bound by the provisions of this Article 14 with respect to such Confidential Information), or (ii) any other Person to which such delivery or disclosure is required (x) to effect compliance with any law, rule, regulation or order applicable to such Person, (y) in response to any subpoena or other legal process, or (z) in connection with any litigation to which such Person is a party, PROVIDED that, in the case of any delivery or disclosure contemplated by any of the foregoing clauses (ii) such Person shall, unless prohibited by law, notify the Company prior to such delivery of disclosure so that the Company may seek a protective order or other appropriate remedy or, in the Company's sole discretion, waive compliance with the terms of this Article
14. In the event that no such protective order or other remedy is obtained, or that the Company waives compliance with the terms of this Article 14, the Holders will furnish only that portion of the Confidential Information which the Holders reasonably determine to be legally required. The Holders agree that they will be responsible for any breach of this Article 14 by any of their Representatives. With respect to any Confidential Information, Holders and their Representatives shall be deemed to have discharged their obligations to the Company under this Article 14 in any case where they employ the same degree of diligence and the same procedures to protect such information as they employ with respect to confidential information of the Holders.

Section 14.2 PUBLICITY. The Holders will not issue any press release or otherwise make any public announcement with respect to this Agreement or the subject matter hereof without first consulting with the Company.

                                   ARTICLE 15
                                     PARTIES

              This Agreement will bind and accrue to the benefit of the Company, the Holders, any holders of the Warrants or the Notes, and their successors and assigns. Any purchaser, assignee, transferee or pledgee of the Warrants or Notes, or any document arising in connection with the transaction subject to this Agreement (or any of them), sold, assigned, transferred, pledged or repledged by a Holder shall forthwith become vested with and entitled to exercise all rights and remedies provided herein to Holders, as if said purchaser, assignee, transferee or pledgee were originally named in this Agreement in place of the Holders.

                                   ARTICLE 16
                                     NOTICE

              All notices or communications under this Agreement or the Warrants or Notes shall be in writing and mailed, postage prepaid, or delivered as follows:

             To Holders:           Allied Capital Corporation
                                   1919 Pennsylvania Avenue, NW, 3rd Floor
                                   Washington, D.C. 20006
                                   Attn:  Scott S. Binder, Managing Director

                                   and to

                                   Dickstein Shapiro Morin & Oshinsky LLP
                                   2101 L Street, NW
                                   Washington, D.C. 20037
                                   Attn:  David P. Parker, Esquire

             To the Company:       Startec Global Communications Corporation
                                   10411 Motor City Drive
                                   Bethesda, MD  20817
                                   Attn:  Ram Mukunda, President
                                   and Yolanda Stefanou Faerber, General Counsel


or, to such subsequent addresses as may hereafter be specified by the parties. Rejection or other refusal to accept, or the inability to deliver because of a changed address of which no notice was given, shall not affect the date of such notice sent in accordance with the foregoing provisions. Each such notice, request or other communication shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of the messenger or the answer back being deemed conclusive evidence of such delivery).

                                   ARTICLE 17
                           RELATIONSHIP OF THE PARTIES

              This Agreement provides, among other things, for the making of loans by Holders, in their capacity as lenders, to the Company, in its capacity as a borrower, and for the payment of interest and repayment of principal by the Company to Holders. The provisions herein requiring compliance with financial covenants and delivery of financial statements are intended solely for the benefit of Holders to protect their interests as lenders in assuring payments of interest and repayment of principal, and as warrant or stock holders in preserving their equity stake in the Company. Nothing contained in this Agreement shall be construed as permitting or obligating Holders to act as financial or business advisors or consultants to the Company, as permitting or obligating Holders to control the Company or to conduct the Company's operations, as creating any fiduciary obligation on the part of Holders to the Company, or as creating any joint venture, agency or other relationship between the parties, other than as explicitly and specifically stated in this Agreement. A Holder is not, and shall not be construed as, a partner, joint venturer, alter-ego, manager, controlling person, operator or other business participant of any kind of the Company; neither Holders nor the Company intend Holders to assume such status, and, accordingly, Holders shall not be deemed responsible for or a participant in any acts or omissions of the Company. The Company represents that it has the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and with respect to all matters contained herein.

                                   ARTICLE 18
    CONTROLLING LAW; VENUE AND NON-EXCLUSIVE JURISDICTION; SERVICE OF PROCESS

              This Agreement shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the District of Columbia, without regard to its principles of conflicts of law. Venue for any adjudication hereof may be in the courts of the District of Columbia or the federal courts in the District of Columbia, to the jurisdiction of which courts all undersigned parties hereby submit as the agreement of such parties, as not inconvenient, and as not subject to review by any court other than such courts in the District of Columbia. All parties intend and agree that the courts of jurisdictions in which the Company is incorporated and conducts its business shall afford full faith and credit to any judgment rendered by a court of the District of Columbia against the Company or other obligees hereunder, and that such District of Columbia and federal courts shall have IN PERSONAM jurisdiction to enter a valid judgment against the Company or other obligees hereunder. Service of any summons and/or complaint and any other process which may be served on the Company in any action in respect hereto, may be made by mailing via registered mail, or delivering a copy of such process to the Company at its address specified above. The parties hereto agree that this submission to jurisdiction and consent to service of process are reasonable and made for the express benefit of Holders.

                                   ARTICLE 19
                             WAIVER OF TRIAL BY JURY

              EACH PARTY TO THIS AGREEMENT WAIVES ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS OF ANY KIND DIRECTLY OR INDIRECTLY ARISING FROM OR RELATING TO THIS AGREEMENT, THE LOAN, THE LOAN DOCUMENTS OR THE DEALINGS OF THE PARTIES IN RESPECT THERETO. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THIS ARTICLE IS A MATERIAL TERM OF THIS AGREEMENT AND THAT THE HOLDERS WOULD NOT EXTEND ANY FUNDS HEREUNDER IF THIS WAIVER OF JURY TRIAL WERE NOT A PART OF THIS AGREEMENT. EACH PARTY HERETO ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT IT MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH, OR THE OPPORTUNITY TO CONSULT WITH, COUNSEL OF ITS CHOICE. EACH PARTY HERETO AGREES THAT ALL SUCH CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF COMPETENT JURISDICTION, WITHOUT A JURY.

                                   ARTICLE 20
                               CAPTIONS; SEVERANCE

              The captions in this Agreement and the Warrants and Notes are inserted for convenience of reference only and shall be construed neither to limit nor amplify the meaning of the other text of such documents. To the extent any provision herein violates any applicable law, such provision shall be void and the balance of this Agreement shall remain unchanged.

                                   ARTICLE 21
                         COUNTERPARTS; ENTIRE AGREEMENT

              This Agreement may be executed in as many counterpart copies and with as many counterpart signature pages as may be convenient. It shall not be necessary that the signature of, or on behalf of, each party appear on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each party appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement; it shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties. This Agreement, the Warrants, the Notes, the Exhibits hereto and the documents mentioned herein set forth the entire agreements and understandings of the parties hereto in respect of this transaction. Any verbal agreements in respect of this transaction are hereby terminated. The terms herein may not be changed verbally but only by a writing signed by the party against which enforcement of the change is sought.

                                   ARTICLE 22
                      DEFINITIONS AND RULES OF CONSTRUCTION

Section 22.1 DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms shall have the meanings as follow:

                  (a) "ACQUIRED INDEBTEDNESS" or "ACQUIRED PREFERRED STOCK' means Indebtedness or Preferred Stock, as the case may be, of a Person existing at the time such Person becomes a Restricted Subsidiary or Indebtedness assumed in connection with an Asset Acquisition by the Company or a Restricted Subsidiary and not incurred in connection with, or in anticipation of, such Person becoming a Restricted Subsidiary or such Asset Acquisition; provided that Indebtedness or Preferred Stock, as the case may be, of such Person which is redeemed, defeased, retired or otherwise repaid in full at the time of or immediately upon the consummation of the transactions by which such Person becomes a Restricted Subsidiary or such Asset Acquisition shall not be considered as Indebtedness or Preferred Stock.

                  (b) "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, is defined to mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  (c) "AFFILIATED PERSON" shall have the definition for such term set forth in Section 2(a)(3) of the Investment Company Act of 1940, as amended.

                  (d) "AGREEMENT" is defined as this Investment and Loan Agreement and the exhibits and schedules hereto, as the same may be amended, supplemented, extended, modified or replaced in accordance with the terms hereof.

                  (e) "ASSET ACQUISITION" means (i) an investment by the Company or any of its Restricted Subsidiaries in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Company or shall be merged into or consolidated with the

Company or any of its Restricted Subsidiaries or (ii) an acquisition by the Company or any of its Restricted Subsidiaries of the property and assets of any Person (other than the Company or any of its Restricted Subsidiaries) that constitute substantially all of a division or line of business of such Person.

                  (f) "ASSET DISPOSITION" means the sale or other disposition by the Company or any of its Restricted Subsidiaries (other than to the Company or another Restricted Subsidiary of the Company) of (i) all or substantially all of the Capital Stock of any Restricted Subsidiary of the Company or (ii) all or substantially all of the assets that constitute a division or line of business of the Company or any of its Restricted Subsidiaries.

                  (g) "ASSET SALE" means any sale, transfer or other disposition (including by way of merger, consolidation or Sale-Leaseback Transactions) in one transaction or a series of related transactions by the Company or any of its Restricted Subsidiaries to any Person (other than the Company or any of its Restricted Subsidiaries) of (i) all or any of the Capital Stock of any Restricted Subsidiary (other than in respect of any director's qualifying shares or investments by foreign nationals mandated by applicable law), (ii) all or substantially all of the property and assets of an operating unit or business of the Company or any of its Restricted Subsidiaries or (iii) any other property and assets of the Company or any of its Restricted Subsidiaries outside the ordinary course of business of the Company or such Restricted Subsidiary and, in each case, that is not governed by Section 6.9 and which, in the case of any of clause (i), (ii) or (iii) above, whether in one transaction or a series of related transactions, (a) have a fair market value in excess of One Million Dollars ($1,000,000) or (b) are for net proceeds in excess of One Million Dollars ($1,000,000); provided that sales or other dispositions of inventory, receivables and other current assets in the ordinary course of business shall not be included within the meaning of "Asset Sale."

                  (h) "ATTRIBUTABLE VALUE" means, as to any particular lease under which any Person is at the time liable, other than a Capitalized Lease Obligation, and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining term thereof (whether or not such lease is terminable at the option of the lessee prior to the end of such term), including any period for which such lease has been, or may, at the option of the lessor, be extended, discounted from the last date of such term to the date of determination at a rate per annum equal to the discount rate which would be applicable to a Capitalized Lease Obligation with like term in accordance with GAAP. The net amount of rent required to be paid under any lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of insurance, taxes, assessments, utility, operating and labor costs and similar charges. "Attributable Value" means, as to a Capitalized Lease Obligation under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with GAAP.

                  (i) "AUTHORIZATION" shall have the meaning set forth in
Section 3.27 hereof.

                  (j) "AVERAGE LIFE" means, with respect to any Indebtedness, as at any date of determination, the quotient obtained by dividing (i) the sum of the products of (A) the number of years from such date to the date or dates of each successive scheduled principal payment

(including, without limitation, any sinking fund requirements) of such Indebtedness and (B) the amount of each such principal payment by (ii) the sum of all such principal payments.

                  (k) "BOARD OF DIRECTORS" means the board of directors of the Company or its equivalent, including managers or members of a limited liability company, general partners of a partnership, limited partnership or limited liability partnership or trustees of a business trust, or any duly authorized committee thereof.

                  (l) "BUSINESS" shall have the meaning set out in Section 3.2(a) hereof.

                  (m) "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

                  (n) "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether now outstanding or issued after the date of this Agreement, including, without limitation, all Common Stock and Preferred Stock.

                  (o) "CAPITALIZED LEASE OBLIGATION" means any obligation under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose of this Agreement, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

                  (p) "Change of Control" means such time as (i) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50.0% of the total voting power of the then outstanding Voting Stock of the Company, or Subsidiary Holdings; (ii) individuals who at the beginning of any period of two consecutive calendar years constituted the Board of Directors (together with any directors who are members of the Board of Directors on the date hereof and any new directors whose election by the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the members of the Board of Directors then still in office who either were members of the Board of Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board of Directors then in office;
(iii) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any such "person" or "group" (other than to the Company or a Restricted Subsidiary); (iv) the merger or consolidation of the Company with or into another corporation or the merger of another corporation with or into the Company in one or a series of related transactions with the effect that, immediately after such transaction, any such "person" or "group" of persons or entities shall have become the beneficial owner of securities of the surviving corporation of such merger or consolidation representing a majority of the total voting power of the then outstanding Voting Stock of the surviving corporation; or (v) the adoption of a plan relating to the liquidation or dissolution of the Company.

                  (q) "CLOSING" is defined as the consummation of this Agreement.

                  (r) "CLOSING DATE" shall mean the day on which the Closing occurs.

                  (s) "COMMITMENT LETTER" is defined as the letter dated June 16, 2000 from Allied Capital Corporation to the Company.

                  (t) "COMMON STOCK" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however, designated, whether voting or non-voting) of such Person's common stock, whether our outstanding or issued after the date of this Agreement, including, without limitation, all series and classes of such common stock.

                  (u) "COMMUNICATIONS ACT OF 1934" shall mean the Communications Act of 1934, as amended.

                  (v) "COMPANY" shall have the definition set out in the preamble hereof.

                  (w) "CONFIDENTIAL INFORMATION" shall have the meaning set forth in Section 14.1.

                  (x) "CONSOLIDATED CASH FLOW" means, for any period, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) income taxes, to the extent such amount was deducted in calculating Consolidated Net Income (other than income taxes (either positive or negative) attributable to extraordinary and non-recurring gains or losses or sales of assets), (iv) depreciation expense, to the extent such amount was deducted in calculating Consolidated Net Income, (v) amortization expense, to the extent such amount was deducted in calculating Consolidated Net Income, and
(vi) all other non-cash items reducing Consolidated Net Income (excluding any non-cash charge to the extent that it represents an accrual of or reserve for cash charges in any future period), less all non-cash items increasing Consolidated Net Income, all as determined on a consolidated basis for the Company and its Restricted Subsidiaries in conformity with GAAP.

                  (y) "CONSOLIDATED INTEREST EXPENSE" means, for any period, the aggregate amount of interest in respect of Indebtedness (including capitalized interest, amortization of original issue discount on any Indebtedness and the interest portion of any deferred payment obligation, calculated in accordance with the effective interest method of accounting; all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing; the net costs associated with Interest Rate Agreements; and interest on Indebtedness that is Guaranteed or secured by the Company or any of its Restricted Subsidiaries) and all but the principal component of rentals in respect of Capitalized Lease Obligations paid, accrued or scheduled to be paid or to be accrued by the Company and its Restricted Subsidiaries during such period.

                  (z) "CONSOLIDATED NET INCOME" means, with respect to any Person, for any period, the consolidated net income (or loss) of such Person and its Restricted Subsidiaries for such period as determined in accordance with GAAP, adjusted, to the extent included in calculating such net income, by excluding, without duplication, (i) all extraordinary gains or losses, (ii) net income (or loss) of any Person combined in such Person or one of its Restricted Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (iii) gains or losses (on an after-tax basis) in respect of any Asset Sales by such Person or one of its Restricted Subsidiaries,
(iv) the net income of any Restricted Subsidiary of such Person to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Restricted Subsidiary or its stockholders, (v) any gain or loss realized as a result of the cumulative effect of a change in accounting principles, (vi) any amount paid or accrued as dividends on preferred stock of the Company or preferred stock of any Restricted Subsidiary owned by Persons other than the Company and any of its Restricted Subsidiaries, (vii) restructuring charges, (viii) charges relating to the write-off of acquired in-process research and development expenses and other intangible assets of a Person in connection with the application of the purchase method of accounting and (ix) the net income (or loss) of any Person (other than net income (or loss) attributable to a Restricted Subsidiary) in which any Person (other than the Company or any of its Restricted Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Restricted Subsidiaries by such other Person during such period.

                  (aa) "CONSOLIDATED NET WORTH" means, at any date of determination, stockholders' equity as set forth on the most recently available quarterly or annual consolidated balance sheet of the Company and its Subsidiaries (which shall be as of a date not more than 90 days prior to the date of such computation), less any amounts attributable to Redeemable Stock or any equity security convertible into or exchangeable for Indebtedness, the cost of treasury stock and the principal amount of any promissory notes receivable from the sale of the Capital Stock of the Company or any of its Subsidiaries, each item to be determined in conformity with GAAP (excluding the effects of foreign currency exchange adjustments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 52).

                  (bb) "CREDIT FACILITIES" means one or more debt facilities or commercial paper facilities with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing or securitizations (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

                  (cc) "CUMULATIVE CONSOLIDATED CASH FLOW" means, for the period beginning on May 28, 1998 through and including the end of the last fiscal quarter (taken as one accounting period) preceding the date of any proposed Restricted Payment, Consolidated Cash Flow of the Company and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

                  (dd) "CUMULATIVE CONSOLIDATED FIXED CHARGES" means the Consolidated Interest Expense plus dividends declared and payable on Preferred Stock of the Company and its Restricted Subsidiaries for the period beginning on May 28, 1998 through and including the end of the last fiscal quarter (taken as one accounting period) preceding the date of any proposed Restricted Payment, determined on a consolidated basis in accordance with GAAP.

                  (ee) "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement and any other arrangement and agreement designed to provide protection against fluctuations in currency (or currency unit) values.

                  (ff) "DEFAULT" is defined as any Event of Default, and any event or circumstance which, upon notice and/or the lapse of time, will constitute an Event of Default.

                  (gg) "DEFAULT RATE" is defined as an eighteen percent (18%) rate of interest.

                  (hh) "DEFEASANCE" has the meaning specified in Section 9.2.

                  (ii) "DEMAND REGISTRATION" shall have the meaning set forth in
Section 2.3.

                  (jj) "DUE DILIGENCE CERTIFICATE" shall have the definition set out in SECTION 3.7(A) hereof.

                  (kk) "EBITDA" is defined as (i) net income; plus, (ii) in each case, to the extent deducted in determining net income for the relevant period
(A) taxes, (B) interest expenses and (c) amortization, depreciation and similar non cash charges; and minus (iii) to the extent included in determining net income for such period, extraordinary gains; all calculated in accordance with GAAP.

                  (ll) "ELIGIBLE ACCOUNTS RECEIVABLE" means the accounts receivable (net of any reserves and allowances for doubtful accounts in accordance with GAAP) of any Person arising in the ordinary course of business that are not more than ninety (90) days past their due date, as shown on the most recent consolidated balance sheet of such Person filed with the Securities and Exchange Commission, all in accordance with GAAP.

                  (mm) "ELIGIBLE INSTITUTION" means a commercial banking institution that has combined capital and surplus of not less than $500 million or its equivalent in foreign currency, and has outstanding debt with a rating of "A-3" or higher according to Moody's Investors Service, Inc., or "A-" or higher according to Standard & Poor's Ratings Services (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act)), at the time as of which any investment or rollover therein is made.

                  (nn) "ERISA" is defined as the Employee Retirement Income Security Act of 1974.

                  (oo) "EVENT OF DEFAULT" has the meaning as set forth in
Section 7.1.

                  (pp) "EXCESS PROCEEDS OFFER" has the meaning set forth in
Section 6.6(c).

                  (qq) "EXCESS PROCEEDS PAYMENT" has the meaning set forth in
Section 6.6(c).

                  (rr) "EXCESS PROCEEDS PAYMENT DATE" has the meaning set forth in Section 6.6(d).

                  (ss) "EXCHANGE ACT" is defined as the SECURITIES EXCHANGE ACT OF 1934, as amended.

                  (tt) "EXECUTIVE OFFICERS" is defined, with respect to a Person as of a particular date, as the individuals serving as the Person's chief executive officer, president, chairman of the board of directors, chief financial officer, and chief operating officers, collectively, on the relevant date.

                  (uu) "FAIR MARKET VALUE" means, with respect to any asset or property, the sale value that would be obtained in an arm's length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy.

                  (vv) "FCC" shall mean the Federal Communications Commission.

                  (ww) "FINANCIAL STATEMENTS" shall have meaning set forth in
Section 3.5.

                  (xx) "FULLY DILUTED BASIS" is defined as the convention whereby, for the purpose of calculating and expressing relative ownership rights of a corporation or other legal entity, all outstanding options, warrants, convertible obligations, and other securities of such entity which are exercisable or exchangeable for common stock or other corresponding participating equity interests in the entity, are presumed to have been exercised, converted or exchanged (as the case may be) for such stock or interests in full.

                  (yy) "GAAP" is defined as United States generally accepted accounting principles as established from time-to-time by the Financial Accounting Standards Board, consistently applied and maintained throughout the period indicated.

                  (zz) "GUARANTEE" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  (aaa) "HIGH-YIELD/PUBLIC DEBT" means the Company's payment obligations under the Indenture and the Indenture Notes.

                  (bbb) "HOLDERS" shall have the definition set out in the preamble hereof.

                  (ccc) "INCUR" or "Incurrence" means, with respect to any Indebtedness, to incur, create, issue, assume, Guarantee or otherwise become liable for or with respect to, or become responsible for, the payment of, contingently or otherwise, such Indebtedness, including an Incurrence of Indebtedness by reason of the acquisition of more than fifty percent (50%) of the Capital Stock of any Person; provided that neither the accrual of interest nor the accretion of original issue discount shall be considered an Incurrence of Indebtedness.

                  (ddd) "INDEBTEDNESS" means, with respect to any Person at any date of determination (without duplication), (i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto); (iv) except with respect to Trade Payables, all obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services; (v) all obligations of such Person as lessee under Capitalized Lease Obligations and the Attributable Value under any Sale-Leaseback Transaction of such Person; (vi) all indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such indebtedness is assumed by such Person; provided that the amount of such indebtedness shall be the lesser of (A) the fair market value of such asset at such date of determination or (B) the amount of such indebtedness;
(vii) all Indebtedness of other Persons Guaranteed by such Person to the extent such Indebtedness is Guaranteed by such Person; (viii) the maximum fixed redemption or repurchase price of Redeemable Stock of the Company or Preferred Stock of any Subsidiary at the time of determination; and (ix) to the extent not otherwise included in this definition, obligations under Currency Agreements and Interest Rate Agreements. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation; provided (x) that the amount outstanding at any time of any indebtedness issued with original issue discount is the face amount of such indebtedness less the remaining unamortized portion of the original issue discount of such indebtedness at such time as determined in conformity with GAAP and (y) that indebtedness shall not include any liability for federal, state, local, foreign or other taxes.

                  (eee) "INDEMNITEES" shall have the meaning set forth in
Article 12.

                  (fff) "INDENTURE" means that certain Indenture dated as of May 21, 1998 between Startec Global Communications Corporation, a Maryland corporation, and First Union National Bank, Trustee, regarding 12% Senior Notes due 2008 (the "Initial Notes"), and 12% Series A Senior Notes due 2008 (the "Exchange Notes"), in aggregate principal amount of $160,000,000, as amended by that certain First Supplemental Indenture dated as of February 28, 1999 made by and among Startec Global Communications Corporation, a Maryland corporation, Startec Global Holding Corporation, a Delaware corporation, and First Union National Bank, Trustee ("First Supplement"), which First Supplement was amended and restated by that certain Amended and Restated First Supplement Indenture dated as of February 28, 1999 made by Startec Global Communications Corporation, a Delaware corporation, and First Union National Bank, Trustee, and by that certain Second Supplemental Indenture dated as of August 20, 1999 made by Startec Global Communications Corporation, a Delaware corporation, and First Union National Bank, Trustee, and as it may be further amended and supplemented from time to time.

                  (ggg) "INDENTURE NOTES" means the Initial Notes and the Exchange Notes under the Indenture and as described in the definition of "Indenture."

                  (hhh) "INDIAN PARTNER" shall have the meaning set forth in
Section 3.27 hereof.

                  (iii) "INTEREST RATE AGREEMENT" means any interest rate swap agreements, interest rate cap agreements, interest rate insurance, and other arrangements and agreements designed to provide protection against fluctuations in interest rates.

                  (jjj) "INVESTMENT" in any Person means any direct or indirect advance, loan or other extension of credit (including, without limitation, by way of Guarantee or similar arrangement; but excluding advances to customers in the ordinary course of business that are, in conformity with GAAP, recorded as accounts receivable on the balance sheet of the Company or its Restricted Subsidiaries) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, bonds, notes, debentures or other similar instruments issued by, such Person. For purposes of the definition of "Unrestricted Subsidiary," and Sections 5.1 and 6.3, (i) "Investment" shall include (a) the fair market value of the assets (net of liabilities) of any Restricted Subsidiary of the Company at the time that such Restricted Subsidiary of the Company is designated an Unrestricted Subsidiary and shall exclude the fair market value of the assets (net of liabilities) of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary of the Company and (b) the fair market value, in the case of a sale of Capital Stock in accordance with Section
6.3 such that a Person no longer constitutes a Restricted Subsidiary, of the remaining assets (net of liabilities) of such Person after such sale, and shall exclude the fair market value of the assets (net of liabilities) of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary of the Company and (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined by the Board of Directors in good faith.

                  (kkk) "INVESTMENT COMPANY" shall have the definition for such term set out in the Investment Company Act of 1940, as amended.

                  (lll) "KNOWLEDGE" is defined as the actual knowledge of any of the Executive Officers or the general counsel of the Company, after due inquiry with respect to the relevant subject.

                  (mmm) "LIENS" means any mortgage, charge, pledge, security interest, encumbrance, lien (statutory or other), hypothecation, assignment for security or other encumbrance upon or with respect to any property of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any sale with recourse against the seller or any Affiliate of the seller, or any agreement to give any security interest).

                  (nnn) "LITIGATION SCHEDULE" shall have the meaning set forth in Section 3.3 hereof.

                  (ooo) "LOAN" shall have the definition set out in Recital C hereof.

                  (ppp) "LOAN DOCUMENTS" is defined as this Agreement, the Notes, the Warrants and each agreement, certificate or instrument delivered by the Company or its Subsidiaries pursuant to the terms of any of the foregoing, collectively with all modifications, extensions, renewals and replacements thereof and therefor.

                  (qqq) "MAJORITY HOLDERS" is defined as (a) holders of more than fifty percent (50%) of the outstanding principal balance of the Notes outstanding at the time of determination, or (b) if the Notes have been repaid in full, Holders owning greater than fifty percent (50%) of the Common Stock issued or issuable pursuant to the Warrants.

                  (rrr) "MARKETABLE SECURITIES" means: (i) U.S. Government Obligations which have a remaining weighted average life to maturity of not more than one year from the date of Investment therein; (ii) any time deposit account, money market deposit and certificate of deposit maturing not more than 180 days after the date of acquisition issued by, or time deposit of, an Eligible Institution; (iii) certificates of deposit, Eurodollar time deposits and bankers' acceptances with maturity of 90 days or less and overnight bank deposits of any financial institution that is organized under the laws of the United States of America or any state hereof, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $300 million (or, to the extent non-United States dollar denominated, the United States Dollar Equivalent of such amount) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act); (iv) commercial paper maturing not more than 180 days after the date of acquisition issued by a corporation (other than an Affiliate of the Company) with a rating, at the time as of which any investment therein is made, of "P-1" or higher according to Moody's Investors Service, Inc., or "A-1" or higher according to Standard & Poor's Ratings Services (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act)); (v) auction rate preferred securities whose rates are reset based on market levels for a par security not more than 90 days after the date of acquisition with a rating, at the time as of which any investment therein is made, of "A-3" or higher according to Moody's Investors Service, Inc., or "A-" or higher according to Standard & Poor's Ratings Services (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act)) and issued by a corporation that is not an Affiliate of the Company; (vi) any banker's acceptance or money market deposit accounts issued or offered by an Eligible Institution; (vii) repurchase obligations with a term of not more than seven days for U.S. Government Obligations entered into with an Eligible Institution; and (viii) any fund investing exclusively in investments of the types described in clauses (i) through (vii) above.

                  (sss) "MATERIAL ADVERSE EFFECT" is defined as (i) a material adverse effect on the Business, operations, earnings prospects condition, financial or otherwise, assets or properties of the Company and its Subsidiaries, taken as a whole, or (ii) material impairment of the ability of the Company and its Subsidiaries to perform any of its obligations under any Loan Document, or (iii) material impairment of the rights of or benefits available to Holders under any Loan Document, or (iv) material impairment of the validity or enforceability of any Loan Document.

                  (ttt) "MATERIAL LITIGATION" shall have the definition set forth in Section 4.6.

                  (uuu) "NASDAQ" is defined as the automated quotation system for securities prices maintained by the National Association of Securities Dealers, or any subsequent arrangement established for such purpose by such organization or any successor thereto.

                  (vvv) "NET CASH PROCEEDS" means, (a) with respect to any Asset Sale, the proceeds of such Asset Sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents (except to the extent such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary of the Company) and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of: (i) brokerage commissions, finders' fees and other fees and expenses (including fees and expenses of counsel, accountants and investment bankers and other advisors) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale without regard to the consolidated results of operations of the Company and its Restricted Subsidiaries, taken as a whole (after taking into account any available offsetting tax credits or deductions and any tax sharing arrangements), (iii) payments made to repay Indebtedness or any other obligation outstanding at the time of such Asset Sale that either (A) is secured by a Lien on the property or assets sold or (B) is required to be paid as a result of such sale and (iv) appropriate amounts to be provided by the Company or any Restricted Subsidiary of the Company as a reserve against any contingent liabilities associated with such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as determined in conformity with GAAP, and (b) with respect to any issuance or sale of Capital Stock, the proceeds of such issuance or sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents (except to the extent such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary of the Company) and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of attorneys' fees, finders' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

                  (www) "NET PROPERTY, PLANT, AND EQUIPMENT" means the total cost of all property, plant, and equipment for the Company and its Subsidiaries on a consolidated basis net of accumulated depreciation and amortization determined in accordance with GAAP.

                  (xxx) "NOTES" shall have the definition set out in Section 1.1 hereof.

                  (yyy) "OCCUPATIONAL SAFETY & HEALTH ACT" shall mean the Occupational Safety & Health Act, as amended.

                  (zzz) "OFFICER'S CERTIFICATE" means a certificate signed by the Chairman, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Holders or such other party as required by this Agreement.

                  (aaaa) "PAYING AGENT" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any) or interest on any Notes on behalf of the Company.

                  (bbbb) "PERMITTED BUSINESS" means any business involving voice, data and other telecommunications services.

                  (cccc) "PERMITTED INDEBTEDNESS" shall have the meaning set forth in Section 6.1(b).

                  (dddd) "PERMITTED INVESTMENT" means (i) an Investment in a Restricted Subsidiary or a Person which will, upon the making of such Investment, become a Restricted Subsidiary or be merged or consolidated with or into or transfer or convey all or substantially all its assets to, the Company or a Restricted Subsidiary; (ii) any Investment in Marketable

Securities or Pledged Securities; (iii) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses in accordance with GAAP; (iv) loans or advances to officers and employees that do not in the aggregate exceed $1.5 million at any time outstanding; (v) stock, obligations or securities received in satisfaction of judgments; (vi) Investments in any Person received as consideration for Asset Sales to the extent permitted under Section 6.6; (vii) Investments in any Person at any one time outstanding (measured on the date each such Investment was made without giving effect to subsequent changes in value) in an aggregate amount not to exceed the greater of (A) Thirty-Five Million ($35 million) or (B) Fifteen percent (15%) of the Company's total consolidated assets; (viii) Investments in deposits with respect to leases or utilities provided to third parties in the ordinary course of business; (ix) Investments in Currency Agreements and Interest Rate Agreements on commercially reasonable terms entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business in connection with the operation of the business of the Company or its Restricted Subsidiaries; provided that such agreements do not increase the Indebtedness of the obligor outstanding at any time other than as a result of fluctuations in foreign currency exchange rates or interest rates or by reason of fees, indemnities and compensation payable thereunder; (x) repurchases or redemptions by the Company of Capital Stock from officers and other employees of the Company or any of its Subsidiaries or their authorized representatives upon the death, disability or termination of employment of such individuals, in an aggregate amount not exceeding One Million Dollars ($1 million) in any calendar year and Three Million Dollars ($3 million) from May 28, 1998; and (xi) Investments in evidences of Indebtedness, securities or other property received from another Person by the Company or any of its Restricted Subsidiaries in connection with any bankruptcy proceeding or by reason of a composition or readjustment of debt or a reorganization of such Person or as a result of foreclosure, perfection or enforcement of any Lien in exchange for evidences of Indebtedness, securities or other property of such Person held by the Company or any of its Subsidiaries, or for other liabilities or obligations of such Person to the Company or any of its Subsidiaries that were created, in accordance with the terms of this Agreement.

                  (eeee) "PERMITTED LIENS" means (i) Liens for taxes, assessments, governmental charges or claims that are being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; (ii) statutory Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other similar Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; (iv) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligations, bankers' acceptances, surety and appeal bonds, government or other contracts, performance and return-of-money bonds and other obligations of a similar nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money); (v) easements, rights-of-way, municipal and zoning ordinances and similar charges, encumbrances, title defects or other irregularities that do not materially interfere with the ordinary course of business of the Company or any of its Restricted Subsidiaries; (vi) Liens (including extensions and renewals thereof) upon real or personal property purchased or leased after the Closing Date; provided that (a) such Lien is created solely for the purpose of securing Indebtedness Incurred in compliance with Section 6.1 (1) to finance the cost (including the cost of design, development, construction, acquisition, installation or integration) of the item of property or assets subject thereto and such Lien is created prior to, at the time of or within six months after the later of the acquisition, the completion of construction or the commencement of full operation of such property or (2) to refinance any Indebtedness previously so secured, (b) the principal amount of the Indebtedness secured by such Lien does not exceed one hundred percent (100%) of such cost and (c) any such Lien shall not extend to or cover any property or assets other than such item of property or assets and any improvements on such item; (vii) leases or subleases granted to others that do not materially interfere with the ordinary course of business of the Company and its Restricted Subsidiaries, taken as a whole; (viii) Liens encumbering property or assets under construction arising from progress or partial payments by a customer of the Company or its Restricted Subsidiaries relating to such property or assets; (ix) any interest or title of a lessor in the property subject to any Capitalized Lease Obligation or operating lease; (x) Liens arising from filing Uniform Commercial Code financing statements regarding leases; (xi) Liens on property of, or on shares of stock or Indebtedness of, any corporation existing at the time such corporation becomes, or becomes a part of, any Restricted Subsidiary; provided that such Liens do not extend to or cover any property or assets of the Company or any Restricted Subsidiary other than the property or assets acquired and were not created in contemplation of such transaction; (xii) Liens in favor of the Company or any Restricted Subsidiary; (xiii) Liens arising from the rendering of a final judgment or order against the Company or any Restricted Subsidiary of the Company that does not give rise to an Event of Default; (xiv) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other property relating to such letters of credit and the products and proceeds thereof; (xv) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (xvi) Liens encumbering customary initial deposits and margin deposits and other Liens that are either within the general parameters customary in the industry or incurred in the ordinary course of business, in each case, securing Indebtedness under Interest Rate Agreements and Currency Agreements; (xvii) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business in accordance with the past practices of the Company and its Restricted Subsidiaries prior to the Closing Date; (xviii) Liens existing on the Closing Date or securing the Notes or any Guarantee of the Notes; (xix) Liens granted after the Closing Date on any assets or Capital Stock of the Company or its Restricted Subsidiaries created in favor of the Holders;
(xx) Liens securing Indebtedness which is incurred to refinance secured Indebtedness which is permitted to be Incurred under clause (viii) of paragraph
(b) of Section 6.1; provided that such Liens do not extend to or cover any property or assets of the Company or any Restricted Subsidiary other than the property or assets securing the Indebtedness being refinanced; and (xxi) Liens securing Indebtedness under Credit Facilities incurred in compliance with clause
(iii) of paragraph (b) of Section 6.1.

                  (ffff) "PERSON" is defined as any natural person, partnership, corporation, limited liability company, nation, state, government, union, association, governmental agency, tribunal, board, bureau and any other form of business or legal entity.

                  (gggg) "PLEDGED SECURITIES" means the securities purchased by the Company with a portion of the net proceeds from the High Yield/Public Debt.

                  (hhhh) "PREFERRED STOCK" means, with respect to any Person, any and all shares, interests, participations, rights or other equivalents (however designated, whether voting or non-voting) of such Person's preferred or preference stock, whether now outstanding or issued after the date of the Indenture, including, without limitation, all series and classes of such preferred or preference stock.

                  (iiii) "PRO FORMA CONSOLIDATED CASH FLOW" means, for any period, the Consolidated Cash Flow of the Company for such period calculated on a pro forma basis to give effect to any Asset Disposition or Asset Acquisition not in the ordinary course of business (including acquisitions of other Persons by merger, consolidation or purchase of Capital Stock) during such period as if such Asset Disposition or Asset Acquisition had taken place on the first day of such period, including any related financing transactions and also giving pro forma effect to any other Indebtedness repaid or discharged during such period other than with respect to working capital borrowings.

                  (jjjj) "PUCS" has the meaning set forth in Section 3.27 hereof.

                  (kkkk) "REDEEMABLE STOCK" means any class or series of Capital Stock of any Person that by its terms (or by the terms of any security into which it is exchangeable) or otherwise is (i) required to be redeemed on or prior to the date that is 123 days after the date of the Stated Maturity of the Notes, (ii) redeemable at the option of the holder of such class or series of Capital Stock at any time on or prior to the date that is 123 days after the date of the Stated Maturity of the Notes or (iii) convertible into or exchangeable for Capital Stock referred to in clause (i) or (ii) above or Indebtedness having a scheduled maturity on or prior to the date that is 123 days after the date of the Stated Maturity of the Notes; provided that any Capital Stock that would not constitute Redeemable Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring on or prior to the date that is 123 days after the date of the Stated Maturity of the Notes shall not constitute Redeemable Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are no more favorable to the holders of such Capital Stock than the provisions contained in Sections 6.6 and 9.1 and such Capital Stock specifically provides that such Person will not repurchase or redeem any such stock pursuant to such provisions on or prior to the date that is 123 days after the date of the Company's repurchase of such Notes as are required to be repurchased pursuant to Sections 6.6 and 9.1.

                  (llll) "REGULATORY AGENCY" shall have the meaning set forth in
Section 3.27 hereof.

                  (mmmm) "RESTRICTED CABLE SUBSIDIARY" shall have the meaning set forth in Section 6.3.

                  (nnnn) "RESTRICTED PAYMENTS" has the meaning specified in
Section 5.1 hereof.

                  (oooo) "RESTRICTED SUBSIDIARY" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

                  (pppp) "SALE-LEASEBACK TRANSACTION" of any person means an arrangement with any lender, investor or other Person ("Investor") or to which such Investor is a party providing for the lease by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person after the acquisition thereof or the completion of construction or commencement of operation thereof to such Investor or to any Person to whom funds have been or are to be advanced by such Investor on the security of such property or asset. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangements may be terminated by the lessee without payment of a penalty.

                  (qqqq) "THE SECURITIES ACT" is defined as the Securities Act of 1933, as amended.

                  (rrrr) "SHARES" shall have the meaning set forth in
Section 2.1 hereof.

                  (ssss) "SIGNIFICANT SUBSIDIARY" means a Restricted Subsidiary that is a "significant subsidiary" as defined in Rule 1-02(w) of Regulations S-X under the Securities Act and the Exchange Act.

                  (tttt) "STATED MATURITY" means, (i) with respect to any debt security, the date specified in such debt security as the fixed date on which the final installment of principal of such debt security is due and payable and
(ii) with respect to any scheduled installment of principal of or interest on any debt security, the date specified in such debt security as the fixed date on which such installment is due and payable.

                  (uuuu) "STRUCTURING FEE" has the meaning specified in
Section 8.10.

                  (vvvv) "SUBSIDIARY" means, with respect to any Person, any corporation, association or other business entity of which more than 50.0% of the outstanding Voting Stock is owned, directly or indirectly, by such Person and one or more other Subsidiaries of such Person.

                  (wwww) "SUBSIDIARY HOLDINGS" means Startec Global Holding Corporation, a Delaware corporation all the outstanding capital stock of which is owned by the Company.

                  (xxxx) "TELECOMMUNICATIONS ACT OF 1996" shall mean the Telecommunications Act of 1996, as amended.

                  (yyyy) "TELECOMMUNICATIONS ASSETS" means, with respect to any Person, equipment and other properties or assets (whether tangible or intangible) used in the telecommunications business including, without limitation, rights with respect to IRUs, MAOUs or minimum investment units (or similar interests) in fiber optic cable and international or domestic telecommunications switches or other transmission facilities, including monitoring and related administrative support facilities (or Common Stock of a Person that becomes a Restricted Subsidiary, the assets of which consist primarily of any such Telecommunications Assets), in each case purchased, or acquired through a Capitalized Lease Obligation, by the Company or a Restricted Subsidiary after May 28, 1998. "IRU" means Indefeasible Right of Use, which is the right to use a telecommunications system, usually an undersea cable, with most of the rights and duties of ownership, but without the right to control or manage the facility and, depending upon the particular agreement, without any right to salvage or duty to dispose of the system's cable at the end of its useful life. "MAOU" means Minimum Assignable Ownership Units which is capacity on a telecommunications system, usually an undersea fiber optic cable, acquired on an ownership basis.

                  (zzzz) "TOTAL LIABILITIES" means the aggregate obligations, both current and long-term, for the payment or re-payment of money of the Company and its Subsidiaries in the aggregate; all calculated in accordance with GAAP.

                  (aaaaa) "TOTAL REVENUE" means all revenue of the Company and its Subsidiaries on a consolidated basis, all calculated in accordance with GAAP.

                  (bbbbb) "TRADE PAYABLES" means any accounts payable or any other indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by the Company or any of its Restricted Subsidiaries arising in the ordinary course of business in connection with the acquisition of goods and services.

                  (ccccc) "TRANSACTION DATE" means, with respect to the Incurrence of any Indebtedness by the Company or any of its Restricted Subsidiaries, the date such Indebtedness is to be Incurred and with respect to any Restricted Payment, the date such Restricted Payment is to be made.

                  (ddddd) "TRUSTEE" shall have the meaning set forth in
Section 9.7.

                  (eeeee) "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code as in effect in the state of New York.

                  (fffff) "UNITED STATES DOLLAR EQUIVALENT" means, with respect to any monetary amount in a currency other than the United States dollar, at any time for the determination thereof, the amount of United States dollars obtained by converting such foreign currency involved in such computation into United States dollars at the spot rate for the purchase of United States dollars with the applicable foreign currency as quoted by Reuters at approximately 11:00 a.m. (New York City time) on the date not more than two business days prior to such determination. For purposes of determining whether any Indebtedness can be incurred (including Permitted Indebtedness), any Investment can be made and any transaction described in Section 6.4 can be undertaken (a "Tested Transaction"), the United States Dollar Equivalent of such Indebtedness, Investment or transaction described in Section 6.4 will be determined on the date Incurred, made or undertaken and no subsequent change in the United States Dollar Equivalent shall cause such Tested Transaction to have been Incurred, made or undertaken in violation of this Agreement.

                  (ggggg) "UNRESTRICTED SUBSIDIARY" means (i) any Subsidiary of the Company that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Restricted Subsidiary of the Company (including any newly acquired or newly formed Subsidiary of the Company) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any Restricted Subsidiary; provided that (A) that the Subsidiary to be so designated has total assets of $1,000 or less or (B) if such Subsidiary has assets greater than $1,000, that such designation would be permitted under Section 5.1, and such Subsidiary is not liable, directly or indirectly, with respect to any Indebtedness other than Unrestricted Subsidiary Indebtedness. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary of the Company; provided that immediately after giving effect to such designation (x) the Company could Incur $1.00 of additional Indebtedness under the first paragraph of Section 6.1 and (y) no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Holders by promptly filing with the Holders a copy of the Board resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

                  (hhhhh) "UNRESTRICTED SUBSIDIARY INDEBTEDNESS" means Indebtedness of any Unrestricted Subsidiary (i) as to which neither the Company nor any Restricted Subsidiary is directly or indirectly liable (by virtue of the Company or any such Restricted Subsidiary being the primary obligor on, guarantor of, or otherwise liable in any respect to, such Indebtedness) and (ii) which, upon the occurrence of a default with respect thereto, does not result in, or permit any holder of any Indebtedness of the Company or any Restricted Subsidiary to declare, a default on such Indebtedness of the Company or any Restricted Subsidiary or cause the payment thereof to be accelerated or payable prior to its Stated Maturity.

                  (iiiii) "U.S. GOVERNMENT OBLIGATIONs" has the meaning specified in Section 9.4.

                  (jjjjj) "VALID BUSINESS REASON" shall have the meaning set forth in Section 2.9 hereof.

                  (kkkkk) "VOTING STOCK" means with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

                  (lllll) "WARRANT SHARES" shall have the meaning set forth in
Section 2.1 hereof.


                  (mmmmm) "WARRANTS" shall have the meaning set forth in Section
2.1 hereof.

Section 16.2 RULES OF CONSTRUCTION. The rule of EJUSDEM GENERIS shall not be applicable herein to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned. Unless the context otherwise requires:

                  (a) A term has the meaning assigned to it;

                  (b) "Or" is not exclusive;

                  (c) Provisions apply to successive events and transactions;

                  (d) "Herein," "Hereof," "Hereto," "Hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision unless otherwise so provided;

                  (e) All words or terms used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender; and

                  (f) All financial terms used herein and not capitalized shall have the meaning accorded them under GAAP, and when used in respect of the Company, shall mean the Company and its Subsidiaries on a consolidated basis.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

              IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed as of the date first above written


Company:                                        STARTEC GLOBAL COMMUNICATIONS
                                                CORPORATION


[Seal]



Attest: /s/ YOLANDA STEFANOU FAERBER            By: /s/ RAM MUKUNDA
        ------------------------------------        ----------------------------
         Yolanda Stefanou Faerber, Secretary        Ram Mukunda, President


Holders:                                        ALLIED CAPITAL CORPORATION


[Seal]

                                                By: /s/ SCOTT S. BINDER
                                                    ----------------------------
                                                    Scott S. Binder, Managing
                                                       Director

                                    EXHIBITS


Document                                                          Number
--------                                                          ------
Valuation of Warrants                                             2.12
Organizational Documents                                          3.01(a)
Jurisdictions of Authority as Foreign Corporation                 3.01(b)
Resolutions of Company's Board of Directors                       3.01(c)
Opinion of Company's Counsel                                      3.01(e)
Schedule of Litigation                                            3.03
Schedule of Real Property Leases                                  3.06(a)
Schedule of Material Agreements                                   3.06(b)
Management History                                                3.09
Schedule of Subsidiaries and Other Affiliates                     3.10
Schedule of Executive Officers and Directors                      3.11
Adverse Changes and Other Debts                                   3.12
Fully Diluted  Equity Spreadsheet                                 3.17

Schedule of Employment-Related Agreements                         3.23
Schedule of Related-Party Transactions                            3.24
Schedule of Regulatory Licenses Exceptions                        3.27A
Schedule of Authorization                                         3.27B
Schedule of Regulatory Proceedings                                3.29
Insurance Certificate                                             4.10


                  (c) COVENANTS.

                        (i) the Company defaults in the observance or performance of any of the covenants or agreements contained in Sections 4.6, 4.7, 4.12, 4.13 or 5.5 or any other subsection of this Section 7.1 of this Agreement, except in the case of breaches of Sections 4.6 and 4.7, with respect to litigation, defaults and judgments which are not reasonably likely to result in a Material Adverse Effect or prejudice of any rights of the Holders; or

                        (ii) the Company defaults in the observance or performance of any of the covenants herein (except Sections 4.6, 4.7, 4.12, 4.13 or 5.5) and such default continues unremedied for a period of thirty (30) days after notice thereof being given by Majority Holders to the Company, unless if such default cannot reasonably be remedied within thirty (30) days, the Company commences efforts to remedy such default within thirty (30) days after notice thereof is given to the Company and such default is remedied within forty-five
(45) days after notice of such default is given to the Company.

                  (d) LOAN DOCUMENTS. The Company defaults in the observance or performance of any of the covenants or agreements contained in any Loan Document to which it is a party which continues beyond the expiration of any notice and cure period pertaining thereto;

                  (e) INVOLUNTARY BANKRUPTCY OR RECEIVERSHIP PROCEEDINGS. A receiver, conservator, liquidator or trustee of the Company, any Restricted Subsidiary or of their property is appointed by order or decree of any court or agency or supervisory authority having jurisdiction; or an order for relief is entered against the Company under the U.S. Bankruptcy Code; or the Company or any Restricted Subsidiary is adjudicated bankrupt or insolvent; or any material portion of the properties of the Company or any Restricted Subsidiary is sequestered by court order and such order remains in effect for more than sixty
(60) days after the Company obtains Knowledge thereof; or a petition is filed against the Company or any Restricted Subsidiary under any state, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or receivership law of any jurisdiction, whether now or hereafter in effect, and such petition is not dismissed within sixty (60) days;

                  (f) VOLUNTARY PETITIONS. The Company or any Restricted Subsidiary files a petition under the U.S. Bankruptcy Code or seeks relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any case or petition against it under any such law;

                  (g) ASSIGNMENTS FOR BENEFIT OF CREDITORS. The Company or any Restricted Subsidiary makes a general assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator of all or any part of its property;

                  (h) UNDISCHARGED JUDGMENTS. Judgment for the payment of money for an amount in any individual case in excess of $1,000,000 or for any amount when the aggregate amount of all judgements against the Company exceeds $5,000,000 (excluding any portion thereof that an insurance company has agreed in a writing to the Holders to pay) is rendered against the Company or any Restricted Subsidiary, and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution is not effectively stayed, or any action is legally taken by a judgment creditor to levy upon assets or properties of the Company or any Restricted Subsidiary to enforce such judgment; or

                  (i) ATTACHMENT. A writ or warrant of attachment, seizure or any similar process involving an amount in any individual case in excess of $1,000,000 or for any amount when the aggregate amounts involved in all such process pending against the Company and the Restricted Subsidiaries exceeds $5,000,000, shall be issued by any court against all or any material portion of the property of the Company or any Restricted Subsidiary, and such writ or warrant of attachment or any similar process is not released or bonded within thirty (30) days after its entry.

Section 7.2 REMEDIES.

                  (a) DEFAULT RATE OF INTEREST. If (i) the Company fails to make payment on the due date of any principal or interest installment on the Notes or
(ii) an uncured Event of Default shall occur and be continuing, interest shall accrue in respect of the Loan at the Default Rate, according to the terms of the Notes until such payment is made or such Event of Default is cured.

                  (b) ACCELERATION. Upon the occurrence of any Event of Default, Holders may:

                        (i) by written notice to the Company, declare the entire principal amount of the Loan then outstanding, including interest accrued thereon, together with all other fees and charges payable in connection with the Loan, to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor or other notice of default of any kind, all of which are hereby expressly waived by the Company; and

                        (ii) avail themselves of any other rights or remedies provided by applicable law; and

                        (iii) set-off any funds of the Company in the possession of Holders against any amounts then due by the Company to Holders pursuant to this Agreement.

                                   ARTICLE 8
                              CONDITIONS TO CLOSING

The obligations of the Holders to fund the Loan and purchase the Warrants at Closing shall be subject to the satisfaction, prior to or at Closing, of the following conditions:

Section 8.1 ISSUANCE OF NOTES AND WARRANTS. The Company shall have issued to each Holder the respective Notes and Warrants to be issued and sold to such Holder hereunder.

Section 8.2 TRANSACTION DOCUMENTS. The Holders shall have received, in form and substance satisfactory to them and its counsel, this Agreement, the other Loan Documents , duly executed, and each such document shall be in full force and effect.

Section 8.3 CERTIFIED DOCUMENTS. The Company shall have delivered or caused to be delivered to the Holders copies of the following documents, duly certified, or the following certificates, as applicable:

                  (a) Certificates, signed by the Secretary or an Assistant Secretary of the Company, dated as of the Closing Date, as to (i) the incumbency, and containing the specimen signatures of the Persons authorized to execute on behalf of the Company the Loan Documents, together with evidence of the incumbency of such Secretary or Assistant Secretary, and (ii) the authenticity of the Company's Certificate of Incorporation and Bylaws; and

                  (b) A certificate of status or good standing of each of the Company, Startec Global Operating Company and Startec Global Licensing Company from the jurisdiction of its incorporation, in each case, dated within thirty
(30) days of the Closing Date.

Section 8.4 REPRESENTATIONS AND WARRANTIES; NO DEFAULT; NO ADVERSE CHANGE. The representations and warranties of the Company contained in this Agreement shall be true in all material respects on the Closing Date except as affected by the consummation of the subject transactions, and there shall exist on such date and after giving effect to such transactions, no Event of Default or breach of any Loan Document. The Company shall have delivered to the Holders an Officer's Certificate, dated the Closing Date, to all such effects.

Section 8.5 OPINION OF COUNSEL. The Holders shall have received the opinion or opinions of counsel to the Company addressed to the Holders and dated the Closing Date, in the form of EXHIBIT 3.01(e) and otherwise satisfactory in form and substance to Holders and their counsel.

Section 8.6 TRANSACTION PERMITTED BY APPLICABLE LAWS; NO INJUNCTION. The entry into the Loan and the sale and purchase of the Warrants hereunder shall not be prohibited by any applicable law or governmental regulation. No preliminary, temporary or permanent injunction or restraining order or other binding order, decree or ruling issued by a court or governmental agency, shall be in effect or be pending which shall or would have the effect of preventing the consummation of the transactions contemplated by this Agreement.

Section 8.7 COMPLIANCE WITH SECURITIES LAWS. The offering, issuance, and sale by the Company of the Notes and Warrants shall have complied with all applicable requirements of federal and state securities laws, and the Holders shall have received evidence of such compliance in form and substance satisfactory to them.

Section 8.8 APPROVALS AND CONSENTS. The Holders shall have received evidence reasonably satisfactory to them that the Company has received all material authorizations, consents, approvals, licenses, permits, and certificates by or of all governmental bodies in each case, necessary for the issuance of the Notes and Warrants, and the execution and delivery of the Loan Documents, and all of the foregoing shall be in full force and effect on the Closing Date.

Section 8.9 EXPENSES. The Company shall have paid all of the reasonable fees, costs, and expenses (including all out-of-pocket due diligence costs and expenses) incurred by the Holders, including the fees and expenses of Holders' counsel Dickstein Shapiro Morin & Oshinsky LLP.

Section 8.10 STRUCTURING FEE. The Holders shall have received payment, in immediately available funds, of a structuring fee in an aggregate amount equal to Four Hundred Thousand ($400,000) (the " Structuring Fee").

Section 8.11 INSURANCE. The Company shall have furnished evidence satisfactory to the Holders that it has the insurance required by Section 4.10.

Section 8.12 DUE DILIGENCE. The Holders shall have completed their financial and legal due diligence with the respect to the Company its management and its industry, the results of which shall be satisfactory to the Holders.

                                   ARTICLE 9
                            REDEMPTION OR DEFEASANCE

Section 9.1 MATURITY OF NOTES UPON CHANGE OF CONTROL.

              Subject to the Company's rights of defeasance and covenant defeasance under this Article:

                  (a) Upon the occurrence of a Change of Control and the written demand of the Holder of the relevant Note, the unpaid principal balance of each Note, and all accrued and unpaid interest thereon, plus any interest premium payable as provided below, shall become due and payable.

                  (b) If a Change of Control shall occur within one (1) year of the Closing Date, there shall become payable with respect to each Note an interest premium equal to seven percent (7%) of the balance of principal remaining unpaid on the date the Change of Control occurs; if a Change of Control occurs between one (1) year after the Closing Date and the second anniversary of the Closing Date, there shall become payable with respect to each Note an interest premium equal to five percent (5%) of the balance of principal remaining unpaid on the date the Change of Control occurs.

                  (c) The Company shall comply with Rule 14e-1 under the Exchange Act and any rules and regulations thereunder to the extent such rules and regulations are applicable in the event that a Change of Control occurs and the Company is required to repay the Notes under this Section 9.1.

Section 9.2 DEFEASANCE AND DISCHARGE. Upon meeting the conditions set forth in
Section 9.4 hereof, the Company may, by written notice to Holders, exercise the right to be deemed to have been discharged from its obligations with respect to all Notes on the date the conditions set forth in Section 9.4 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 9.5 and the other Sections of this Agreement referred to in (A) and (B) below, and to have satisfied all its other obligations under such Notes and this Agreement insofar as such Notes are concerned (and the Holders, at the expense of the Company, shall execute proper instruments acknowledging same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Notes to receive payments (solely from monies deposited in trust) in respect of the principal of, premium, if any, and accrued interest on such Notes when such payments are due, and (B) this Article 9. Subject to compliance with this
Article 9, the Company may exercise its rights under this Section 9.2 notwithstanding the prior exercise of its rights under Section 9.3 with respect to the Notes.

Section 9.3 COVENANT DEFEASANCE. Upon meeting the conditions set forth in
Section 9.4 hereof, the Company may, by written notice to Holders, exercise the right to be released from its obligations under any covenant contained in Sections 4.10, 4.4, 4.2, 4.12, and Articles 5 and 6

(other than Section 6.9(a), (b) and (e) with respect to the Notes (hereinafter, "covenant defeasance"), and the Notes shall thereafter be deemed not to be "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default, but, except as specified above, the remainder of this Agreement and such Notes shall be unaffected thereby.

Section 9.4 CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE. The following shall be the conditions to application of either Section 9.2 or Section 9.3 to the
Notes:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with a trustee (who shall agree to comply with the provisions of this Article 9 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, (A) cash in United States dollars, (B) U.S. Government Obligations or (C) a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the trustee, to pay and discharge, and which shall be applied by the trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any), and accrued interest on the Notes on the Stated Maturity (or redemption date, if applicable) of such principal (and premium, if any) or installment of interest; provided that the trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Notes. Before such a deposit, the Company may give to the trustee a notice of its election to redeem all of the Notes at a future date, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States for the timely payment of which its full faith and credit is pledged or
(y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a "bank" (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                  (2) No Default or Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or, insofar as an event of bankruptcy under paragraph (e) or (f) of Section 7.1 hereof is concerned, at any time during the period ending on the 123rd day after the date of such deposit.

                  (3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than this Agreement) to which the Company is a party or by which it is bound.

                  (4) In the case of an election under Section 9.2, the Company shall have delivered to the trustee an opinion of counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since May 28, 1998, there has been a change in the applicable federal income tax law, in either case to the effect, and based thereon such opinion shall confirm, that Holders will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (5) In the case of an election under Section 9.3, the Company shall have delivered to the trustee an opinion of counsel to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (6) The Company shall have delivered to the trustee an Officer's Certificate and an opinion of counsel, each stating that all conditions precedent provided for relating to either the defeasance under
Section 9.2 or the covenant defeasance under Section 9.3 (as the case may be) have been complied with.

Section 9.5 DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

                  (a) All money and U.S. Government Obligations (including the proceeds thereof) deposited with a trustee pursuant to Section 9.4 in respect of the Notes shall be held in trust and applied by such trustee, in accordance with the provisions of such Notes and this Agreement, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                  (b) The Company shall pay and indemnify the trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 9.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders.

                  (c) Anything in this Article 9 to the contrary notwithstanding, the trustee shall deliver or pay to the Company from time to time upon its request any money or U.S. Government Obligations held by it as provided in Section 9.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

Section 9.6 REINSTATEMENT. If the trustee or any Paying Agent is unable to apply any money in accordance with Section 9.5 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Agreement and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 9.2 or 9.3, as the case may be, until such time as the trustee or Paying Agent is permitted to apply all such money in accordance with Section 9.5; provided, however, that if the Company makes any payment of principal of (or premium, if any) or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the trustee or Paying Agent.

Section 9.7 APPOINTMENT OF TRUSTEE. At the time Company exercises its rights under Sections 9.2 or 9.3 hereof, the Holders shall appoint a trustee satisfactory to Company or appoint a trustee upon Company's request (the "Trustee"), with full power and authority (including power of substitution), except as otherwise expressly provided in this Agreement, in the name of and for and on behalf the Holders, or in its own name as the Trustee, to take all actions required or permitted under Sections 9.2-9.6 hereof (including giving and receiving all accountings, reports, notices and consents). The authority conferred under this Section 9.7 shall be an agency coupled with an interest, and all authority conferred hereby is irrevocable and not subject to termination by the Holders or any of them, or by operation of law, whether by the dissolution or termination of any Holder or the occurrence of any other event. If the Trustee resigns or is otherwise unable to serve as the Trustee, the successor Trustee shall be designated in writing by the Holders. If any Holder should dissolve or terminate or if any other such event should occur, any action taken by the Trustee pursuant to this Section 9.7 shall be as valid as if such dissolution, termination or other event had not occurred, regardless of whether or not the Trustee or the Company shall have received notice of such dissolution, termination or other event.

Section 9.8 SECTION 9.1 NOT APPLICABLE. Upon the Company meeting the conditions of Section 9.4 hereof and exercising its right of defeasance or covenant defeasance under Section 9.2 or 9.3 hereof, Section 9.1 shall no longer be applicable to the Company.

                                   ARTICLE 10
                  TERMINATION OF COVENANTS/REMOVAL OF COVENANTS

              If the Loan has been fully paid and the Company's Shares are Publicly Traded (as defined in the Warrants), then all Sections of Articles 4, 5 and 6 shall be terminated. Any covenants herein which cease to be in effect upon repayment of the Notes, shall be in effect if Holders are required to disgorge any previous repayments.

                                   ARTICLE 11
                             FEES AND COSTS; DEPOSIT

Section 11.1 FEES AND COSTS. The Company shall pay:

                  (a) All costs, brokerage and other commissions, due diligence costs, reasonable legal fees and other fees and expenses actually incurred by the Company or the Holders in connection with the execution of the Loan Documents and the transactions contemplated by this Agreement;

                  (b) A Structuring Fee to Holders of Four Hundred Thousand Dollars ($400,000) at Closing;

                  (c) All of Holders' reasonable expenses of any nature actually incurred, which may be reasonably necessary, either before or after a Default or an Event of Default hereunder, for the enforcement or preservation of Holders' rights under this Agreement, the Notes, the Warrants, or any other agreement between the Holders and the Company as mentioned herein, including but not limited to reasonable attorneys' fees, appellate costs and fees, and costs incurred by any Holder as a participant in any bankruptcy proceeding, workout, debt restructuring, extension of maturity or document amendment, involving the Company or any other obligor under the Notes;

                  (d) All costs and fees, including reasonable attorneys' fees and expenses, incurred by any of Holders or their Affiliates in connection with:

                        (i) any suit, action or claim of Holders to enforce the provisions of the Loan Documents or any other document in connection with the transactions contemplated by this Agreement; and

                        (ii) any suit, action, claim or other liability asserted against any of Holders or their Affiliates by the Company in which the Company does not prevail with respect to substantially all of its claims.

Section 11.2 DEPOSIT. The Holders acknowledge receipt of a deposit of Seventy-Five Thousand Dollars ($75,000) to be credited against sums payable by the Company pursuant to Section 11.1(a) hereof.

                                   ARTICLE 12
                                 INDEMNIFICATION

              The Company will indemnify Holders and their directors, officers, employees, agents and controlling Persons (hereinafter collectively, "Indemnitees") against, and hold each such Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including attorneys' fees and expenses) incurred by or asserted against Holders or any such Indemnitee arising out of, in any way connected with, or resulting from the following:

                  (a) this Agreement, the other documents contemplated hereby, the performance by the parties hereto and thereto of their respective obligations hereunder and thereunder, or consummation of the transactions contemplated hereby and thereby;

                  (b) any and all liability and loss with respect to or resulting from any and all claims for or on account of any broker's finder's fees or commissions with respect to this transaction as may have been created by the Company or its officers, partners, employees or agents, together with any stamp or excise taxes which may become payable in connection with this transaction or the issuance of stock hereunder; and

                  (c) any claim, litigation investigation or proceeding relating to any of the foregoing, whether or not Holders or any such person is a party thereto;

              PROVIDED, HOWEVER, that any such indemnity shall not apply to any such losses, claims, damages, liabilities or related expenses arising from Holders' gross negligence or willful misconduct. THIS SECTION IS INTENDED TO INDEMNIFY THE INDEMNITEES FROM THE RESULTS OF THEIR OWN ORDINARY NEGLIGENCE.

              The provisions of this Section shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of the Notes, the invalidity or unenforceability of any term or provision of this Agreement or any Loan Documents, or any investigation made by or on behalf of Holders. All amounts due under this Article shall be payable on written demand therefor.

                                   ARTICLE 13
                                    REMEDIES

Section 13.1 CUMULATION. None of the rights or remedies of the Holders provided herein shall be exclusive, but each shall be cumulative with and in addition to every other right or remedy of Holders, now or hereafter existing, at law or in equity, by statute, agreement or otherwise.

Section 13.2 NO IMPLIED WAIVER. No course of dealing between a Holder and any other party hereto, or any failure or delay on the part of a Holder in exercising any rights or remedies hereunder, shall operate as a waiver of any rights or remedies of any Holder under this or any other applicable agreement. No single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

                                   ARTICLE 14
                    Holders' Covenants As To Confidentiality

Section 14.1 CONFIDENTIAL INFORMATION; INSIDER TRADING. For the purposes of this
Article 14, "Confidential Information" means information delivered previous to, at or after the execution of this Agreement to any of the Holders, or to any of their directors, officers, employees, representatives, Affiliates, associates or advisors (collectively, "REPRESENTATIVES") in connection with the transactions contemplated by or otherwise pursuant to this Agreement that was maintained or created by or is otherwise proprietary to the Company. Confidential Information shall be deemed to include all analyses, compilations, forecasts, projections, studies or other documents prepared by any of the Holders or their Representatives in connection with its or their review of the transactions hereunder which contain, reflect or are based upon, in whole or in part, the Confidential Information; PROVIDED THAT the term "Confidential Information" will not include information which (i) is or becomes publicly available other than as a result of a disclosure by any of the Holders or any of their Representatives, or (ii) is or becomes available to any of the Holders on a nonconfidential basis from a source (other than the Company) which, to the best of the Holders' knowledge after due inquiry, is not prohibited from disclosing such information to any of the Holders by a legal, contractual or fiduciary obligation to the Company. Each such Person receiving Confidential Information will maintain the strict confidentiality of such Confidential Information and will not (except as provided below), without the Company's prior written consent, disclose any Confidential Information in any manner whatsoever, and will not use any Confidential Information for any purpose whatsoever other than in connection with the transactions contemplated by this Agreement,

PROVIDED THAT such Person may deliver or disclose Confidential Information to
(i) its Representatives (to the extent such disclosure reasonably relates to the administration of the investment represented by its Loans and provided that such Person agrees to be bound by the provisions of this Article 14 with respect to such Confidential Information), or (ii) any other Person to which such delivery or disclosure is required (x) to effect compliance with any law, rule, regulation or order applicable to such Person, (y) in response to any subpoena or other legal process, or (z) in connection with any litigation to which such Person is a party, PROVIDED that, in the case of any delivery or disclosure contemplated by any of the foregoing clauses (ii) such Person shall, unless prohibited by law, notify the Company prior to such delivery of disclosure so that the Company may seek a protective order or other appropriate remedy or, in the Company's sole discretion, waive compliance with the terms of this Article
14. In the event that no such protective order or other remedy is obtained, or that the Company waives compliance with the terms of this Article 14, the Holders will furnish only that portion of the Confidential Information which the Holders reasonably determine to be legally required. The Holders agree that they will be responsible for any breach of this Article 14 by any of their Representatives. With respect to any Confidential Information, Holders and their Representatives shall be deemed to have discharged their obligations to the Company under this Article 14 in any case where they employ the same degree of diligence and the same procedures to protect such information as they employ with respect to confidential information of the Holders.

Section 14.2 PUBLICITY. The Holders will not issue any press release or otherwise make any public announcement with respect to this Agreement or the subject matter hereof without first consulting with the Company.

                                   ARTICLE 15
                                     PARTIES

              This Agreement will bind and accrue to the benefit of the Company, the Holders, any holders of the Warrants or the Notes, and their successors and assigns. Any purchaser, assignee, transferee or pledgee of the Warrants or Notes, or any document arising in connection with the transaction subject to this Agreement (or any of them), sold, assigned, transferred, pledged or repledged by a Holder shall forthwith become vested with and entitled to exercise all rights and remedies provided herein to Holders, as if said purchaser, assignee, transferee or pledgee were originally named in this Agreement in place of the Holders.

                                   ARTICLE 16
                                     NOTICE

              All notices or communications under this Agreement or the Warrants or Notes shall be in writing and mailed, postage prepaid, or delivered as follows:

             To Holders:           Allied Capital Corporation
                                   1919 Pennsylvania Avenue, NW, 3rd Floor
                                   Washington, D.C. 20006
                                   Attn:  Scott S. Binder, Managing Director

                                   and to

                                   Dickstein Shapiro Morin & Oshinsky LLP
                                   2101 L Street, NW
                                   Washington, D.C. 20037
                                   Attn:  David P. Parker, Esquire

             To the Company:       Startec Global Communications Corporation
                                   10411 Motor City Drive
                                   Bethesda, MD  20817
                                   Attn:  Ram Mukunda, President
                                   and Yolanda Stefanou Faerber, General Counsel


or, to such subsequent addresses as may hereafter be specified by the parties. Rejection or other refusal to accept, or the inability to deliver because of a changed address of which no notice was given, shall not affect the date of such notice sent in accordance with the foregoing provisions. Each such notice, request or other communication shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of the messenger or the answer back being deemed conclusive evidence of such delivery).

                                   ARTICLE 17
                           RELATIONSHIP OF THE PARTIES

              This Agreement provides, among other things, for the making of loans by Holders, in their capacity as lenders, to the Company, in its capacity as a borrower, and for the payment of interest and repayment of principal by the Company to Holders. The provisions herein requiring compliance with financial covenants and delivery of financial statements are intended solely for the benefit of Holders to protect their interests as lenders in assuring payments of interest and repayment of principal, and as warrant or stock holders in preserving their equity stake in the Company. Nothing contained in this Agreement shall be construed as permitting or obligating Holders to act as financial or business advisors or consultants to the Company, as permitting or obligating Holders to control the Company or to conduct the Company's operations, as creating any fiduciary obligation on the part of Holders to the Company, or as creating any joint venture, agency or other relationship between the parties, other than as explicitly and specifically stated in this Agreement. A Holder is not, and shall not be construed as, a partner, joint venturer, alter-ego, manager, controlling person, operator or other business participant of any kind of the Company; neither Holders nor the Company intend Holders to assume such status, and, accordingly, Holders shall not be deemed responsible for or a participant in any acts or omissions of the Company. The Company represents that it has the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and with respect to all matters contained herein.

                                   ARTICLE 18
    CONTROLLING LAW; VENUE AND NON-EXCLUSIVE JURISDICTION; SERVICE OF PROCESS

              This Agreement shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the District of Columbia, without regard to its principles of conflicts of law. Venue for any adjudication hereof may be in the courts of the District of Columbia or the federal courts in the District of Columbia, to the jurisdiction of which courts all undersigned parties hereby submit as the agreement of such parties, as not inconvenient, and as not subject to review by any court other than such courts in the District of Columbia. All parties intend and agree that the courts of jurisdictions in which the Company is incorporated and conducts its business shall afford full faith and credit to any judgment rendered by a court of the District of Columbia against the Company or other obligees hereunder, and that such District of Columbia and federal courts shall have IN PERSONAM jurisdiction to enter a valid judgment against the Company or other obligees hereunder. Service of any summons and/or complaint and any other process which may be served on the Company in any action in respect hereto, may be made by mailing via registered mail, or delivering a copy of such process to the Company at its address specified above. The parties hereto agree that this submission to jurisdiction and consent to service of process are reasonable and made for the express benefit of Holders.

                                   ARTICLE 19
                             WAIVER OF TRIAL BY JURY

              EACH PARTY TO THIS AGREEMENT WAIVES ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS OF ANY KIND DIRECTLY OR INDIRECTLY ARISING FROM OR RELATING TO THIS AGREEMENT, THE LOAN, THE LOAN DOCUMENTS OR THE DEALINGS OF THE PARTIES IN RESPECT THERETO. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THIS ARTICLE IS A MATERIAL TERM OF THIS AGREEMENT AND THAT THE HOLDERS WOULD NOT EXTEND ANY FUNDS HEREUNDER IF THIS WAIVER OF JURY TRIAL WERE NOT A PART OF THIS AGREEMENT. EACH PARTY HERETO ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT IT MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH, OR THE OPPORTUNITY TO CONSULT WITH, COUNSEL OF ITS CHOICE. EACH PARTY HERETO AGREES THAT ALL SUCH CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF COMPETENT JURISDICTION, WITHOUT A JURY.

                                   ARTICLE 20
                               CAPTIONS; SEVERANCE

              The captions in this Agreement and the Warrants and Notes are inserted for convenience of reference only and shall be construed neither to limit nor amplify the meaning of the other text of such documents. To the extent any provision herein violates any applicable law, such provision shall be void and the balance of this Agreement shall remain unchanged.

                                   ARTICLE 21
                         COUNTERPARTS; ENTIRE AGREEMENT

              This Agreement may be executed in as many counterpart copies and with as many counterpart signature pages as may be convenient. It shall not be necessary that the signature of, or on behalf of, each party appear on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each party appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement; it shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties. This Agreement, the Warrants, the Notes, the Exhibits hereto and the documents mentioned herein set forth the entire agreements and understandings of the parties hereto in respect of this transaction. Any verbal agreements in respect of this transaction are hereby terminated. The terms herein may not be changed verbally but only by a writing signed by the party against which enforcement of the change is sought.

                                   ARTICLE 22
                      DEFINITIONS AND RULES OF CONSTRUCTION

Section 22.1 DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms shall have the meanings as follow:

                  (a) "ACQUIRED INDEBTEDNESS" or "ACQUIRED PREFERRED STOCK' means Indebtedness or Preferred Stock, as the case may be, of a Person existing at the time such Person becomes a Restricted Subsidiary or Indebtedness assumed in connection with an Asset Acquisition by the Company or a Restricted Subsidiary and not incurred in connection with, or in anticipation of, such Person becoming a Restricted Subsidiary or such Asset Acquisition; provided that Indebtedness or Preferred Stock, as the case may be, of such Person which is redeemed, defeased, retired or otherwise repaid in full at the time of or immediately upon the consummation of the transactions by which such Person becomes a Restricted Subsidiary or such Asset Acquisition shall not be considered as Indebtedness or Preferred Stock.

                  (b) "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, is defined to mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  (c) "AFFILIATED PERSON" shall have the definition for such term set forth in Section 2(a)(3) of the Investment Company Act of 1940, as amended.

                  (d) "AGREEMENT" is defined as this Investment and Loan Agreement and the exhibits and schedules hereto, as the same may be amended, supplemented, extended, modified or replaced in accordance with the terms hereof.

                  (e) "ASSET ACQUISITION" means (i) an investment by the Company or any of its Restricted Subsidiaries in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Company or shall be merged into or consolidated with the

Company or any of its Restricted Subsidiaries or (ii) an acquisition by the Company or any of its Restricted Subsidiaries of the property and assets of any Person (other than the Company or any of its Restricted Subsidiaries) that constitute substantially all of a division or line of business of such Person.

                  (f) "ASSET DISPOSITION" means the sale or other disposition by the Company or any of its Restricted Subsidiaries (other than to the Company or another Restricted Subsidiary of the Company) of (i) all or substantially all of the Capital Stock of any Restricted Subsidiary of the Company or (ii) all or substantially all of the assets that constitute a division or line of business of the Company or any of its Restricted Subsidiaries.

                  (g) "ASSET SALE" means any sale, transfer or other disposition (including by way of merger, consolidation or Sale-Leaseback Transactions) in one transaction or a series of related transactions by the Company or any of its Restricted Subsidiaries to any Person (other than the Company or any of its Restricted Subsidiaries) of (i) all or any of the Capital Stock of any Restricted Subsidiary (other than in respect of any director's qualifying shares or investments by foreign nationals mandated by applicable law), (ii) all or substantially all of the property and assets of an operating unit or business of the Company or any of its Restricted Subsidiaries or (iii) any other property and assets of the Company or any of its Restricted Subsidiaries outside the ordinary course of business of the Company or such Restricted Subsidiary and, in each case, that is not governed by Section 6.9 and which, in the case of any of clause (i), (ii) or (iii) above, whether in one transaction or a series of related transactions, (a) have a fair market value in excess of One Million Dollars ($1,000,000) or (b) are for net proceeds in excess of One Million Dollars ($1,000,000); provided that sales or other dispositions of inventory, receivables and other current assets in the ordinary course of business shall not be included within the meaning of "Asset Sale."

                  (h) "ATTRIBUTABLE VALUE" means, as to any particular lease under which any Person is at the time liable, other than a Capitalized Lease Obligation, and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining term thereof (whether or not such lease is terminable at the option of the lessee prior to the end of such term), including any period for which such lease has been, or may, at the option of the lessor, be extended, discounted from the last date of such term to the date of determination at a rate per annum equal to the discount rate which would be applicable to a Capitalized Lease Obligation with like term in accordance with GAAP. The net amount of rent required to be paid under any lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of insurance, taxes, assessments, utility, operating and labor costs and similar charges. "Attributable Value" means, as to a Capitalized Lease Obligation under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with GAAP.

                  (i) "AUTHORIZATION" shall have the meaning set forth in
Section 3.27 hereof.

                  (j) "AVERAGE LIFE" means, with respect to any Indebtedness, as at any date of determination, the quotient obtained by dividing (i) the sum of the products of (A) the number of years from such date to the date or dates of each successive scheduled principal payment

(including, without limitation, any sinking fund requirements) of such Indebtedness and (B) the amount of each such principal payment by (ii) the sum of all such principal payments.

                  (k) "BOARD OF DIRECTORS" means the board of directors of the Company or its equivalent, including managers or members of a limited liability company, general partners of a partnership, limited partnership or limited liability partnership or trustees of a business trust, or any duly authorized committee thereof.

                  (l) "BUSINESS" shall have the meaning set out in Section 3.2(a) hereof.

                  (m) "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

                  (n) "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether now outstanding or issued after the date of this Agreement, including, without limitation, all Common Stock and Preferred Stock.

                  (o) "CAPITALIZED LEASE OBLIGATION" means any obligation under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose of this Agreement, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

                  (p) "Change of Control" means such time as (i) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50.0% of the total voting power of the then outstanding Voting Stock of the Company, or Subsidiary Holdings; (ii) individuals who at the beginning of any period of two consecutive calendar years constituted the Board of Directors (together with any directors who are members of the Board of Directors on the date hereof and any new directors whose election by the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the members of the Board of Directors then still in office who either were members of the Board of Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board of Directors then in office;
(iii) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any such "person" or "group" (other than to the Company or a Restricted Subsidiary); (iv) the merger or consolidation of the Company with or into another corporation or the merger of another corporation with or into the Company in one or a series of related transactions with the effect that, immediately after such transaction, any such "person" or "group" of persons or entities shall have become the beneficial owner of securities of the surviving corporation of such merger or consolidation representing a majority of the total voting power of the then outstanding Voting Stock of the surviving corporation; or (v) the adoption of a plan relating to the liquidation or dissolution of the Company.

                  (q) "CLOSING" is defined as the consummation of this Agreement.

                  (r) "CLOSING DATE" shall mean the day on which the Closing occurs.

                  (s) "COMMITMENT LETTER" is defined as the letter dated June 16, 2000 from Allied Capital Corporation to the Company.

                  (t) "COMMON STOCK" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however, designated, whether voting or non-voting) of such Person's common stock, whether our outstanding or issued after the date of this Agreement, including, without limitation, all series and classes of such common stock.

                  (u) "COMMUNICATIONS ACT OF 1934" shall mean the Communications Act of 1934, as amended.

                  (v) "COMPANY" shall have the definition set out in the preamble hereof.

                  (w) "CONFIDENTIAL INFORMATION" shall have the meaning set forth in Section 14.1.

                  (x) "CONSOLIDATED CASH FLOW" means, for any period, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) income taxes, to the extent such amount was deducted in calculating Consolidated Net Income (other than income taxes (either positive or negative) attributable to extraordinary and non-recurring gains or losses or sales of assets), (iv) depreciation expense, to the extent such amount was deducted in calculating Consolidated Net Income, (v) amortization expense, to the extent such amount was deducted in calculating Consolidated Net Income, and
(vi) all other non-cash items reducing Consolidated Net Income (excluding any non-cash charge to the extent that it represents an accrual of or reserve for cash charges in any future period), less all non-cash items increasing Consolidated Net Income, all as determined on a consolidated basis for the Company and its Restricted Subsidiaries in conformity with GAAP.

                  (y) "CONSOLIDATED INTEREST EXPENSE" means, for any period, the aggregate amount of interest in respect of Indebtedness (including capitalized interest, amortization of original issue discount on any Indebtedness and the interest portion of any deferred payment obligation, calculated in accordance with the effective interest method of accounting; all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing; the net costs associated with Interest Rate Agreements; and interest on Indebtedness that is Guaranteed or secured by the Company or any of its Restricted Subsidiaries) and all but the principal component of rentals in respect of Capitalized Lease Obligations paid, accrued or scheduled to be paid or to be accrued by the Company and its Restricted Subsidiaries during such period.

                  (z) "CONSOLIDATED NET INCOME" means, with respect to any Person, for any period, the consolidated net income (or loss) of such Person and its Restricted Subsidiaries for such period as determined in accordance with GAAP, adjusted, to the extent included in calculating such net income, by excluding, without duplication, (i) all extraordinary gains or losses, (ii) net income (or loss) of any Person combined in such Person or one of its Restricted Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (iii) gains or losses (on an after-tax basis) in respect of any Asset Sales by such Person or one of its Restricted Subsidiaries,
(iv) the net income of any Restricted Subsidiary of such Person to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Restricted Subsidiary or its stockholders, (v) any gain or loss realized as a result of the cumulative effect of a change in accounting principles, (vi) any amount paid or accrued as dividends on preferred stock of the Company or preferred stock of any Restricted Subsidiary owned by Persons other than the Company and any of its Restricted Subsidiaries, (vii) restructuring charges, (viii) charges relating to the write-off of acquired in-process research and development expenses and other intangible assets of a Person in connection with the application of the purchase method of accounting and (ix) the net income (or loss) of any Person (other than net income (or loss) attributable to a Restricted Subsidiary) in which any Person (other than the Company or any of its Restricted Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Restricted Subsidiaries by such other Person during such period.

                  (aa) "CONSOLIDATED NET WORTH" means, at any date of determination, stockholders' equity as set forth on the most recently available quarterly or annual consolidated balance sheet of the Company and its Subsidiaries (which shall be as of a date not more than 90 days prior to the date of such computation), less any amounts attributable to Redeemable Stock or any equity security convertible into or exchangeable for Indebtedness, the cost of treasury stock and the principal amount of any promissory notes receivable from the sale of the Capital Stock of the Company or any of its Subsidiaries, each item to be determined in conformity with GAAP (excluding the effects of foreign currency exchange adjustments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 52).

                  (bb) "CREDIT FACILITIES" means one or more debt facilities or commercial paper facilities with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing or securitizations (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

                  (cc) "CUMULATIVE CONSOLIDATED CASH FLOW" means, for the period beginning on May 28, 1998 through and including the end of the last fiscal quarter (taken as one accounting period) preceding the date of any proposed Restricted Payment, Consolidated Cash Flow of the Company and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

                  (dd) "CUMULATIVE CONSOLIDATED FIXED CHARGES" means the Consolidated Interest Expense plus dividends declared and payable on Preferred Stock of the Company and its Restricted Subsidiaries for the period beginning on May 28, 1998 through and including the end of the last fiscal quarter (taken as one accounting period) preceding the date of any proposed Restricted Payment, determined on a consolidated basis in accordance with GAAP.

                  (ee) "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement and any other arrangement and agreement designed to provide protection against fluctuations in currency (or currency unit) values.

                  (ff) "DEFAULT" is defined as any Event of Default, and any event or circumstance which, upon notice and/or the lapse of time, will constitute an Event of Default.

                  (gg) "DEFAULT RATE" is defined as an eighteen percent (18%) rate of interest.

                  (hh) "DEFEASANCE" has the meaning specified in Section 9.2.

                  (ii) "DEMAND REGISTRATION" shall have the meaning set forth in
Section 2.3.

                  (jj) "DUE DILIGENCE CERTIFICATE" shall have the definition set out in SECTION 3.7(A) hereof.

                  (kk) "EBITDA" is defined as (i) net income; plus, (ii) in each case, to the extent deducted in determining net income for the relevant period
(A) taxes, (B) interest expenses and (c) amortization, depreciation and similar non cash charges; and minus (iii) to the extent included in determining net income for such period, extraordinary gains; all calculated in accordance with GAAP.

                  (ll) "ELIGIBLE ACCOUNTS RECEIVABLE" means the accounts receivable (net of any reserves and allowances for doubtful accounts in accordance with GAAP) of any Person arising in the ordinary course of business that are not more than ninety (90) days past their due date, as shown on the most recent consolidated balance sheet of such Person filed with the Securities and Exchange Commission, all in accordance with GAAP.

                  (mm) "ELIGIBLE INSTITUTION" means a commercial banking institution that has combined capital and surplus of not less than $500 million or its equivalent in foreign currency, and has outstanding debt with a rating of "A-3" or higher according to Moody's Investors Service, Inc., or "A-" or higher according to Standard & Poor's Ratings Services (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act)), at the time as of which any investment or rollover therein is made.

                  (nn) "ERISA" is defined as the Employee Retirement Income Security Act of 1974.

                  (oo) "EVENT OF DEFAULT" has the meaning as set forth in
Section 7.1.

                  (pp) "EXCESS PROCEEDS OFFER" has the meaning set forth in
Section 6.6(c).

                  (qq) "EXCESS PROCEEDS PAYMENT" has the meaning set forth in
Section 6.6(c).

                  (rr) "EXCESS PROCEEDS PAYMENT DATE" has the meaning set forth in Section 6.6(d).

                  (ss) "EXCHANGE ACT" is defined as the SECURITIES EXCHANGE ACT OF 1934, as amended.

                  (tt) "EXECUTIVE OFFICERS" is defined, with respect to a Person as of a particular date, as the individuals serving as the Person's chief executive officer, president, chairman of the board of directors, chief financial officer, and chief operating officers, collectively, on the relevant date.

                  (uu) "FAIR MARKET VALUE" means, with respect to any asset or property, the sale value that would be obtained in an arm's length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy.

                  (vv) "FCC" shall mean the Federal Communications Commission.

                  (ww) "FINANCIAL STATEMENTS" shall have meaning set forth in
Section 3.5.

                  (xx) "FULLY DILUTED BASIS" is defined as the convention whereby, for the purpose of calculating and expressing relative ownership rights of a corporation or other legal entity, all outstanding options, warrants, convertible obligations, and other securities of such entity which are exercisable or exchangeable for common stock or other corresponding participating equity interests in the entity, are presumed to have been exercised, converted or exchanged (as the case may be) for such stock or interests in full.

                  (yy) "GAAP" is defined as United States generally accepted accounting principles as established from time-to-time by the Financial Accounting Standards Board, consistently applied and maintained throughout the period indicated.

                  (zz) "GUARANTEE" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  (aaa) "HIGH-YIELD/PUBLIC DEBT" means the Company's payment obligations under the Indenture and the Indenture Notes.

                  (bbb) "HOLDERS" shall have the definition set out in the preamble hereof.

                  (ccc) "INCUR" or "Incurrence" means, with respect to any Indebtedness, to incur, create, issue, assume, Guarantee or otherwise become liable for or with respect to, or become responsible for, the payment of, contingently or otherwise, such Indebtedness, including an Incurrence of Indebtedness by reason of the acquisition of more than fifty percent (50%) of the Capital Stock of any Person; provided that neither the accrual of interest nor the accretion of original issue discount shall be considered an Incurrence of Indebtedness.

                  (ddd) "INDEBTEDNESS" means, with respect to any Person at any date of determination (without duplication), (i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto); (iv) except with respect to Trade Payables, all obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services; (v) all obligations of such Person as lessee under Capitalized Lease Obligations and the Attributable Value under any Sale-Leaseback Transaction of such Person; (vi) all indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such indebtedness is assumed by such Person; provided that the amount of such indebtedness shall be the lesser of (A) the fair market value of such asset at such date of determination or (B) the amount of such indebtedness;
(vii) all Indebtedness of other Persons Guaranteed by such Person to the extent such Indebtedness is Guaranteed by such Person; (viii) the maximum fixed redemption or repurchase price of Redeemable Stock of the Company or Preferred Stock of any Subsidiary at the time of determination; and (ix) to the extent not otherwise included in this definition, obligations under Currency Agreements and Interest Rate Agreements. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation; provided (x) that the amount outstanding at any time of any indebtedness issued with original issue discount is the face amount of such indebtedness less the remaining unamortized portion of the original issue discount of such indebtedness at such time as determined in conformity with GAAP and (y) that indebtedness shall not include any liability for federal, state, local, foreign or other taxes.

                  (eee) "INDEMNITEES" shall have the meaning set forth in
Article 12.

                  (fff) "INDENTURE" means that certain Indenture dated as of May 21, 1998 between Startec Global Communications Corporation, a Maryland corporation, and First Union National Bank, Trustee, regarding 12% Senior Notes due 2008 (the "Initial Notes"), and 12% Series A Senior Notes due 2008 (the "Exchange Notes"), in aggregate principal amount of $160,000,000, as amended by that certain First Supplemental Indenture dated as of February 28, 1999 made by and among Startec Global Communications Corporation, a Maryland corporation, Startec Global Holding Corporation, a Delaware corporation, and First Union National Bank, Trustee ("First Supplement"), which First Supplement was amended and restated by that certain Amended and Restated First Supplement Indenture dated as of February 28, 1999 made by Startec Global Communications Corporation, a Delaware corporation, and First Union National Bank, Trustee, and by that certain Second Supplemental Indenture dated as of August 20, 1999 made by Startec Global Communications Corporation, a Delaware corporation, and First Union National Bank, Trustee, and as it may be further amended and supplemented from time to time.

                  (ggg) "INDENTURE NOTES" means the Initial Notes and the Exchange Notes under the Indenture and as described in the definition of "Indenture."

                  (hhh) "INDIAN PARTNER" shall have the meaning set forth in
Section 3.27 hereof.

                  (iii) "INTEREST RATE AGREEMENT" means any interest rate swap agreements, interest rate cap agreements, interest rate insurance, and other arrangements and agreements designed to provide protection against fluctuations in interest rates.

                  (jjj) "INVESTMENT" in any Person means any direct or indirect advance, loan or other extension of credit (including, without limitation, by way of Guarantee or similar arrangement; but excluding advances to customers in the ordinary course of business that are, in conformity with GAAP, recorded as accounts receivable on the balance sheet of the Company or its Restricted Subsidiaries) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, bonds, notes, debentures or other similar instruments issued by, such Person. For purposes of the definition of "Unrestricted Subsidiary," and Sections 5.1 and 6.3, (i) "Investment" shall include (a) the fair market value of the assets (net of liabilities) of any Restricted Subsidiary of the Company at the time that such Restricted Subsidiary of the Company is designated an Unrestricted Subsidiary and shall exclude the fair market value of the assets (net of liabilities) of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary of the Company and (b) the fair market value, in the case of a sale of Capital Stock in accordance with Section
6.3 such that a Person no longer constitutes a Restricted Subsidiary, of the remaining assets (net of liabilities) of such Person after such sale, and shall exclude the fair market value of the assets (net of liabilities) of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary of the Company and (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined by the Board of Directors in good faith.

                  (kkk) "INVESTMENT COMPANY" shall have the definition for such term set out in the Investment Company Act of 1940, as amended.

                  (lll) "KNOWLEDGE" is defined as the actual knowledge of any of the Executive Officers or the general counsel of the Company, after due inquiry with respect to the relevant subject.

                  (mmm) "LIENS" means any mortgage, charge, pledge, security interest, encumbrance, lien (statutory or other), hypothecation, assignment for security or other encumbrance upon or with respect to any property of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any sale with recourse against the seller or any Affiliate of the seller, or any agreement to give any security interest).

                  (nnn) "LITIGATION SCHEDULE" shall have the meaning set forth in Section 3.3 hereof.

                  (ooo) "LOAN" shall have the definition set out in Recital C hereof.

                  (ppp) "LOAN DOCUMENTS" is defined as this Agreement, the Notes, the Warrants and each agreement, certificate or instrument delivered by the Company or its Subsidiaries pursuant to the terms of any of the foregoing, collectively with all modifications, extensions, renewals and replacements thereof and therefor.

                  (qqq) "MAJORITY HOLDERS" is defined as (a) holders of more than fifty percent (50%) of the outstanding principal balance of the Notes outstanding at the time of determination, or (b) if the Notes have been repaid in full, Holders owning greater than fifty percent (50%) of the Common Stock issued or issuable pursuant to the Warrants.

                  (rrr) "MARKETABLE SECURITIES" means: (i) U.S. Government Obligations which have a remaining weighted average life to maturity of not more than one year from the date of Investment therein; (ii) any time deposit account, money market deposit and certificate of deposit maturing not more than 180 days after the date of acquisition issued by, or time deposit of, an Eligible Institution; (iii) certificates of deposit, Eurodollar time deposits and bankers' acceptances with maturity of 90 days or less and overnight bank deposits of any financial institution that is organized under the laws of the United States of America or any state hereof, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $300 million (or, to the extent non-United States dollar denominated, the United States Dollar Equivalent of such amount) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act); (iv) commercial paper maturing not more than 180 days after the date of acquisition issued by a corporation (other than an Affiliate of the Company) with a rating, at the time as of which any investment therein is made, of "P-1" or higher according to Moody's Investors Service, Inc., or "A-1" or higher according to Standard & Poor's Ratings Services (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act)); (v) auction rate preferred securities whose rates are reset based on market levels for a par security not more than 90 days after the date of acquisition with a rating, at the time as of which any investment therein is made, of "A-3" or higher according to Moody's Investors Service, Inc., or "A-" or higher according to Standard & Poor's Ratings Services (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act)) and issued by a corporation that is not an Affiliate of the Company; (vi) any banker's acceptance or money market deposit accounts issued or offered by an Eligible Institution; (vii) repurchase obligations with a term of not more than seven days for U.S. Government Obligations entered into with an Eligible Institution; and (viii) any fund investing exclusively in investments of the types described in clauses (i) through (vii) above.

                  (sss) "MATERIAL ADVERSE EFFECT" is defined as (i) a material adverse effect on the Business, operations, earnings prospects condition, financial or otherwise, assets or properties of the Company and its Subsidiaries, taken as a whole, or (ii) material impairment of the ability of the Company and its Subsidiaries to perform any of its obligations under any Loan Document, or (iii) material impairment of the rights of or benefits available to Holders under any Loan Document, or (iv) material impairment of the validity or enforceability of any Loan Document.

                  (ttt) "MATERIAL LITIGATION" shall have the definition set forth in Section 4.6.

                  (uuu) "NASDAQ" is defined as the automated quotation system for securities prices maintained by the National Association of Securities Dealers, or any subsequent arrangement established for such purpose by such organization or any successor thereto.

                  (vvv) "NET CASH PROCEEDS" means, (a) with respect to any Asset Sale, the proceeds of such Asset Sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents (except to the extent such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary of the Company) and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of: (i) brokerage commissions, finders' fees and other fees and expenses (including fees and expenses of counsel, accountants and investment bankers and other advisors) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale without regard to the consolidated results of operations of the Company and its Restricted Subsidiaries, taken as a whole (after taking into account any available offsetting tax credits or deductions and any tax sharing arrangements), (iii) payments made to repay Indebtedness or any other obligation outstanding at the time of such Asset Sale that either (A) is secured by a Lien on the property or assets sold or (B) is required to be paid as a result of such sale and (iv) appropriate amounts to be provided by the Company or any Restricted Subsidiary of the Company as a reserve against any contingent liabilities associated with such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as determined in conformity with GAAP, and (b) with respect to any issuance or sale of Capital Stock, the proceeds of such issuance or sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents (except to the extent such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary of the Company) and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of attorneys' fees, finders' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

                  (www) "NET PROPERTY, PLANT, AND EQUIPMENT" means the total cost of all property, plant, and equipment for the Company and its Subsidiaries on a consolidated basis net of accumulated depreciation and amortization determined in accordance with GAAP.

                  (xxx) "NOTES" shall have the definition set out in Section 1.1 hereof.

                  (yyy) "OCCUPATIONAL SAFETY & HEALTH ACT" shall mean the Occupational Safety & Health Act, as amended.

                  (zzz) "OFFICER'S CERTIFICATE" means a certificate signed by the Chairman, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Holders or such other party as required by this Agreement.

                  (aaaa) "PAYING AGENT" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any) or interest on any Notes on behalf of the Company.

                  (bbbb) "PERMITTED BUSINESS" means any business involving voice, data and other telecommunications services.

                  (cccc) "PERMITTED INDEBTEDNESS" shall have the meaning set forth in Section 6.1(b).

                  (dddd) "PERMITTED INVESTMENT" means (i) an Investment in a Restricted Subsidiary or a Person which will, upon the making of such Investment, become a Restricted Subsidiary or be merged or consolidated with or into or transfer or convey all or substantially all its assets to, the Company or a Restricted Subsidiary; (ii) any Investment in Marketable

Securities or Pledged Securities; (iii) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses in accordance with GAAP; (iv) loans or advances to officers and employees that do not in the aggregate exceed $1.5 million at any time outstanding; (v) stock, obligations or securities received in satisfaction of judgments; (vi) Investments in any Person received as consideration for Asset Sales to the extent permitted under Section 6.6; (vii) Investments in any Person at any one time outstanding (measured on the date each such Investment was made without giving effect to subsequent changes in value) in an aggregate amount not to exceed the greater of (A) Thirty-Five Million ($35 million) or (B) Fifteen percent (15%) of the Company's total consolidated assets; (viii) Investments in deposits with respect to leases or utilities provided to third parties in the ordinary course of business; (ix) Investments in Currency Agreements and Interest Rate Agreements on commercially reasonable terms entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business in connection with the operation of the business of the Company or its Restricted Subsidiaries; provided that such agreements do not increase the Indebtedness of the obligor outstanding at any time other than as a result of fluctuations in foreign currency exchange rates or interest rates or by reason of fees, indemnities and compensation payable thereunder; (x) repurchases or redemptions by the Company of Capital Stock from officers and other employees of the Company or any of its Subsidiaries or their authorized representatives upon the death, disability or termination of employment of such individuals, in an aggregate amount not exceeding One Million Dollars ($1 million) in any calendar year and Three Million Dollars ($3 million) from May 28, 1998; and (xi) Investments in evidences of Indebtedness, securities or other property received from another Person by the Company or any of its Restricted Subsidiaries in connection with any bankruptcy proceeding or by reason of a composition or readjustment of debt or a reorganization of such Person or as a result of foreclosure, perfection or enforcement of any Lien in exchange for evidences of Indebtedness, securities or other property of such Person held by the Company or any of its Subsidiaries, or for other liabilities or obligations of such Person to the Company or any of its Subsidiaries that were created, in accordance with the terms of this Agreement.

                  (eeee) "PERMITTED LIENS" means (i) Liens for taxes, assessments, governmental charges or claims that are being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; (ii) statutory Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other similar Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; (iv) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligations, bankers' acceptances, surety and appeal bonds, government or other contracts, performance and return-of-money bonds and other obligations of a similar nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money); (v) easements, rights-of-way, municipal and zoning ordinances and similar charges, encumbrances, title defects or other irregularities that do not materially interfere with the ordinary course of business of the Company or any of its Restricted Subsidiaries; (vi) Liens (including extensions and renewals thereof) upon real or personal property purchased or leased after the Closing Date; provided that (a) such Lien is created solely for the purpose of securing Indebtedness Incurred in compliance with Section 6.1 (1) to finance the cost (including the cost of design, development, construction, acquisition, installation or integration) of the item of property or assets subject thereto and such Lien is created prior to, at the time of or within six months after the later of the acquisition, the completion of construction or the commencement of full operation of such property or (2) to refinance any Indebtedness previously so secured, (b) the principal amount of the Indebtedness secured by such Lien does not exceed one hundred percent (100%) of such cost and (c) any such Lien shall not extend to or cover any property or assets other than such item of property or assets and any improvements on such item; (vii) leases or subleases granted to others that do not materially interfere with the ordinary course of business of the Company and its Restricted Subsidiaries, taken as a whole; (viii) Liens encumbering property or assets under construction arising from progress or partial payments by a customer of the Company or its Restricted Subsidiaries relating to such property or assets; (ix) any interest or title of a lessor in the property subject to any Capitalized Lease Obligation or operating lease; (x) Liens arising from filing Uniform Commercial Code financing statements regarding leases; (xi) Liens on property of, or on shares of stock or Indebtedness of, any corporation existing at the time such corporation becomes, or becomes a part of, any Restricted Subsidiary; provided that such Liens do not extend to or cover any property or assets of the Company or any Restricted Subsidiary other than the property or assets acquired and were not created in contemplation of such transaction; (xii) Liens in favor of the Company or any Restricted Subsidiary; (xiii) Liens arising from the rendering of a final judgment or order against the Company or any Restricted Subsidiary of the Company that does not give rise to an Event of Default; (xiv) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other property relating to such letters of credit and the products and proceeds thereof; (xv) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (xvi) Liens encumbering customary initial deposits and margin deposits and other Liens that are either within the general parameters customary in the industry or incurred in the ordinary course of business, in each case, securing Indebtedness under Interest Rate Agreements and Currency Agreements; (xvii) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business in accordance with the past practices of the Company and its Restricted Subsidiaries prior to the Closing Date; (xviii) Liens existing on the Closing Date or securing the Notes or any Guarantee of the Notes; (xix) Liens granted after the Closing Date on any assets or Capital Stock of the Company or its Restricted Subsidiaries created in favor of the Holders;
(xx) Liens securing Indebtedness which is incurred to refinance secured Indebtedness which is permitted to be Incurred under clause (viii) of paragraph
(b) of Section 6.1; provided that such Liens do not extend to or cover any property or assets of the Company or any Restricted Subsidiary other than the property or assets securing the Indebtedness being refinanced; and (xxi) Liens securing Indebtedness under Credit Facilities incurred in compliance with clause
(iii) of paragraph (b) of Section 6.1.

                  (ffff) "PERSON" is defined as any natural person, partnership, corporation, limited liability company, nation, state, government, union, association, governmental agency, tribunal, board, bureau and any other form of business or legal entity.

                  (gggg) "PLEDGED SECURITIES" means the securities purchased by the Company with a portion of the net proceeds from the High Yield/Public Debt.

                  (hhhh) "PREFERRED STOCK" means, with respect to any Person, any and all shares, interests, participations, rights or other equivalents (however designated, whether voting or non-voting) of such Person's preferred or preference stock, whether now outstanding or issued after the date of the Indenture, including, without limitation, all series and classes of such preferred or preference stock.

                  (iiii) "PRO FORMA CONSOLIDATED CASH FLOW" means, for any period, the Consolidated Cash Flow of the Company for such period calculated on a pro forma basis to give effect to any Asset Disposition or Asset Acquisition not in the ordinary course of business (including acquisitions of other Persons by merger, consolidation or purchase of Capital Stock) during such period as if such Asset Disposition or Asset Acquisition had taken place on the first day of such period, including any related financing transactions and also giving pro forma effect to any other Indebtedness repaid or discharged during such period other than with respect to working capital borrowings.

                  (jjjj) "PUCS" has the meaning set forth in Section 3.27 hereof.

                  (kkkk) "REDEEMABLE STOCK" means any class or series of Capital Stock of any Person that by its terms (or by the terms of any security into which it is exchangeable) or otherwise is (i) required to be redeemed on or prior to the date that is 123 days after the date of the Stated Maturity of the Notes, (ii) redeemable at the option of the holder of such class or series of Capital Stock at any time on or prior to the date that is 123 days after the date of the Stated Maturity of the Notes or (iii) convertible into or exchangeable for Capital Stock referred to in clause (i) or (ii) above or Indebtedness having a scheduled maturity on or prior to the date that is 123 days after the date of the Stated Maturity of the Notes; provided that any Capital Stock that would not constitute Redeemable Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring on or prior to the date that is 123 days after the date of the Stated Maturity of the Notes shall not constitute Redeemable Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are no more favorable to the holders of such Capital Stock than the provisions contained in Sections 6.6 and 9.1 and such Capital Stock specifically provides that such Person will not repurchase or redeem any such stock pursuant to such provisions on or prior to the date that is 123 days after the date of the Company's repurchase of such Notes as are required to be repurchased pursuant to Sections 6.6 and 9.1.

                  (llll) "REGULATORY AGENCY" shall have the meaning set forth in
Section 3.27 hereof.

                  (mmmm) "RESTRICTED CABLE SUBSIDIARY" shall have the meaning set forth in Section 6.3.

                  (nnnn) "RESTRICTED PAYMENTS" has the meaning specified in
Section 5.1 hereof.

                  (oooo) "RESTRICTED SUBSIDIARY" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

                  (pppp) "SALE-LEASEBACK TRANSACTION" of any person means an arrangement with any lender, investor or other Person ("Investor") or to which such Investor is a party providing for the lease by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person after the acquisition thereof or the completion of construction or commencement of operation thereof to such Investor or to any Person to whom funds have been or are to be advanced by such Investor on the security of such property or asset. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangements may be terminated by the lessee without payment of a penalty.

                  (qqqq) "THE SECURITIES ACT" is defined as the Securities Act of 1933, as amended.

                  (rrrr) "SHARES" shall have the meaning set forth in
Section 2.1 hereof.

                  (ssss) "SIGNIFICANT SUBSIDIARY" means a Restricted Subsidiary that is a "significant subsidiary" as defined in Rule 1-02(w) of Regulations S-X under the Securities Act and the Exchange Act.

                  (tttt) "STATED MATURITY" means, (i) with respect to any debt security, the date specified in such debt security as the fixed date on which the final installment of principal of such debt security is due and payable and
(ii) with respect to any scheduled installment of principal of or interest on any debt security, the date specified in such debt security as the fixed date on which such installment is due and payable.

                  (uuuu) "STRUCTURING FEE" has the meaning specified in
Section 8.10.

                  (vvvv) "SUBSIDIARY" means, with respect to any Person, any corporation, association or other business entity of which more than 50.0% of the outstanding Voting Stock is owned, directly or indirectly, by such Person and one or more other Subsidiaries of such Person.

                  (wwww) "SUBSIDIARY HOLDINGS" means Startec Global Holding Corporation, a Delaware corporation all the outstanding capital stock of which is owned by the Company.

                  (xxxx) "TELECOMMUNICATIONS ACT OF 1996" shall mean the Telecommunications Act of 1996, as amended.

                  (yyyy) "TELECOMMUNICATIONS ASSETS" means, with respect to any Person, equipment and other properties or assets (whether tangible or intangible) used in the telecommunications business including, without limitation, rights with respect to IRUs, MAOUs or minimum investment units (or similar interests) in fiber optic cable and international or domestic telecommunications switches or other transmission facilities, including monitoring and related administrative support facilities (or Common Stock of a Person that becomes a Restricted Subsidiary, the assets of which consist primarily of any such Telecommunications Assets), in each case purchased, or acquired through a Capitalized Lease Obligation, by the Company or a Restricted Subsidiary after May 28, 1998. "IRU" means Indefeasible Right of Use, which is the right to use a telecommunications system, usually an undersea cable, with most of the rights and duties of ownership, but without the right to control or manage the facility and, depending upon the particular agreement, without any right to salvage or duty to dispose of the system's cable at the end of its useful life. "MAOU" means Minimum Assignable Ownership Units which is capacity on a telecommunications system, usually an undersea fiber optic cable, acquired on an ownership basis.

                  (zzzz) "TOTAL LIABILITIES" means the aggregate obligations, both current and long-term, for the payment or re-payment of money of the Company and its Subsidiaries in the aggregate; all calculated in accordance with GAAP.

                  (aaaaa) "TOTAL REVENUE" means all revenue of the Company and its Subsidiaries on a consolidated basis, all calculated in accordance with GAAP.

                  (bbbbb) "TRADE PAYABLES" means any accounts payable or any other indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by the Company or any of its Restricted Subsidiaries arising in the ordinary course of business in connection with the acquisition of goods and services.

                  (ccccc) "TRANSACTION DATE" means, with respect to the Incurrence of any Indebtedness by the Company or any of its Restricted Subsidiaries, the date such Indebtedness is to be Incurred and with respect to any Restricted Payment, the date such Restricted Payment is to be made.

                  (ddddd) "TRUSTEE" shall have the meaning set forth in
Section 9.7.

                  (eeeee) "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code as in effect in the state of New York.

                  (fffff) "UNITED STATES DOLLAR EQUIVALENT" means, with respect to any monetary amount in a currency other than the United States dollar, at any time for the determination thereof, the amount of United States dollars obtained by converting such foreign currency involved in such computation into United States dollars at the spot rate for the purchase of United States dollars with the applicable foreign currency as quoted by Reuters at approximately 11:00 a.m. (New York City time) on the date not more than two business days prior to such determination. For purposes of determining whether any Indebtedness can be incurred (including Permitted Indebtedness), any Investment can be made and any transaction described in Section 6.4 can be undertaken (a "Tested Transaction"), the United States Dollar Equivalent of such Indebtedness, Investment or transaction described in Section 6.4 will be determined on the date Incurred, made or undertaken and no subsequent change in the United States Dollar Equivalent shall cause such Tested Transaction to have been Incurred, made or undertaken in violation of this Agreement.

                  (ggggg) "UNRESTRICTED SUBSIDIARY" means (i) any Subsidiary of the Company that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Restricted Subsidiary of the Company (including any newly acquired or newly formed Subsidiary of the Company) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any Restricted Subsidiary; provided that (A) that the Subsidiary to be so designated has total assets of $1,000 or less or (B) if such Subsidiary has assets greater than $1,000, that such designation would be permitted under Section 5.1, and such Subsidiary is not liable, directly or indirectly, with respect to any Indebtedness other than Unrestricted Subsidiary Indebtedness. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary of the Company; provided that immediately after giving effect to such designation (x) the Company could Incur $1.00 of additional Indebtedness under the first paragraph of Section 6.1 and (y) no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Holders by promptly filing with the Holders a copy of the Board resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

                  (hhhhh) "UNRESTRICTED SUBSIDIARY INDEBTEDNESS" means Indebtedness of any Unrestricted Subsidiary (i) as to which neither the Company nor any Restricted Subsidiary is directly or indirectly liable (by virtue of the Company or any such Restricted Subsidiary being the primary obligor on, guarantor of, or otherwise liable in any respect to, such Indebtedness) and (ii) which, upon the occurrence of a default with respect thereto, does not result in, or permit any holder of any Indebtedness of the Company or any Restricted Subsidiary to declare, a default on such Indebtedness of the Company or any Restricted Subsidiary or cause the payment thereof to be accelerated or payable prior to its Stated Maturity.

                  (iiiii) "U.S. GOVERNMENT OBLIGATIONs" has the meaning specified in Section 9.4.

                  (jjjjj) "VALID BUSINESS REASON" shall have the meaning set forth in Section 2.9 hereof.

                  (kkkkk) "VOTING STOCK" means with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

                  (lllll) "WARRANT SHARES" shall have the meaning set forth in
Section 2.1 hereof.


                  (mmmmm) "WARRANTS" shall have the meaning set forth in Section
2.1 hereof.

Section 16.2 RULES OF CONSTRUCTION. The rule of EJUSDEM GENERIS shall not be applicable herein to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned. Unless the context otherwise requires:

                  (a) A term has the meaning assigned to it;

                  (b) "Or" is not exclusive;

                  (c) Provisions apply to successive events and transactions;

                  (d) "Herein," "Hereof," "Hereto," "Hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision unless otherwise so provided;

                  (e) All words or terms used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender; and

                  (f) All financial terms used herein and not capitalized shall have the meaning accorded them under GAAP, and when used in respect of the Company, shall mean the Company and its Subsidiaries on a consolidated basis.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

              IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed as of the date first above written


Company:                                        STARTEC GLOBAL COMMUNICATIONS
                                                CORPORATION


[Seal]



Attest: /s/ YOLANDA STEFANOU FAERBER            By: /s/ RAM MUKUNDA
        ------------------------------------        ----------------------------
         Yolanda Stefanou Faerber, Secretary        Ram Mukunda, President


Holders:                                        ALLIED CAPITAL CORPORATION


[Seal]

                                                By: /s/ SCOTT S. BINDER
                                                    ----------------------------
                                                    Scott S. Binder, Managing
                                                       Director

                                    EXHIBITS


Document                                                          Number
--------                                                          ------
Valuation of Warrants                                             2.12
Organizational Documents                                          3.01(a)
Jurisdictions of Authority as Foreign Corporation                 3.01(b)
Resolutions of Company's Board of Directors                       3.01(c)
Opinion of Company's Counsel                                      3.01(e)
Schedule of Litigation                                            3.03
Schedule of Real Property Leases                                  3.06(a)
Schedule of Material Agreements                                   3.06(b)
Management History                                                3.09
Schedule of Subsidiaries and Other Affiliates                     3.10
Schedule of Executive Officers and Directors                      3.11
Adverse Changes and Other Debts                                   3.12
Fully Diluted  Equity Spreadsheet                                 3.17

Schedule of Employment-Related Agreements                         3.23
Schedule of Related-Party Transactions                            3.24
Schedule of Regulatory Licenses Exceptions                        3.27A
Schedule of Authorization                                         3.27B
Schedule of Regulatory Proceedings                                3.29
Insurance Certificate                                             4.10
